                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 Master Servicer,

                                                        and

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                      Trustee

                                                  AMENDMENT NO. 2

                                                        TO

                                                 SERIES SUPPLEMENT

                                            Dated as of March 19, 2007

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                  Series 2006-QH1

         THIS  AMENDMENT  NO. 2 TO SERIES  SUPPLEMENT  dated as of  March 19,  2007  (this  "Amendment"),  is among
RESIDENTIAL  ACCREDIT  LOANS,  INC.,  a  Delaware  corporation,  in its  capacity  as  depositor  (the  "Company"),
RESIDENTIAL  FUNDING COMPANY,  LLC, a Delaware limited liability  company,  in its capacity as master servicer (the
"Master Servicer"),  and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking  corporation,  in its capacity as trustee (the "Trustee").  Capitalized  terms used in this Amendment and not otherwise  defined herein will have the meanings  assigned to them in the Series  Supplement  dated as of November 1, 2006,  among the Company,  the Master
Servicer and the Trustee (as amended by Amendment  No. 1 to the Series  Supplement  dated January 2, 2007 among the
Company,  the Master  Servicer and the Trustee) (the "Series  Supplement"),  and the Standard  Terms of Pooling and
Servicing  Agreement  dated as of November 1, 2006,  among the  Company,  the Master  Servicer and the Trustee (the
"Standard Terms," together with the Series  Supplement,  the "Pooling  Agreement"),  to the extent  incorporated by reference into the Series Supplement.

                                                W I T N E S S E T H

         WHEREAS,  the Company hereby  authorizes and directs the Trustee to enter into this Amendment No. 2 on the terms provided herein and the Trustee, by execution of this Amendment No. 2, complies therewith;

         WHEREAS,  the Company,  the Master  Servicer and the Trustee  entered into  Amendment  No. 2 to the Series
Supplement and the Series  Supplement,  and the Company and the Master Servicer have determined that adding certain provisions  to the Series  Supplement  is necessary to make the Class SB  Certificates  Rule 144A and  Regulation S eligible;

         WHEREAS,  the Company,  the Master Servicer and the Trustee desire to amend the Series  Supplement to make the Class SB Certificates 144A and Regulation S eligible; and

         WHEREAS,  Section  11.01(b) of the Pooling  Agreement  provides that the Series  Supplement may be amended with the consent of the Holders of at least 66% of the Percentage  Interests of the affected Class of  Certificates as follows.

         NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.        Amendments.

(a)      Section  1.01 of the Series  Supplement  is hereby  amended in respect of the  defined  terms  "Book-Entry
Certificate" and "Class SB  Certificate",  which are hereby amended by replacing such definitions in their entirety with the following:

                  (i)      Book-Entry Certificate:  The Class A, Class M and Class SB Certificates.

                  (ii)     Class SB  Certificate:  Any one of the Class SB  Certificates  executed  by the  Trustee and  authenticated  by the Certificate  Registrar  substantially  in the form set forth on Exhibit Eleven-A hereto, subordinate to the Class A Certificates and Class M Certificates  with respect to distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and evidencing  ownership of the REMIC III Regular  Interest for purposes of the REMIC Provisions,  together with certain rights to payments under the Yield Maintenance  Agreements and certain obligations with respect to payments of Basis Risk Shortfalls.

(b)      Section 1.01 of the Series Supplement is hereby amended to include the following defined terms:

                  (i)      Clearstream:  Clearstream Banking, société anonyme.

                  (ii)     Definitive Certificate:  Any definitive, fully registered Certificate.

                  (iii)    Euroclear:  Euroclear Bank, S.A./NA, as operator of The Euroclear System.

                  (iv)     Permanent   Regulation  S  Global  Offered   Certificate:   Any  one  of  the  Class  SB
Certificates  substantially  in the form of Exhibit Eleven-B  hereto,  and, in both cases,  more fully described in
Section 5.02(g) hereof.

                  (v)      Rule  144A:  Rule  144A  under the  Securities  Act of 1933,  as in effect  from time to time.

                  (vi)     Rule  144A  Global  Offered   Certificate:   Any  one  of  the  Class  SB   Certificates
substantially  in the form  annexed to the  Standard  Terms as Exhibit  C-II,  as more fully  described  in Section
5.02(g) hereof.

                  (vii)    Temporary   Regulation  S  Global  Offered   Certificate:   Any  one  of  the  Class  SB
Certificates  substantially  in the form of Exhibit Eleven-C  hereto,  and, in both cases,  more fully described in
Section 5.02(g) hereof.

(c)      Article V of the Series  Supplement is hereby  amended in its entirety by replacing  such section with the following:

                  Section 5.01    The Certificates.  (See Section 5.01 of the Standard Terms.)

                  Section 5.02    Registration of Transfer and Exchange of Certificates.

                           (a)      (See Section 5.02(a) of the Standard Terms.)

                           (b)      (See Section 5.02(b) of the Standard Terms.)

                           (c)      (See Section 5.02(c) of the Standard Terms.)

                           (d)      No transfer,  sale,  pledge or other disposition of a Class SB Certificate that is a Definitive  Certificate  shall be made unless such  transfer,  sale,  pledge or other  disposition is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any applicable state  securities  laws or is made in  accordance  with said Act and laws.  Except with respect to (i) the transfer of a Class SB  Certificate  by the Company to an  Affiliate  of the Company or the  transfer of a
         Class SB  Certificate  from the Company or an  Affiliate  of the Company to an owner trust or other entity established  by the Company  (including to the Trustee,  as a NIM Trustee),  or (ii) a transfer of a Class
         SB  Certificate  from the NIM Trustee to the Company or an Affiliate  of the Company,  in the event that a transfer  of a Class SB  Certificate  is to be made,  either  (I)(A) the Trustee  shall  require a written
         Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such transfer may be made  pursuant to an  exemption,  describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which Opinion of
         Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that, if such transfer  is made by the  Company or the Master  Servicer  or any  Affiliate  thereof,  the Company or the
         Master  Servicer  shall provide such Opinion of Counsel at their own expense);  provided that such Opinion of Counsel will not be required in connection  with the initial  transfer of any such  Certificate  by the
         Company or any  Affiliate  thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation  letter,  substantially in the form of Exhibit H to the
         Standard  Terms,  and the  Trustee  shall  require  the  transferor  to execute a  representation  letter, substantially  in the  form of  Exhibit  I to the  Standard  Terms,  each  acceptable  to and in form  and substance  satisfactory  to the  Company  and the  Trustee  certifying  to the Company and the Trustee the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trustee, the Company or the Master  Servicer;  provided,  however,  that such  representation  letters  will not be required in connection with any transfer of any such  Certificate by the Company or any Affiliate  thereof to the Company or an Affiliate  of the Company,  and the Trustee  shall be entitled to  conclusively  rely upon a representation  (which, upon the request of the Trustee,  shall be a written  representation)  from the Company,  of the status of such  transferee  as an  Affiliate  of the Company or (II) the  prospective transferee  of such a  Certificate  shall be required to provide the  Trustee,  the Company and the Master
         Servicer with an investment  letter  substantially in the form of Exhibit J attached to the Standard Terms
         (or such other form as the Company in its sole  discretion  deems  acceptable),  which  investment  letter shall not be an expense of the Trustee,  the Company or the Master Servicer,  and which investment  letter states that,  among other things,  such  transferee  (A) is a "qualified  institutional  buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified  institutional  buyers" as defined  under Rule 144A and (B) is aware that the proposed  transferor  intends to rely on the  exemption from  registration  requirements  under the  Securities  Act of 1933,  as amended,  provided by Rule 144A.
         With respect to any transfer of an interest in a Global Offered  Certificate  from a Holder of an interest in a Global  Offered  Certificate,  the  requirements  of  (I)(A)  and (B)  above  shall not apply and any transferee of a Rule 144A Global Offered  Certificate  will be deemed to have represented and warranted as to the matters set forth in Exhibit J attached to the  Standard  Terms and any  transferee  of a Temporary
         Regulation S Global Offered  Certificate  or Permanent  Regulation S Global  Offered  Certificate  will be deemed to have  represented  and  warranted  as to the matters set forth in Exhibit  Twelve of this Series
         Supplement.  The Holder of any such  Certificate  desiring to effect any such  transfer,  sale,  pledge or other  disposition  shall,  and does hereby  agree to,  indemnify  the Trustee,  the  Company,  the Master
         Servicer and the  Certificate  Registrar  against any  liability  that may result if the  transfer,  sale, pledge or other  disposition  is not so exempt or is not made in  accordance  with such  federal and state laws

                           (e)      (See Section 5.02(e) of the Standard Terms.).

                           (f)      (See Section 5.02(f) of the Standard Terms.)

                           (g)      Provisions  Regarding  Rule  144A and  Regulation  S  Transfers.  (i)  Class SB
         Certificates  sold to  "qualified  institutional  buyers" as defined in and in reliance on Rule 144A under the 1933 Act  shall  be  represented  by one or more  Rule  144A  Global  Offered  Certificates.  Class SB
         Certificates  sold in offshore  transactions in reliance on Regulation S under the Securities Act shall be represented initially by Temporary Regulation S Global Offered Certificates).

                                    (ii)    The  Temporary  Regulation  S  Global  Offered  Certificates  shall  be exchanged  on the  later of (a) 40 days  after  the  later of the  Closing  Date (b) the date on which the requisite  certifications  are due to and  provided to the Trustee  (the later of clauses (a) and (b), the
         "Exchange  Date") for Permanent  Regulation S Global  Offered  Certificates.  Regulation S Global  Offered
         Certificates  shall be issued in registered  form,  without  coupons,  and deposited upon the order of the
         Transferor  with the Trustee as custodian for and  registered  in the name of a nominee of the  Depository for credit to the account of the depositaries for Euroclear and Clearstream).

                                    (iii)   A  Certificate  Owner  holding an interest in a Temporary  Regulation S
         Global  Offered  Certificate  may  receive  payments  in  respect  of the  Certificates  on the  Temporary
         Regulation S Global  Offered  Certificate  only after the delivery,  to Euroclear or  Clearstream,  as the case may be, of a written  certification  substantially  in the form set forth in  Exhibit  Six,  and upon delivery by Euroclear or Clearstream,  as the case may be, to the Trustee and  Certificate  Registrar of a certification  or  certifications  substantially  in the form set forth in Exhibit  Seven  (the  "Clearing
         System  Certificate").  The delivery by a Certificate Owner of the  certification  referred to above shall constitute its  irrevocable  instruction to Euroclear or  Clearstream,  as the case may be, to arrange for the  exchange  of  the  Certificate  Owner's  interest  in  the  Temporary  Regulation  S  Global  Offered
         Certificate for a beneficial  interest in the Permanent  Regulation S Global Offered Certificate after the
         Exchange Date in accordance with paragraph (iv) below.

                                    (iv)    After  (i) the  Exchange  Date  and  (ii)  receipt  by the  Certificate
         Registrar  of written  instructions  from  Euroclear or  Clearstream,  as the case may be,  directing  the
         Certificate  Registrar to credit or cause to be credited to either  Euroclear's or  Clearstream's,  as the case may be,  Depository's  account a beneficial  interest in the  Permanent  Regulation S Global  Offered
         Certificate  in a  principal  amount not greater  than that of the  beneficial  interest in the  Temporary
         Regulation S Global  Offered  Certificate,  the  Certificate  Registrar  shall  instruct the Depository to reduce the principal  amount of the Temporary  Regulation S Global  Offered  Certificate  and increase the principal  amount of the Permanent  Regulation S Global Offered  Certificate,  by the principal  amount of the beneficial  interest in the Temporary  Regulation S Global Offered  Certificate to be so  transferred, and to credit or cause to be  credited  to the account of  Euroclear,  Clearstream  or a Person who has an account  with the  Depository  as the case may be, a  beneficial  interest in the  Permanent  Regulation S
         Global Offered  Certificate  having a Certificate  Principal Balance of the Temporary  Regulation S Global
         Offered  Certificate  that was reduced upon the transfer.  Upon return of the entire  principal  amount of the  Temporary  Regulation  S Global  Offered  Certificate  to the  Trustee  in  exchange  for  beneficial interests in the Permanent  Regulation S Global  Offered  Certificate,  Trustee shall cancel the Temporary
         Regulation S Global Offered Certificate by perforation and shall forthwith destroy it.

                                    (v)     For  transfer  of  an  interest  in a  Permanent  Regulation  S  Global
         Offered   Certificate   for  an   interest  in  the  Rule  144A  Global   Offered   Certificate,   if  the
         Certificateholder  of a  beneficial  interest  in a  Permanent  Regulation  S Global  Offered  Certificate
         deposited  with the Depository  wishes at any time to exchange its interest in the Permanent  Regulation S
         Global  Offered  Certificate,  or to transfer its interest in the  Permanent  Regulation S Global  Offered
         Certificate  to a Person who wishes to take  delivery  thereof in the form of an interest in the Rule 144A
         Global Offered Certificate,  the  Certificateholder  may, subject to the rules and procedures of Euroclear or Clearstream  and the Depository,  as the case may be, give directions for the Certificate  Registrar to exchange  or cause the  exchange  or transfer or cause the  transfer  of the  interest  for an  equivalent beneficial  interest  in the Rule  144A  Global  Offered  Certificate.  Upon  receipt  by the  Certificate
         Registrar  of   instructions   from   Euroclear  or   Clearstream,   from  the   Depository  or  from  the
         Certificateholder,  as the case may be,  directing  the  Certificate  Registrar  to  credit or cause to be credited a  beneficial  interest  in the Rule 144A  Global  Offered  Certificate  equal to the  Percentage
         Interest in the Permanent  Regulation S Global Offered  Certificate  to be exchanged or transferred  (such instructions to contain information  regarding the Depository  Participant account to be credited with the increase,  and,  with  respect to an exchange or transfer  of an interest in the  Permanent  Regulation  S
         Global Offered Certificate,  information  regarding the Depository  Participant account to be debited with the  decrease),  the  Certificate  Registrar  shall  instruct  the  Depository  to  reduce  the  Permanent
         Regulation S Global Offered  Certificate by the aggregate  principal amount of the beneficial  interest in the  Permanent  Regulation  S Global  Offered  Certificate  to be so  exchanged  or  transferred,  and the
         Certificate  Registrar shall instruct the  Depository,  concurrently  with the reduction,  to increase the principal  amount of the Rule 144A Global  Offered  Certificate  by the  aggregate  Certificate  Principal
         Balance of the  beneficial  interest in the Permanent  Regulation S Global  Offered  Certificate  to be so
         exchanged  or  transferred,  and to credit or cause to be credited to the account of the Person  specified in the  instructions  a  beneficial  interest in the Rule 144A  Global  Offered  Certificate  equal to the reduction in the Certificate Principal Balance of the Permanent Regulation S Global Offered Certificate.

                                    (vi)    For  transfers  of  an  interest  in  the  Rule  144A  Global   Offered
         Certificate for an interest in a Regulation S Global Offered  Certificate,  if a Certificate Owner holding a  beneficial  interest in the Rule 144A Global  Offered  Certificate  wishes at any time to exchange  its interest in the Rule 144A Global  Offered  Certificate  for an interest in a Regulation  S Global  Offered
         Certificate,  or to transfer its  interest in the 144A  Book-Entry  Certificate  to a Person who wishes to take  delivery  thereof in the form of an interest in the  Regulation S Global  Offered  Certificate,  the
         Certificateholder  may,  subject to the rules and procedures of the  Depository,  give  directions for the
         Certificate  Registrar  to  exchange  or cause the  exchange  or  transfer  or cause the  transfer  of the interest for an  equivalent  beneficial  interest in the  Regulation S Global  Offered  Certificate.  Upon
         receipt by the  Certificate  Registrar  of (A)  instructions  given in  accordance  with the  Depository's procedures  from a Depository  Participant or from the  Certificateholder,  as the case may be,  directing the  Certificate  Registrar  to credit or cause to be credited a beneficial  interest in the  Regulation S
         Global Offered  Certificate in an amount equal to the beneficial  interest in the Rule 144A Global Offered
         Certificate  to  be  exchanged  or  transferred,  (B)  a  written  order  given  in  accordance  with  the
         Depository's  procedures containing information regarding the account of the depositaries for Euroclear or
         Clearstream or another  Depository  Participant,  as the case may be, to be credited with the increase and the name of the  account  and (C)  certificates  in the forms of  Exhibits  Eight and Nine,  respectively, given by the proposed  transferee and the Certificate  Owner of the interest,  the  Certificate  Registrar shall  instruct  the  Depository  to reduce the Rule 144A  Global  Offered  Certificate  by the  aggregate principal  amount  of the  beneficial  interest  in the Rule  144A  Global  Offered  Certificate  to be so
         exchanged or transferred and the Certificate  Registrar shall instruct the Depository,  concurrently  with the reduction,  to increase the principal  amount of the  Regulation S Global  Offered  Certificate by the
         aggregate  Certificate  Principal  Balance of the  beneficial  interest  in the Rule 144A  Global  Offered
         Certificate  to be so  exchanged or  transferred,  and to credit or cause to be credited to the account of the Person  specified  in the  instructions  a  beneficial  interest in the  Regulation  S Global  Offered
         Certificate  equal to the reduction in the Certificate  Principal  Balance of the Rule 144A Global Offered
         Certificate.

                                    (vii)   Notwithstanding  any other  provisions  of this  Section  5.02(g),  the
         Underwriter may exchange beneficial  interests in the Temporary  Regulation S Global Offered  Certificates
         held by it for  interests  in the Rule  144A  Global  Offered  Certificates  only  after  delivery  by the
         Underwriter of  instructions  for the exchange  substantially  in the form of Exhibit Ten. Upon receipt of the  instructions  provided in the  preceding  sentence,  the  Certificate  Registrar  shall  instruct the
         Depository to reduce the principal amount of the Temporary  Regulation S Global Offered  Certificate to be
         so  transferred  and shall  instruct  the  Depository  to increase the  principal  amount of the Rule 144A
         Global  Offered  Certificate  and credit or cause to be credited to the account of the  placement  agent a beneficial  interest in the Rule 144A Global Offered  Certificate  having a principal  amount equal to the amount  by which the  principal  amount of the  Temporary  Regulation  S Global  Offered  Certificate  was
         reduced  upon the  transfer  pursuant to the  instructions  provided in the first  sentence of this clause
         (vii).

                                    (viii)  If  a  transfer  of a  Class  SB  Certificate  which  is  a  Definitive
         Certificate  is to be made,  the Trustee shall require a written  Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Company that such  transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant to the 1933 Act,  which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Company or the Master Servicer.

                                    (ix)    The Holder of a Class SB  Certificate  desiring to effect any transfer, sale,  pledge or other  disposition  shall, and does hereby agree to, indemnify the Trustee,  the Company, the Master Servicer and the Certificate  Registrar  against any liability that may result if the transfer, sale,  pledge or other  disposition  is not so exempt or is not made in accordance  with the provisions of this Agreement.

                  Section 5.03      Mutilated,  Destroyed,  Lost or Stolen  Certificates.  (See Section 5.03 of the
                  Standard Terms.)

                  Section 5.04    Persons Deemed Owners.  (See Section 5.04 of the Standard Terms.)

                  Section 5.05    The Certificates.

                                    The Trustee may appoint a Paying Agent for the purpose of making  distributions to the  Certificateholders  pursuant to Section  5.02. In the event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee  shall deposit or cause to be  deposited  with the Paying  Agent a sum  sufficient  to make the  payments to the
                  Certificateholders  in the amounts and in the manner  provided for in Section  5.02,  such sum to be held in trust for the benefit of the Certificateholders.

                           The  Trustee  shall  cause each  Paying  Agent to execute  and deliver to the Trustee an instrument  in which such Paying  Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the  payment to the  Certificateholders  in trust for the benefit of
                  the   Certificateholders   entitled  thereto  until  such  sums  shall  be  distributed  to  such
                  Certificateholders.  Any  sums so held  by such  Paying  Agent  shall  be held  only in  Eligible
                  Accounts to the extent such sums are not  distributed  to the  Certificateholders  on the date of receipt by such Paying Agent.

                  Section 5.06    U.S.A. Patriot Act Compliance.  (See Section 5.06 of the Standard Terms.)

(d)      The Exhibits in the Series Supplement are hereby amended to include Exhibits Six through Twelve as set forth in Annex I.

SECTION 2.        Effect of Amendment.

         Upon  execution  of this  Amendment,  the Pooling  Agreement  shall be, and be deemed to be,  modified and amended in accordance  herewith and the  respective  rights,  limitations,  obligations,  duties,  liabilities  and immunities of the parties  thereto shall  hereafter be determined,  exercised and enforced  subject in all respects to such  modifications  and  amendments,  and all the terms and conditions of this Amendment  shall be deemed to be part of the terms and  conditions of the Pooling  Agreement  (as  applicable)  for any and all purposes.  Except as modified  and  expressly  amended  by this  Amendment,  the  Pooling  Agreement  is in all  respects  ratified  and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3.        Binding Effect.

         The  provisions of this  Amendment  shall be binding upon and inure to the benefit of the parties  hereto, any Certificateholder and each of their respective successors and assigns.

SECTION 4.        Governing Law.

         This  Amendment  shall be governed by and construed in  accordance  with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be determined  in accordance  with such laws.

SECTION 5.        Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Amendment  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Amendment and shall in no way affect the validity or  enforceability  of the other  provisions of this Amendment or of the Certificates or the rights of the
Certificate Insurer or the Certificateholders.

SECTION 6.        Section Headings.

         The section  headings  herein are for  convenience  of  reference  only,  and shall not limit or otherwise affect the meaning hereof.

SECTION 7.        Counterparts.

         This  Amendment  may be executed in several  counterparts,  each of which shall be an original  and all of which shall constitute but one and the same instrument.

                                             [Signature Pages Follow]

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.

                                                             By: /s/ Heather Anderson
                                                                 Name:   Heather Anderson
                                                                 Title:  Vice President

                                                             RESIDENTIAL FUNDING COMPANY, LLC

                                                             By: /s/Christopher Martinez
                                                                 Name:  Christopher Martinez
                                                                 Title: Associate

                                                             DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                             as Trustee

                                                             By:  /s/ Karlene Benevenuto
                                                                  Name:   Karlene Benevenuto
                                                                  Title:  Authorized Signer

                                                             By:  /s/ Melissa Wilman
                                                                  Name:   Melissa Wilman
                                                                  Title:  Vice President
Acknowledged and agreed to by:

GOLDMAN, SACHS & CO.,
as the sole owner of the Class SB Certificates

By:  /s/
     Name:
     Title:

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the  ____  day  of  March  2007  before  me,  a  notary  public  in  and  for  said  State,  personally appeared_____________,  known  to me to be a  Vice  President  of  Residential  Accredit  Loans,  Inc.,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     Notary Public

                                                     ________________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of March  2007  before  me, a notary  public in and for said  State,  personally  appeared
_____________,  known to me to be an Associate of Residential  Funding Company,  LLC, one of the corporations  that executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ________________________________

[Notarial Seal]

STATE OF CALIFORNIA                )
                                   ) ss.:
COUNTY OF ORANGE                   )

         On the ____ day of March  2007  before  me, a notary  public in and for said  State,  personally  appeared
_________________,  known to me to be a __________ of Deutsche Bank Trust Company Americas,  a banking  association organized under the laws of the United States that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and acknowledged to me that such banking  corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ____________________________________

[Notarial Seal]

                                                      ANNEX I

                                         EXHIBITS TO THE SERIES SUPPLEMENT

                                                    EXHIBIT SIX

                               FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, société anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

                  Re: RESIDENTIAL ACCREDIT LOANS, INC., Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2006-QH1,  Class SB, issued pursuant to the Series  Supplement,  dated as of November 1, 2006, to the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of  November 1, 2006,  among
                  RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC, and DEUTSCHE BANK TRUST
                  COMPANY AMERICAS, as Trustee
                  (the "Certificates")

         This is to certify that as of the date hereof and except as set forth below,  the  beneficial  interest in the  Certificates  held by you for our  account is owned by persons  that are not U.S.  persons (as defined in Rule
901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend  to submit  your  certification  relating  to the  Certificates  held by you in which  the  undersigned  has acquired,  or intends to acquire,  a  beneficial  interest in  accordance  with your  operating  procedures  if any applicable  statement  herein is not  correct on such date.  In the  absence  of any such  notification,  it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests in and does not relate to U.S.  $_________  principal amount of the  Certificates  appearing  in your books as being held for our  account but that we have sold or as to which we are not yet able to certify.]

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:______________________,*/      By:_____________________________________________,
                                            Account Holder

_______________________
*        Certification  must be  dated  on or  after  the  15th  day  before  the  date of the  Euroclear  or Cedel certificate to which this certification releases.

                                                   EXHIBIT SEVEN

                               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         DB Services Tennessee
         648 Grassmere Park Road
         Nashville, TN 37211-3658
         Attn:  Transfer Unit

         Re:      RESIDENTIAL  ACCREDIT  LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2006-QH1,  Class SB, issued pursuant to the Series  Supplement,  dated as of November 1, 2006, to the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of  November 1, 2006,  among
                  RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC, and DEUTSCHE BANK TRUST
                  COMPANY AMERICAS, as Trustee (the "Certificates").

         This is to certify that, based solely on  certifications  we have received in writing,  by tested telex or by  electronic  transmission  from member  organizations  appearing in our records as persons  being  entitled to a portion of the principal amount set forth below (our "Member  Organizations") as of the date hereof,  $____________
principal  amount of the  Certificates  is owned by persons  (a) that are not U.S.  persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or (b) who purchased their  Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

         We further certify (a) that we are not making  available  herewith for exchange any portion of the related
Temporary  Regulation S Global Class SB  Certificate  excepted in such  certifications  and (b) that as of the date hereof  we have not  received  any  notification  from  any of our  Member  Organizations  to the  effect  that the statements  made by them with  respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

         We understand  that this  certification  is required in  connection  with certain  securities  laws of the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:______________________*                Yours faithfully,

* To be dated no earlier                    By:___________________________________
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office, as
                                            Operator of the Euroclear Clearance System
                                            Cedel, société anonyme

                                                   EXHIBIT EIGHT

                                                      FORM OF
                                        CERTIFICATE TO BE GIVEN BY TRANSFEREE
                                      OF BENEFICIAL INTEREST IN A REGULATION S
                                               BOOK-ENTRY CERTIFICATE

         Euroclear                                            Cedel, société anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B- 1210 Brussels, Belgium                            L- 1331 Luxembourg

                  Re:      RESIDENTIAL  ACCREDIT LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                           Series 2006-QH1,  Class SB, issued pursuant to Series  Supplement,  dated as of November
                           1,  2006,  to the  Standard  Terms  of  Pooling  and  Servicing  Agreement,  dated as of
                           November 1, 2006, among RESIDENTIAL  ACCREDIT LOANS, INC.,  RESIDENTIAL FUNDING COMPANY,
                           LLC, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

         This is to certify  that as of the date hereof,  and except as set forth below,  for purposes of acquiring a beneficial  interest in the Certificates,  the undersigned  certifies that it is not a U.S. person (as defined in
Rule 901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the Certificates held by you in which the undersigned  intends to acquire a beneficial  interest in accordance with your operating  procedures if any applicable  statement herein is not  correct on such date.  In the  absence of any such  notification,  it may be assumed  that this  certification applies as of such date.

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:________________________                                              By:____________________________________

                                                   EXHIBIT NINE

                                                      FORM OF
                                        TRANSFER CERTIFICATE FOR EXCHANGE OR
                                      TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                                       TO REGULATION S BOOK-ENTRY CERTIFICATE

DB Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211-3658
Attn: Transfer Unit

         Re:      RESIDENTIAL  ACCREDIT  LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2006-QH1,  Class SB, issued pursuant to the Series  Supplement,  dated as of November 1, 2006, to the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of  November 1, 2006,  among
                  RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC, and DEUTSCHE BANK TRUST
                  COMPANY AMERICAS, as Trustee (the "Certificates").

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S.  $____________  principal amount of Certificates that are held as a beneficial interest  in the  144A  Book-Entry  Certificate  (CUSIP  No.  ________)  with DTC in the  name of  [insert  name of transferor]  (the  "Transferor").  The Transferor has requested an exchange or transfer of the beneficial  interest for an interest in the  Permanent  Regulation S Global Class SB  Certificate  (CUSIP No.  ________) to be held with
[Euroclear] [Cedel] through DTC.

         In connection  with the request and in receipt of the  Certificates,  the  Transferor  does hereby certify that the exchange or transfer has been  effected in  accordance  with the  transfer  restrictions  set forth in the
Agreement and the Certificates and:

                  (a)      pursuant to and in accordance  with  Regulation S under the  Securities  Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

                           (i)      the  offer of the  Certificates  was not made to a U.S.  Person as  defined  in
                  Regulation  S  under  the  Securities  Act  that  purchased  the   Certificates  in  an  Offshore
                  Transaction  as defined in Regulation S under the Securities  Act and  understands  that the sale of the  Certificates  to it is being made in  reliance  on the  exemption  from the  registration requirements of the Securities Act provided by Regulation S thereunder,

                           [(ii)    at the time the buy  order was  originated,  the  transferee  was  outside  the
                  United  States of  America or the  Transferor  and any  person  acting on its  behalf  reasonably believed that the transferee was outside the United States of America,

                           (ii)     the  transaction  was executed in, on or through the facilities of a designated offshore  securities  market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,]**/

                           (iii)    no  directed   selling  efforts  have  been  made  in   contravention   of  the
                  requirements of Rule 903(b) or 904(b) of Regulation 5, as applicable,

                           (iv)     the  transaction  is not part of a plan or  scheme  to evade  the  registration requirements of the Securities Act, and

                  (b)      with respect to  transfers  made in reliance on Rule 144 under the  Securities  Act, the
         Transferor does hereby certify that the Certificates are being  transferred in a transaction  permitted by
         Rule 144 under the Securities Act.

         This  certification  and the statements  contained herein are made for your benefit and the benefit of the issuer and the [placement agent].

                                                              [Insert name of Transferor]

Date:_________________________              By:__________________________________________________
                                            Title:_______________________________________________

__________________________
**       Insert  one of these two  provisions,  which  come  from the  definition  of  "offshore  transactions"  in
         Regulation S.

                                                    EXHIBIT TEN

                                                       FORM OF
                                       INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

                  Re:      RESIDENTIAL  ACCREDIT LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                           Series  2006-QH1,  Class SB,  issued  pursuant  to the  Series  Supplement,  dated as of
                           November 1, 2006,  to the Standard  Terms of Pooling and Servicing  Agreement,  dated as of November  1, 2006,  among  RESIDENTIAL  ACCREDIT  LOANS,  INC.,  RESIDENTIAL  FUNDING
                           COMPANY, LLC, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates")

         Pursuant to Section 5.02(g) of the Agreement,  ________________________  (the "Initial  Purchaser") hereby requests  that  $______________  aggregate  principal  amount of the  Certificates  held by you for our account and represented  by the  Temporary  Regulation S Global Class SB  Certificate  (CUSIP No.  ________) (as defined in the
Agreement) be exchanged for an equal  principal  amount  represented  by the Rule 144A Global Class SB  Certificate
(CUSIP No. _______) to be held by you for our account.

Date:_________________________________               [Initial Purchaser]

                                                     By:__________________________________________
Title:________________________________

                                                 EXHIBIT ELEVEN-A

                                FORM OF RULE 144A GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH AN INTEREST IN THE YIELD  MAINTENANCE
AGREEMENTS AND AN OBLIGATION TO PAY CERTAIN BASIS RISK SHORTFALL AMOUNTS.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND (II) IT UNDERSTANDS THAT THIS CERTIFICATE
IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE SHALL FORWARD SUCH TAX  CERTIFICATION  FORM PROVIDED TO IT TO THE YIELD  MAINTENANCE  AGREEMENTS  PROVIDER.
EACH  HOLDER OF A CLASS SB  CERTIFICATE  AND EACH  TRANSFEREE  THEREOF  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
TRUSTEE  FORWARDING TO THE YIELD MAINTENANCE  AGREEMENTS  PROVIDER ANY SUCH TAX CERTIFICATION  FORM IT HAS PROVIDED
AND UPDATED IN  ACCORDANCE  WITH THESE  TRANSFER  RESTRICTIONS.  ANY  PURPORTED  SALES OR TRANSFERS OF ANY CLASS SB
CERTIFICATE TO A TRANSFEREE WHICH DOES NOT COMPLY WITH THESE  REQUIREMENTS  SHALL BE DEEMED NULL AND VOID UNDER THE
AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  November 1, 2006
First Distribution Date:  December 26, 2006                  Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-QH1

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family residential properties sold by RESIDENTIAL ACCREDIT LOANS
                  INCORPORATED

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor,"  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and Deutsche Bank
Trust Company Americas,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms,  provisions  and conditions  of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series  specified hereon (herein  collectively  called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
(Please print or typewrite name and address including  postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available fund to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This information is provided by ___________________________________, the assignee named above, or
______________________________, as its agent.

                                                 EXHIBIT ELEVEN -B

                          FORM OF PERMANENT REGULATION S GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH AN INTEREST IN THE YIELD  MAINTENANCE
AGREEMENTS AND AN OBLIGATION TO PAY CERTAIN BASIS RISK SHORTFALL AMOUNTS.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  (II) IT  UNDERSTANDS THAT THIS CERTIFICATE IS
BEING  TRANSFERRED  TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE  144A,  OR (B) IN AN  OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH  RULE 903 OR RULE 904 OF  REGULATION  S; AND
(III) IF THE HOLDER IS A  REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND WILL NOT BE
REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR
TO U.S.  PERSONS  PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING  DATE MAY  CONSTITUTE  A VIOLATION  OF UNITED
STATES LAW, AND THAT  DISTRIBUTIONS  OF PRINCIPAL  AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY
FOLLOWING  THE  DELIVERY BY THE HOLDER OF A  CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE  EXCHANGE OF
BENEFICIAL INTEREST IN TEMPORARY  REGULATION S GLOBAL OFFERED  CERTIFICATES FOR BENEFICIAL INTERESTS IN THE RELATED
PERMANENT  REGULATION S GLOBAL  OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL ITSELF REQUIRE A  CERTIFICATION  OF
NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE SHALL FORWARD SUCH TAX  CERTIFICATION  FORM PROVIDED TO IT TO THE YIELD  MAINTENANCE  AGREEMENTS  PROVIDER.
EACH  HOLDER OF A CLASS SB  CERTIFICATE  AND EACH  TRANSFEREE  THEREOF  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
TRUSTEE  FORWARDING TO THE YIELD MAINTENANCE  AGREEMENTS  PROVIDER ANY SUCH TAX CERTIFICATION  FORM IT HAS PROVIDED
AND UPDATED IN  ACCORDANCE  WITH THESE  TRANSFER  RESTRICTIONS.  ANY  PURPORTED  SALES OR TRANSFERS OF ANY CLASS SB
CERTIFICATE TO A TRANSFEREE WHICH DOES NOT COMPLY WITH THESE  REQUIREMENTS  SHALL BE DEEMED NULL AND VOID UNDER THE
AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  November 1, 2006
First Distribution Date:  December 26, 2006                  Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-QH1

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family residential properties sold by RESIDENTIAL ACCREDIT LOANS
                  INCORPORATED

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor,"  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and Deutsche Bank
Trust Company Americas,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms,  provisions  and conditions  of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series  specified hereon (herein  collectively  called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the  purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master Servicer,  as described in the Agreement,  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

(Please print or typewrite name and address including  postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available fund to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This information is provided by ___________________________________, the assignee named above, or
______________________________, as its agent

                                                 EXHIBIT ELEVEN-C

                          FORM OF TEMPORARY REGULATION S GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE IS A TEMPORARY  REGULATION S GLOBAL  CERTIFICATE  FOR PURPOSES OF REGULATION S UNDER THE
UNITED STATES  SECURITIES  ACT OF 1933,  AS AMENDED (THE "1933 ACT").  NEITHER THIS  TEMPORARY  REGULATION S GLOBAL
CLASS SB  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE OFFERED,  SOLD OR DELIVERED,  EXCEPT AS PERMITTED  UNDER THE
POOLING AND SERVICING AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A  AND  CLASS M  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH AN INTEREST IN THE YIELD  MAINTENANCE
AGREEMENTS AND AN OBLIGATION TO PAY CERTAIN BASIS RISK SHORTFALL AMOUNTS.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  (II) IT  UNDERSTANDS THAT THIS CERTIFICATE IS
BEING  TRANSFERRED  TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE  144A,  OR (B) IN AN  OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH  RULE 903 OR RULE 904 OF  REGULATION  S; AND
(III) IF THE HOLDER IS A  REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND WILL NOT BE
REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR
TO U.S.  PERSONS  PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING  DATE MAY  CONSTITUTE  A VIOLATION  OF UNITED
STATES LAW, AND THAT  DISTRIBUTIONS  OF PRINCIPAL  AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY
FOLLOWING  THE  DELIVERY BY THE HOLDER OF A  CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE  EXCHANGE OF
BENEFICIAL INTEREST IN TEMPORARY  REGULATION S GLOBAL OFFERED  CERTIFICATES FOR BENEFICIAL INTERESTS IN THE RELATED
PERMANENT  REGULATION S GLOBAL  OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL ITSELF REQUIRE A  CERTIFICATION  OF
NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE SHALL FORWARD SUCH TAX  CERTIFICATION  FORM PROVIDED TO IT TO THE YIELD  MAINTENANCE  AGREEMENTS  PROVIDER.
EACH  HOLDER OF A CLASS SB  CERTIFICATE  AND EACH  TRANSFEREE  THEREOF  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
TRUSTEE  FORWARDING TO THE YIELD MAINTENANCE  AGREEMENTS  PROVIDER ANY SUCH TAX CERTIFICATION  FORM IT HAS PROVIDED
AND UPDATED IN  ACCORDANCE  WITH THESE  TRANSFER  RESTRICTIONS.  ANY  PURPORTED  SALES OR TRANSFERS OF ANY CLASS SB
CERTIFICATE TO A TRANSFEREE WHICH DOES NOT COMPLY WITH THESE  REQUIREMENTS  SHALL BE DEEMED NULL AND VOID UNDER THE
AGREEMENT.

CUSIP: __________________                                    Certificate No. SB
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  November 1, 2006
First Distribution Date:  December 26, 2006                  Aggregate Initial Notional Balance
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-QH1

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans mortgage loans on one- to four-family residential properties sold by
                  RESIDENTIAL ACCREDIT LOANS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality or by Residential  Accredit Loans,  Inc., the Master Servicer,  the
Trustee or any of their  affiliates.  None of the Depositor,  the Master  Servicer or any of their  affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
Residential  Accredit Loans,  Inc.  (hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and Deutsche  Bank Trust
Company  Americas,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the
Agreement,  to which Agreement the Holder of this  Certificate by virtue of the acceptance  hereof,  assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and  principal,  if any,  required to be distributed to Holders of Class SB
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that  purpose in St. Paul,  Minnesota.  The Notional  Amount of this  Class SB
Certificate  as of any date of  determination  will be  calculated  as described in the  Agreement.  This  Class SB
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the  Agreement.  This  Class SB  Certificate  will not accrue  interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby  effecting early retirement of the  Certificates.  The Agreement  permits,  but does not require the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated: ____________________

                                           Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
(Please print or typewrite name and address including  postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available fund to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This information is provided by ___________________________________, the assignee named above, or
______________________________, as its agent.

                                                  EXHIBIT TWELVE

                                    FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Accredit Loans, Inc.                        Residential Funding Company, LLC
8400 Normandale Lake Boulevard                          8400 Normandale Lake Boulevard
Suite 250                                               Suite 250
Minneapolis, Minnesota  55437                           Minneapolis, Minnesota  55437

DB Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee 37211-3658
Attention:  Transfer Unit

Re:______Mortgage Asset-Backed Pass-Through Certificates, RALI Series 2006-QH1

Ladies and Gentlemen:

__________________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the
"Seller") $_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through  Certificates,
Series 2006-QH1, Class SB (the "Certificates"),  issued pursuant to the Series Supplement,  dated as of November 1,
2006,  to the Standard  Terms of Pooling and  Servicing  Agreement,  dated as of November 1, 2006 (the "Pooling and
Servicing  Agreement"),  among  Residential  Accredit  Loans,  Inc., as depositor  (the  "Depositor"),  Residential
Funding Company,  LLC, as master servicer (the "Master  Servicer"),  and Deutsche Bank Trust Company  Americas,  as
trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants with, the Depositor, the Trustee and the Master Servicer that:

In  connection  with  the  undersigned's   purchase  of  the  Certificates,   the  undersigned  hereby  represents,
acknowledges and agrees as follows:

1.      It is a Person  that is not a "U.S.  person" as  defined in  Regulation  S under the  Securities  Act that purchased the  Certificates  in an Offshore  Transaction  as defined in Regulation S under the  Securities  Act and understands  that  the  sale of the  Certificates  to it is  being  made in  reliance  on the  exemption  from  the registration requirements of the Securities Act provided by Regulation S thereunder; and

2.      (a)  It is not  an  employee  benefit  plan  or  other  plan  or  arrangement  subject  to the  prohibited transaction  provisions  of ERISA or  Section  4975 of the Code,  or any person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any such plan to  effect  such  acquisition;  or (b) it has  provided  the  Trustee,  the
Depositor and the Master  Servicer with the Opinion of Counsel  described in Section  5.02(e)(i) of the  Agreement, which shall be acceptable to and in form and substance  satisfactory to the Trustee, the Depositor,  and the Master
Servicer to the effect that the purchase or holding of this  Certificate is permissible  under applicable law, will not  constitute or result in any  nonexempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the  Code  (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the  Trustee,  the
Depositor,  or the Master  Servicer to any obligation or liability  (including  obligations  or  liabilities  under
ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

This certificate and the statements contained herein are made for your benefit.

                                                     [INSERT NAME OF TRANSFEREE]

                                                     By:
                                                     Name:
                                                     Title:

                                                     Dated:  ______________, 20__

                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 Master Servicer,

                                                        and

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                      Trustee

                                                  AMENDMENT NO. 1

                                                        TO

                                                 SERIES SUPPLEMENT

                                            Dated as of January 2, 2007

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                  Series 2006-QH1

         THIS  AMENDMENT  NO. 1 TO SERIES  SUPPLEMENT  dated as of  January 2,  2007 (this  "Amendment"),  is among
RESIDENTIAL  ACCREDIT  LOANS,  INC.,  a  Delaware  corporation,  in its  capacity  as  depositor  (the  "Company"),
RESIDENTIAL  FUNDING COMPANY,  LLC, a Delaware limited liability  company,  in its capacity as master servicer (the
"Master Servicer"),  and DEUTSCHE BANK TRUST COMPANY AMERICAS, a national banking  association,  in its capacity as trustee (the "Trustee").  Capitalized  terms used in this Amendment and not otherwise  defined herein will have the meanings  assigned to them in the Series  Supplement  dated as of November 1, 2006,  among the Company,  the Master
Servicer and the Trustee (the "Series  Supplement"),  and the  Standard  Terms of Pooling and  Servicing  Agreement
dated as of November 1, 2006,  among the  Company,  the Master  Servicer  and the Trustee  (the  "Standard  Terms,"
together with the Series Supplement,  the "Pooling  Agreement"),  to the extent  incorporated by reference into the
Series Supplement.

                                                W I T N E S S E T H

         WHEREAS,  the Company,  the Master  Servicer and the Trustee entered into the Series  Supplement,  and the
Company and the Master  Servicer  have  determined  that adding  certain  provisions  to the Series  Supplement  is necessary  to address  the error  caused by an  inconsistency  between  the Series  Supplement  and the  Prospectus
Supplement pursuant to which the Offered Certificates were offered;

         WHEREAS,  the  Company,  the Master  Servicer  and the Trustee  desire to amend the Series  Supplement  to correct the error caused by such inconsistency; and

         WHEREAS,  Sections  11.01(a)(i),  (ii) and (vii) and  11.01(b) of the Pooling  Agreement  provide that the
Series Supplement may be amended as follows.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1.        Amendments.

                  (a)      Section  1.01 of the Series  Supplement  is hereby  amended in respect of the  following defined  terms by replacing any use of the word  "second"  with the word  "first":  "Class A-1 Margin",  "Class A-2
Margin",  "Class A-3 Margin",  "Class M-1 Margin",  "Class M-2 Margin",  "Class M-3 Margin", "Class M-4 Margin" and
"Class M-5 Margin".

                  (b)      Section  4.02(c)(ix)  of the  Series  Supplement  is hereby  amended by  replacing  such section in its entirety with the following:

                  (ix)     to the Class A-2,  Class A-3 and Class M  Certificateholders,  the principal  portion of any Realized Losses previously  allocated to those Certificates and remaining  unreimbursed,  which amount shall be allocated  sequentially,  to the Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4
         and Class M-5 Certificateholders, in that order;

                  (c)      Article V of the Series  Supplement is hereby  amended by adding the  following  section after Section 5.02(h):

                  (i)      Notwithstanding  anything  to the  contrary  contained  herein,  the  Trustee  shall not permit the transfer of a beneficial  interest in a Class SB  Certificate  unless the  transferee  executes and delivers to the Trustee and any Paying Agent any  certification  that is required  pursuant to Section
         10.06(c) prior to transfer.

                  (d)      Article X is hereby amended by adding the following section after Section 10.05:

                  Section 10.06    Grantor Trust Provisions.

                               (a)  It is  intended  that the  portion  of the Trust Fund  consisting  of the Trust
         Fund's  interest in the Yield  Maintenance  Agreements be classified  for federal income tax purposes as a grantor  trust under  Subpart E, part I of  subchapter  J of chapter 1 of the Code,  of which the Class SB
         Certificateholders  are owners,  rather than a partnership,  an association  taxable as a corporation or a taxable  mortgage  pool;  and the powers granted and  obligations  undertaken in this  Agreement  shall be construed so as to further such intent.

                               (b)  The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax
         Returns that it  determines  are required  with respect to the portion of the Trust Fund  classified  as a grantor  trust as noted in  Section  10.06(a)  and  deliver  such Tax  Returns  in a timely  manner to the
         Trustee,  and if  required by  applicable  law the Trustee is directed to and shall sign and file such Tax
         Returns  in a timely  manner.  The  expenses  of  preparing  such  returns  shall  be  borne by the  REMIC
         Administrator  without any right of reimbursement  therefor.  The REMIC Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of such Tax Returns that contain  errors or omissions.  The Trustee and the Master  Servicer  shall  promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare such Tax Returns.

                              (c)   Each  Class  SB   Certificateholder   shall   provide   the   appropriate   tax
         certification  to the  Trustee  and any  Paying  Agent to enable the  Trustee or any Paying  Agent to make payments on the Class SB  Certificates  without  withholding or backup  withholding  taxes.  Each Class SB
         Certificateholder  agrees to update or replace such form or  certification in accordance with its terms or its  subsequent  amendments  and  consents to the delivery by the Trustee or any Paying Agent to the Yield
         Maintenance  Agreements  Provider of any such  certification.  Such certification may include Form W-8BEN,
         Form  W-8IMY,  Form W-9 or Form  W-8ECI  or any  successors  to such IRS  forms.  Any  purported  sales or transfers  of any Class SB  Certificate  to a  transferee  which does not comply  with these  requirements shall be deemed null and void under this  Agreement.  Neither  the  Trustee nor any Paying  Agent shall be liable for the completeness,  accuracy,  content or truthfulness of any such tax certification provided to
         it. The Trustee or any Paying  Agent shall only be required to forward any tax  certification  received by it to the Yield  Maintenance  Agreements  Provider at the last known address provided to it, and shall not be liable for the receipt of such tax  certification by the Yield  Maintenance  Agreements  Provider,  nor
         any failure of the Yield  Maintenance  Agreements  Provider to process such  certification  or to take any action as required under the Yield  Maintenance  Agreements or under  applicable law.  Neither the Trustee nor any Paying Agent shall have a duty to take action to correct any  misstatement  or omission in any tax certification provided to it and forwarded to the Yield Maintenance Agreements Provider.

                               (d)  The  Trustee,  on  behalf of the  portion  of the Trust  Fund  classified  as a grantor trust as noted in Section 10.06(a),  upon receipt of the requisite tax identification  number from the appropriate  taxing authority,  (i) shall execute,  if required,  and deliver a United States Internal
         Revenue Service Form W-9 or successor  applicable  form, or other  appropriate  United States tax forms as may be required to prevent  withholding or backup  withholding  taxes on payments by the Yield Maintenance
         Agreements  Provider  under  either  Yield  Maintenance  Agreement,  to the Yield  Maintenance  Agreements
         Provider on or before the later of (A) the first payment date under the Yield  Maintenance  Agreements and
         (B) the date the Trustee receives the tax  identification  number,  and thereafter prior to the expiration or obsolescence  of such previously  delivered form if the Trustee is notified in writing or otherwise has actual  knowledge  thereof and (ii) shall,  if requested  by the Yield  Maintenance  Agreements  Provider, deliver to the Yield Maintenance  Agreements  Provider promptly upon receipt each  certification  received from the Class SB  Certificateholders  pursuant to Section 10.06(c).  If such tax identification number is obtained by the REMIC  Administrator,  the Form W-9 or equivalent  form as required shall be executed,  if required,  and  delivered  by the REMIC  Administrator  to the same  extent as set forth in the  foregoing sentence, if permitted by applicable law.

         SECTION 2.        Effect of Amendment.

         Upon  execution  of this  Amendment,  the Pooling  Agreement  shall be, and be deemed to be,  modified and amended in accordance  herewith and the  respective  rights,  limitations,  obligations,  duties,  liabilities  and immunities of the parties  thereto shall  hereafter be determined,  exercised and enforced  subject in all respects to such  modifications  and  amendments,  and all the terms and conditions of this Amendment  shall be deemed to be part of the terms and  conditions of the Pooling  Agreement  (as  applicable)  for any and all purposes.  Except as modified  and  expressly  amended  by this  Amendment,  the  Pooling  Agreement  is in all  respects  ratified  and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         SECTION 3.        Binding Effect.

         The  provisions of this  Amendment  shall be binding upon and inure to the benefit of the parties  hereto, any Certificateholder and each of their respective successors and assigns.

         SECTION 4.        Governing Law.

         This  Amendment  shall be governed by and construed in  accordance  with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be determined  in accordance  with such laws.

         SECTION 5.        Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Amendment  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Amendment and shall in no way affect the validity or  enforceability  of the other  provisions of this Amendment or of the Certificates or the rights of the
Certificate Insurer or the Certificateholders.

         SECTION 6.        Section Headings.

         The section  headings  herein are for  convenience  of  reference  only,  and shall not limit or otherwise affect the meaning hereof.

         SECTION 7.        Counterparts.

         This  Amendment  may be executed in several  counterparts,  each of which shall be an original  and all of which shall constitute but one and the same instrument.

                                             [Signature Pages Follow]

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.

                                                             By: /s/ Heather Anderson
                                                                 Name: Heather Anderson
                                                                 Title:  Vice President

                                                             RESIDENTIAL FUNDING COMPANY, LLC

                                                             By: /s/Christopher Martinez
                                                                 Name:  Christopher Martinez
                                                                 Title:   Associate

                                                             DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                             as Trustee

                                                             By:  /s/ Karlene Benevenuto
                                                                  Name:     Karlene Benevenuto
                                                                  Title:  Authorized Signer

                                                             By:  /s/ Melissa Wilman
                                                                  Name:     Melissa Wilman
                                                                  Title:  Vice President
Acknowledged and agreed to by:

GOLDMAN, SACHS & CO.,
as the sole owner of the Class SB Certificates

By:  /s/
     Name:
     Title:

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the  ____  day of  January  2007  before  me,  a  notary  public  in and  for  said  State,  personally appeared_____________,  known  to me to be a  Vice  President  of  Residential  Accredit  Loans,  Inc.,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     Notary Public

                                                     ________________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of January  2007  before me, a notary  public in and for said State,  personally  appeared
_____________,  known to me to be an Associate of Residential  Funding Company,  LLC, one of the corporations  that executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ________________________________

[Notarial Seal]

STATE OF CALIFORNIA                )
                                   ) ss.:
COUNTY OF ORANGE                   )

         On the ____ day of January  2007  before me, a notary  public in and for said State,  personally  appeared
_________________,  known to me to be a __________ of Deutsche Bank Trust Company Americas,  a banking  association organized under the laws of the United States that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and acknowledged to me that such banking  corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ____________________________________

[Notarial Seal]

                                                                                                     EXECUTION COPY

===================================================================================================================

                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING COMPANY, LLC

                                                 Master Servicer,

                                                        and

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                      Trustee

                                                SERIES SUPPLEMENT,

                                           Dated as of November 1, 2006,

                                                        TO

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT
                                           dated as of November 1, 2006

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                  Series 2006-QH1

===================================================================================================================

                                                  TABLE OF CONTENTS

         Section 2.05          Execution and Authentication of Certificates/Issuance of Certificates
                               Evidencing Interests if REMICs...................................................45

         Section 2.06          Conveyance of REMIC I Regular Interest and REMIC II Regular Interests

         Section 3.02          Subservicing Agreements Between Master Servicer and Subservicers
                               Enforcement of Subservicers' and Sellers' Obligations............................47

         Section 3.03          Successor Subservicers...........................................................47

         Section 3.04          Liability of the Master Servicer.................................................47

         Section 3.05          No Contractual Relationship Between Subservicer and Trustee or

         Section 3.09          Access to Certain Documentation and Information Regarding the Mortgage
                               Loans............................................................................49

         Section 3.10          Permitted Withdrawals from the Custodial Account.................................49

         Section 3.11          Maintenance of the Primary Insurance Policies; Collections Thereunder............49

         Section 3.12          Maintenance of Fire Insurance and Omissions and Fidelity Coverage................49

         Section 3.13          Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03          Statements to Certificateholders; Statements to the Rating Agencies;
                               Exchange Act Reporting...........................................................56

         Section 4.04          Distribution of Reports to the Trustee and the Company; Advances by the

         Section 9.01          Optional Purchase by the Master Servicer of All Certificates; Termination

                                                     EXHIBITS

         Exhibit One:      Mortgage Loan Schedule

         Exhibit Two:      Information to be Included in Monthly Distribution Date Statement

         Exhibit Three:    Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006

         This is a Series  Supplement,  dated as of November 1, 2006 (the  "Series  Supplement"),  to the  Standard
Terms of Pooling and  Servicing  Agreement,  dated as of November 1, 2006 and  attached as Exhibit Four hereto (the
"Standard Terms" and, together with this Series Supplement,  the "Pooling and Servicing Agreement" or "Agreement"),
among RESIDENTIAL  ACCREDIT LOANS,  INC., as the company (together with its permitted  successors and assigns,  the
"Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC as master  servicer  (together  with its permitted  successors and assigns,  the  "Master  Servicer"),  and  DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  as Trustee  (together  with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The  Company  intends  to  sell  mortgage  asset-backed  pass-through  certificates   (collectively,   the
"Certificates"),  to be issued  hereunder in multiple  classes,  which in the  aggregate  will  evidence the entire beneficial ownership interest in the Mortgage Loans.

         The terms and provisions of the Standard Terms are hereby  incorporated by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be inconsistent  with any provision  contained in the Standard Terms, the terms and provisions of this Series  Supplement  shall govern.  All capitalized  terms not  otherwise  defined  herein shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage  Loans and certain other related  assets  subject to this  Agreement  (but excluding the
Yield  Maintenance  Agreements)  as a real estate  mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such  segregated  pool of assets will be  designated as "REMIC I." The Class R-I  Certificates  will represent  the sole Class of  "residual  interests"  in REMIC I for  purposes of the REMIC  Provisions  (as defined herein)  under  federal  income tax law. The Class R-I  Certificates  will not bear  interest or have a Certificate
Principal   Balance.   The  following  table   irrevocably  sets  forth  the  designation,   remittance  rate  (the
"Uncertificated REMIC I Pass-Through Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest possible maturity date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest shall be the Maturity Date.  None of the REMIC I Regular Interests will be certificated.

                                Uncertificated
                                    REMIC I                Initial Uncertificated            Latest Possible
       Designation             Pass-Through Rate             Principal Balance                Maturity Date
________________________________________________________________________________________________________________
           LT1                    Variable(1)                   $340,431,657.46             December 26, 2036
           LT2                    Variable(1)                        $12,116.90             December 26, 2036
           LT3                       0.00%                           $21,931.86             December 26, 2036
           LT4                    Variable(1)                        $21,931.86             December 26, 2036

____________
(1)      Calculated in accordance with the definition of "Uncertificated REMIC I Pass Through Rate" herein.

                                                     REMIC II

         As provided herein,  the REMIC  Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be  designated  as REMIC II.  The Class  R-II  Certificates  will  represent  ownership  of the sole  Class of
"residual  interests"  in REMIC II for purposes of the REMIC  Provisions  under  federal  income tax law. The Class
R-II Certificates  will not bear interest and will not have a Certificate  Principal  Balance.  The following table irrevocably sets forth the designation,  type,  Pass-Through Rate, aggregate Initial Certificate Principal Balance,
Maturity  Date,  initial  ratings  and certain  features  for each Class of  Certificates  that  evidence  "regular interests"  in REMIC II and the REMIC II  Regular  Interests  SB-IO and SB-PO (the  "REMIC II Regular  Interests").
The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  Regulation  Section
1.860G-1(a)(4)(iii))  for each REMIC II Regular  Interest  and the  Certificates  shall be the Maturity  Date.  The
REMIC II Regular Interests SB-IO and SB-PO will not be certificated.

                                  Aggregate
                                   Initial                                                S&P/
                Pass-Through     Certificate                              Maturity        Moody's/     Minimum
 Designation        Rate      Principal Balance        Features             Date            DBRS       Denominations
______________________________________________________________________________________________________________________
Class A-1        Adjustable     $192,035,000.00  Adjustable Rate        December 26,    AAA/Aaa/AAA     $100,000.00
                 Rate(1)(2)                                                 2036
Class A-2       Adjustable       $80,014,000.00  Adjustable Rate        December 26,    AAA/Aaa/AAA     $100,000.00
                Rate(1)(2)                                                  2036
Class A-3       Adjustable       $48,009,000.00  Adjustable             December 26,    AAA/Aaa/AAA     $100,000.00
                Rate(1)(2)                       Rate/Insured               2036
Class M-1       Adjustable        $8,342,000.00  Mezzanine/Adjustable   December 26,     AA/Aa2/AA      $100,000.00
                Rate(1)(2)                       Rate                       2036
Class M-2       Adjustable        $4,426,000.00  Mezzanine/Adjustable   December 26,       A/A2/A       $100,000.00
                Rate(1)(2)                       Rate                       2036
Class M-3       Adjustable        $1,703,000.00  Mezzanine/Adjustable   December 26,        A-/         $100,000.00
                Rate(1)(2)                       Rate                       2036        Baa1/A(low)
Class M-4       Adjustable        $1,702,000.00  Mezzanine/Adjustable   December 26,    BBB/Baa2/BBB    $100,000.00
                Rate(1)(2)                       Rate                       2036
Class M-5       Adjustable        $1,702,000.00  Mezzanine/Adjustable   December 26,   NR/Baa3/B(low)   $100,000.00
                Rate(1)(2)                       Rate                       2036
SB-PO           $2,544,638.08            N/A     Subordinate/Principal  December 26,        N/A             N/A
                    (3)                          Only                       2036
SB-IO               (4)                  N/A     Subordinate/Interest   December 26,        N/A             N/A
                                                 Only                       2036

(1)      The  REMIC II  Regular  Interests,  ownership  of which is  represented  by the Class A  Certificates  and
Class M  Certificates,  will  accrue  interest  at a per  annum  rate  equal to the  lesser of  (i) LIBOR  plus the applicable Margin and (ii) the Net Rate Cap.

(2)      The Class A  Certificates  and Class M  Certificates  will also entitle their  holders to receive  certain payments  from  the  Holder  of the  Class SB  Certificates  from  amounts  to which  the  Holder  of the  Class SB
Certificates is entitled, which will not be a part of their ownership of the related REMIC II Regular Interests.

(3)      The REMIC II  Regular  Interest  SB-PO will have no  entitlement  to  interest,  and will be  entitled  to distributions of principal in an aggregate amount equal to the  Overcollateralization  Amount pursuant to the terms and conditions of this Agreement.

(4)      The REMIC II Regular  Interest  SB-IO will have no  entitlement  to  principal,  and will be  entitled  to distributions of interest in an aggregate amount equal to the interest  distributable  with respect to the Class SB
Certificates pursuant the terms and conditions of this Agreement.

                                                     REMIC III

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting  of REMIC II Regular  Interests  SB-IO and SB-PO as a REMIC for federal  income tax  purposes,  and such segregated  pool of assets will be designated as "REMIC III." The Class R-X  Certificates  will  represent the sole
Class of "residual  interests"  in REMIC III for purposes of the REMIC  Provisions  under  federal  income tax law.
The Class R-X  Certificates  will not bear interest or have  Certificate  Principal  Balance.  The following  table irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate  Principal  Balance,
Maturity  Date,  initial  ratings and certain  features for the Class SB  Certificates  which  represent the single
"regular  interest" in REMIC III designated the "REMIC III Regular  Interest." The "latest possible  maturity date"
(determined solely for purposes of satisfying  Treasury regulation Section  1.860G-1(a)(4)(iii))  for the REMIC III
Regular Interest shall be the Maturity Date.

                                Aggregate
                                 Initial                                                     S&P/
               Pass-Through    Certificate                               Maturity           Moody's/   Minimum
  Designation      Rate     Principal Balance        Features              Date             DBRS       Denominations
_______________________________________________________________________________________________________________________
Class SB         Variable(1) $2,544,638.08     Subordinate/Adjustable  December 26,       NR/NR/NR           N/A
                                                       Rate                2036
____________
(1)      The Class SB  Certificates  will accrue  interest as described in the  definition  of Accrued  Certificate
         Interest.  The Class SB  Certificates  will not accrue interest on their  Certificate  Principal  Balance.
         The REMIC III Regular  Interest  will not have a  Pass-Through  Rate,  but will be entitled to 100% of all amounts paid or deemed paid on REMIC II Regular Interests SB-IO and SB-PO.

         The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to  $340,487,638.08.

         The  Mortgage  Loans  are  payment-option  adjustable-rate  first  lien  mortgage  loans  with a  negative amortization feature having terms to maturity at origination or modification of generally not more than 30 years.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

         Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With  respect  to  each  Distribution  Date  and  each  Class of  Class A
Certificates  and  Class M  Certificates,  interest  accrued  during the  related  Interest  Accrual  Period at the
Pass-Through Rate on the Certificate  Principal Balance thereof  immediately prior to such Distribution Date at the
Pass-Through Rate for that Distribution Date.

         The  amount  of  Accrued  Certificate  Interest  on  each  Class of  Class  A  Certificates  and  Class  M
Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls  on the Mortgage  Loans during the prior calendar month to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16  and by Relief
Act  Shortfalls  on the  Mortgage  Loans  during the related Due Period.  All such  reductions  with respect to the
Mortgage  Loans will be allocated  among the Class A  Certificates  and Class M  Certificates  in proportion to the amount of  Accrued  Certificate  Interest  payable on such  Certificates  on such  Distribution  Date  absent  such reductions.

         Accrued  Certificate  Interest,  with respect to any Class of Class A-2, Class A-3 or Class M Certificates
for any  Distribution  Date,  shall further be reduced by the interest  portion of Realized Losses allocated to any
Class of Class M Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest with respect to the Class A  Certificates  and Class M  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         If any interest  portion of a Realized  Loss is allocated  to the Class A-3  Certificates,  subject to the terms of the Certificate  Policy, the amount of the allocated  shortfall will be drawn under the Certificate Policy and  distributed  to the  Holders  of the  Class  A-3  Certificates.  In  addition,  to the  extent  the  Available
Distribution  Amount with respect to the Class A-3  Certificates is less than Accrued  Certificate  Interest on the
Class A-3 Certificates,  other than as a result of Prepayment Interest Shortfalls,  Deferred Interest,  the Net WAC
Cap Rate and Relief Act  Shortfalls,  the shortfall will be covered by the Certificate  Policy,  in accordance with its terms.

         With  respect  to each  Distribution  Date and the  Class SB  Certificates,  interest  accrued  during the related Interest  Accrual Period at the Pass-Through  Rate on the Notional Amount as specified in the definition of
Pass-Through Rate,  immediately prior to such Distribution  Date,  reduced by any interest  shortfalls with respect to the  Mortgage  Loans,  including  Prepayment  Interest  Shortfalls  to the  extent not  covered by  Compensating
Interest  pursuant to  Section 3.16  or by Excess  Cash Flow  pursuant to  Section 4.02(c)(iii)  and (iv).  Accrued
Certificate  Interest  on the  Class SB  Certificates  shall  accrue on the basis of a 360-day  year and the actual number of days in the related Interest Accrual Period.

         Adjustment  Date:  With respect to each Mortgage  Loan,  each date set forth in the related  Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Available  Distribution  Amount:  As to any  Distribution  Date, an amount equal to (a) the sum of (i) the amount  relating  to the  Mortgage  Loans on deposit in the  Custodial  Account as of the close of  business on the immediately  preceding  Determination  Date,  including any  Subsequent  Recoveries,  and amounts  deposited in the
Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate Account Deposit Date, (iii) any amount deposited in the
Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of Section
3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or Section 9.01, (v) any amount that the Master  Servicer  is not  permitted  to  withdraw  from the  Custodial  Account or the  Certificate
Account  pursuant  to Section  3.16(e),  (vi) any amount  received  by the  Trustee  pursuant to the Surety Bond in respect of such  Distribution  Date and (vii) the  proceeds of any Pledged Assets received by the Master  Servicer, reduced by (b) the sum as of the close of  business  on the  immediately  preceding  Determination  Date of (v) any payments or  collections  consisting of  Prepayment  Charges on the Mortgage  Loans that were  received  during the related Prepayment Period; (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for Future  Distribution,  and
(y)  amounts  permitted  to be  withdrawn  by the  Master  Servicer  from the  Custodial  Account in respect of the
Mortgage  Loans  pursuant  to clauses  (ii)-(x),  inclusive,  of Section  3.10(a) and (z) the  Certificate  Insurer
Premium paid to the Certificate Insurer.

         Available  Funds Rate:  With respect to any  Distribution  Date, a per annum rate equal to (i) the product of (x) the Interest  Remittance Amount plus full and partial Principal  Prepayments  available to be distributed on such  Distribution  Date and (y) a  fraction,  the  numerator  of which is 12 and the  denominator  of which is the aggregate Stated Principal  Balance of the Mortgage Loans as of such Distribution  Date,  adjusted to an actual/360 rate.

         Basis  Risk  Shortfall:  With  respect  to the  Class A  Certificates  and  Class M  Certificates  and any
Distribution  Date,  the sum of (a) an amount  equal to the excess of (x)  Accrued  Certificate  Interest  for such
Class of Certificates  calculated at a per annum rate equal to LIBOR plus the related Margin for such  Distribution
Date  (not to  exceed  10.00%  per  annum  with  respect  to any  Offered  Certificate  other  than the  Class  A-3
Certificates,  and not to exceed  11.50% per annum with  respect to the Class A-3  Certificates),  over (y) Accrued
Certificate  Interest  for such Class  calculated  assuming  the Net Rate Cap was equal to the Net WAC Cap Rate for such  Distribution  Date,  (b) any  shortfalls for such  Class calculated  pursuant to clause  (a) above  remaining unpaid from prior  Distribution  Dates,  and  (c) interest on the amount in clause (b) to the extent not previously paid from Excess Cash Flow or the Yield  Maintenance  Agreements  from the  Distribution  Date on which such amount was incurred at a per annum rate equal to One-Month  LIBOR plus the related  Margin (not to exceed 10.00% per annum with respect to any Offered  Certificate other than the Class A-3 Certificates,  and not to exceed 11.50% per annum with respect to the Class A-3 Certificates) for the current Distribution Date.

         Book-Entry Certificate:  The Class A Certificates and Class M Certificates.

         Capitalization  Reimbursement  Amount:  As to any  Distribution  Date, the amount of Advances or Servicing
Advances that were added to the Stated  Principal  Balance of the Mortgage  Loans during the prior  calendar  month and  reimbursed to the Master  Servicer or Subservicer  on or prior to such  Distribution  Date pursuant to Section
3.10(a)(vii),  plus the  Capitalization  Reimbursement  Shortfall  Amount  remaining  unreimbursed  from any  prior
Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date,  the amount,  if any, by which the  amount of  Advances  or  Servicing  Advances  that were  added to the  Stated  Principal  Balance of the
Mortgage Loans during the preceding  calendar month exceeds the amount of principal  payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

         Certificate:  Any Class A, Class M, Class SB or Class R Certificate.

         Certificate  Account:  The separate  account or accounts  created and maintained  pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "DEUTSCHE BANK TRUST COMPANY  AMERICAS,  as trustee,  in trust for the registered  holders of Residential  Accredit Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series 2006-QH1" and which must be an Eligible Account.

         Certificate Insurer:  Ambac Assurance  Corporation,  a Wisconsin-domiciled  stock insurance corporation or any successor thereto.

         Certificate Insurer Account:  An account of the Certificate Insurer maintained at Citibank,  N.A. (ABA No.
021000089),  Account No.  40609486,  or such other account as may be designated by the  Certificate  Insurer to the
Trustee in writing not less than five Business Days prior to the related Distribution Date.

         Certificate Insurer Default:  As defined in Section 4.10 (h).

         Certificate  Insurer Premium:  The premium payable to the Certificate  Insurer on each  Distribution  Date in an amount  equal to one twelfth of the  product of the  Certificate  Insurer  Premium  Rate and the  Certificate
Principal Balance of the Class A-3 Certificates immediately prior to such Distribution Date.

         Certificate  Insurer  Premium  Modified Rate: With respect to any date of  determination,  the Certificate
Insurer  Premium  Rate  times  a  fraction  equal  to (x)  the  Certificate  Principal  Balance  of the  Class  A-3
Certificates  as of such date over (y) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans as of such date.

         Certificate  Insurer  Premium Rate:  With respect to any  Distribution  Date,  the premium  percentage set forth in the commitment letter dated November 29, 2006 between the Certificate Insurer and Residential Funding.

         Certificate Policy: The Certificate  Guaranty Insurance Policy (No.  AB1044BE),  issued by the Certificate
Insurer in favor of the Trustee for the benefit of the Class A-3 Certificates.

         Certificate  Principal  Balance:  With respect to any Class A Certificate or Class M  Certificate,  on any
date of  determination,  an amount equal to (i) the Initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal
Balance  thereof  pursuant to Section  4.02(c) and (y) in the case of any Class of Class A-2,  Class A-3 or Class M
Certificates,  the  aggregate  of all  reductions  in  Certificate  Principal  Balance  deemed to have  occurred in connection  with  Realized  Losses  which  were  previously  allocated  to such  Certificate  (or  any  predecessor
Certificate)  pursuant  to Section  4.05,  other than any  Insured  Payment in respect of such amount that has been paid by the  Certificate  Insurer  and is  included  in  clause  (x)  above;  provided,  that with  respect  to any
Distribution  Date,  the  Certificate  Principal  Balance of the Class A-2,  Class A-3, Class M-1, Class M-2, Class
M-3,  Class M-4 and Class M-5  Certificates,  in that order,  will be  increased  to the extent of Realized  Losses previously allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries received during the preceding  calendar month. With respect to each Class SB Certificate,  on any date of determination,  an amount equal to the Percentage  Interest  evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess,  if any,  of (A) the then  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans over (B) the then aggregate  Certificate  Principal  Balance of the Class A Certificates and Class M Certificates  then  outstanding, which  represents the sum of (i) the Initial  Principal  Balance of the REMIC II Regular Interest SB-PO, as reduced by Realized  Losses  allocated  thereto and payments  deemed made thereon,  and (ii) accrued and unpaid interest on the REMIC II Regular  Interest  SB-IO, as reduced by Realized Losses  allocated  thereto.  The Class R Certificates will not have a Certificate Principal Balance.

         Class A  Certificate:  Any one of the Class  A-1,  Class A-2 or Class A-3  Certificates,  executed  by the
Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as
Exhibit A, senior to the Class M  Certificates,  Class SB  Certificates  and Class R  Certificates  with respect to distributions  and the  allocation of Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive
Basis Risk Shortfalls.

         Class A-3 Yield Maintenance Agreement:  The yield maintenance  agreement,  entered into for the benefit of the Class A-3  Certificates,  dated as of the Closing Date between the Yield  Maintenance  Agreements  Provider and the Trustee.

         Class  A/Class M Yield  Maintenance  Agreement:  The yield  maintenance  agreement,  entered  into for the benefit  of the Class A and Class M  Certificates,  dated as of the  Closing  Date  between  the Yield  Maintenance
Agreements Provider and the Trustee.

         Class A Principal  Distribution  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     (i) the Principal Distribution Amount for that Distribution Date; and

     (ii)the  excess,  if any,  of (A) the  aggregate  Certificate  Principal  Balance of the Class A  Certificates
     immediately  prior to that  Distribution  Date over (B) the lesser of (x) the  product  of (1) the  applicable
     Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
     Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that
     Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  The Class A-1  Certificates,  executed by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-1 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.190% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.380% per annum.

         Class A-2  Certificate:  The Class A-2  Certificates,  executed by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-2 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.230% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.460% per annum.

         Class A-3  Certificate:  The Class A-3  Certificates,  executed by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-3 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.200% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.400% per annum.

         Class A-P Certificates:  None.
         Class M  Certificates:  Collectively,  the  Class  M-1,  Class  M-2,  Class  M-3,  Class M-4 and Class M-5
Certificates.

         Class M-1  Certificate:  Any one of the Class M-1 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-2, Class M-3, Class M-4, Class M-5,  Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
"regular  interest"  in REMIC II for  purposes  of the REMIC  Provisions  and (ii) the right to receive  Basis Risk
Shortfalls.

         Class M-1 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.420% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.630% per annum.

         Class  M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  or  (ii) on or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for  that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates (after taking into account the payment of the Class A Principal  Distribution Amount for that
Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-1  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and
(2) the  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-2  Certificate:  Any one of the Class M-2 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class  M-3,  Class  M-4,  Class M-5,  Class SB and Class R  Certificates  with  respect  to  distributions  and the allocation  of  Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a
"regular  interest"  in REMIC II for  purposes  of the REMIC  Provisions  and (ii) the right to receive  Basis Risk
Shortfalls.

         Class M-2 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  0.620% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.930% per annum.

         Class  M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  and  Class M-1  Principal  Distribution  Amount  or (ii) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates and Class M-1  Certificates  (after taking into account the payment of the Class A  Principal
Distribution  Amount and the  Class M-1  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the
Certificate  Principal  Balance of the Class M-2  Certificates  immediately  prior to that  Distribution  Date over
(B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3 Certificates  executed by the Trustee and  authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as Exhibit B,  senior to the Class M-4,
Class M-5, Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class M-3 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  1.100% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 1.650% per annum.

         Class  M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal  Distribution Amount and Class M-2 Principal  Distribution Amount or (ii)
on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)     the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount and  Class M-2  Principal
Distribution Amount; and

         (ii)    the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1 and  Class M-2  Certificates  (after  taking into account the payment of the Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution Amount and the Class M-2 Principal  Distribution Amount
for that Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-3  Certificates  immediately prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product of  (1) the  applicable  Subordination
Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4 Certificates  executed by the Trustee and  authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as Exhibit B,  senior to the Class M-5,
Class SB and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class M-4 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date,  1.450% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 2.175% per annum.

         Class  M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2  Principal  Distribution  Amount  and
Class M-3  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)     the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount and Class M-3 Principal Distribution Amount; and

         (ii)    the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2  and Class M-3  Certificates  (after taking into account the payment of the Class A
Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution
Amount  and the  Class M-3  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the  Certificate
Principal  Balance of the Class M-4  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any,  of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5 Certificates  executed by the Trustee and  authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class SB and
Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section
4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest" in REMIC II for purposes of the REMIC
Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class M-5 Margin:  With respect to any Distribution  Date prior to the second  Distribution Date after the first possible  Optional  Termination  Date, 1.50% per annum,  and on any Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 2.250% per annum.

         Class  M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal  Distribution  Amount and Class M-4  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)     the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount; and

         (ii)    the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A, Class M-1,  Class M-2,  Class M-3 and Class M-4 Certificates (after taking into account the payment of the
Class A Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution  Amount, the Class M-3 Principal  Distribution Amount and the Class M-4 Principal  Distribution Amount
for that Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-5  Certificates  immediately prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product of  (1) the  applicable  Subordination
Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class R  Certificate:  Any one of the  Class  R-I  Certificates,  Class  R-II  Certificates  or Class  R-X
Certificates.

         Class R-I  Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class  R-II  Certificate:   Any  one  of  the  Class  R-II  Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class R-X  Certificate:  Any one of the Class R-X Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class SB Certificate:  Any one of the Class SB Certificates  executed by the Trustee and  authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as Exhibit R,  subordinate  to the Class A
Certificates and Class M Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in  Section  4.05,  and  evidencing  ownership  of the REMIC III  Regular  Interest,  together  with  certain obligations to pay Basis Risk Shortfalls.

         Closing Date:  November 29, 2006.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution  of this  instrument  is  located  at 1761 East St.  Andrew  Place,  Santa  Ana,  California  92705-4934,
Attention: Residential Funding Company, LLC, RALI 2006-QH1.

         Cumulative  Insurance Payments:  As of any time of determination,  (i) the aggregate amount of all Insured
Payments  previously made by the Certificate  Insurer under the Certificate  Policy plus interest  thereon from the date such amounts  became due until paid in full,  at a rate of interest  equal to the Late Payment Rate minus (ii)
the sum of the  aggregate of all  payments  previously  made to the  Certificate  Insurer  pursuant to Section 4.02 hereof as reimbursement for such amounts.

         Cut-off Date Balance:  $340,487,638.08.

         Cut-off Date:  November 1, 2006.

         Deferred  Interest:  The amount of interest  which is  deferred  and added to the  principal  balance of a
Mortgage  Loan due to negative  amortization.  For  purposes of REMIC I,  Deferred  Interest  shall be allocated to
REMIC  I  Regular  Interest  LT1 in  reduction  of the  portion  of the  Uncertificated  Accrued  Interest  thereon distributable  on the related  Distribution  Date and shall result in an increase in the principal  balance thereof to the extent of such reduction.

         Deficiency Amount:  As defined in the Certificate Policy.

         Determination Date:  With respect to any Distribution Date, the second Business Day prior to each
Distribution Date.

         Discount Net Mortgage Rate:  Not applicable.

         Due Period:  With respect to each  Distribution  Date, the calendar month in which such  Distribution Date occurs.

         Excess Bankruptcy Loss:  Not applicable.

         Excess Cash Flow:  With respect to any  Distribution  Date,  an amount equal to the sum of (A) the  excess of (i) the  Available  Distribution  Amount  for that  Distribution  Date over  (ii) the  sum of  (a) the  Interest
Distribution Amount for that Distribution Date, (b) the lesser of (1) the aggregate  Certificate  Principal Balance of  Class A  Certificates  and  Class M  Certificates  immediately  prior to such  Distribution  Date  and  (2) the
Principal  Remittance  Amount for that  Distribution  Date to the extent not applied to pay interest on the Class A
Certificates and Class M  Certificates on such Distribution Date and (c) reimbursements to the Certificate  Insurer for Insured Payments and (B) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

         Excess Fraud Loss:  Not applicable.

         Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a)
the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

         Excess Special Hazard Loss:  Not applicable.

         Excess Subordinate Principal Amount:  Not applicable.

         Expense  Fee Rate:  With  respect to any  Mortgage  Loan as of any date of  determination,  the sum of the
Servicing Fee Rate and the rate per annum at which the Subservicing Fee accrues.

         Gross  Margin:  With  respect  to each  Mortgage  Loan,  the fixed  percentage  set  forth in the  related
Mortgage Note and indicated on the Mortgage Loan Schedule  attached  hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Index:  With respect to any Mortgage Loan and as to any  Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial Subordinate Class Percentage:  Not applicable.

         Insured Payment:  With respect to the Class A-3 Certificates,  as of any Distribution Date, the Deficiency
Amount, if any, for such Distribution Date paid by the Certificate Insurer pursuant to the Certificate Policy.

         Interest  Accrual Period:  With respect to the Distribution  Date in December 2006, the period  commencing on the Closing Date and ending on the day immediately  preceding the  Distribution  Date in December 2006, and with respect to any  Distribution  Date after the  Distribution  Date in December  2006,  the period  commencing  on the
Distribution  Date in the month  immediately  preceding the month in which such Distribution Date occurs and ending on the day immediately preceding such Distribution Date.

         Interest  Carryforward  Amount:  With respect to any Class of Class A Certificates or Class M Certificates
and any Distribution  Date, the sum of (a) on any Distribution  Date on which the Pass-Through Rate is equal to the
Available  Funds Rate,  the excess,  if any, of (i) Accrued  Certificate  Interest for such Class  assuming the Net
Rate Cap for such  Distribution  Date was  equal to the Net WAC Cap Rate  over (ii)  Accrued  Certificate  Interest calculated  based on such  Available  Funds Rate and (b) interest on the amount  calculated  pursuant to clause (a)
for any prior  Distribution Date that remains  unreimbursed at the related  Pass-Through Rate for such Distribution
Date.

         Interest  Distribution  Amount:  For any Distribution  Date, the aggregate of the amounts payable pursuant to Section 4.02(c)(i).

         Interest Only Certificates:  None.

         Interest  Remittance  Amount:  With  respect  to any  Distribution  Date,  the  portion  of the  Available
Distribution  Amount for such  Distribution  Date attributable to interest received or advanced with respect to the
Mortgage Loans, net of the Expense Fee Rate and the Certificate Insurer Premium.

         Late Payment Rate: As defined in the Certificate Policy.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized to by law to be closed.

         LIBOR Certificates:  The Class A Certificates and Class M Certificates.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation Proceeds:  As defined in the Standard Terms but excluding Subsequent Recoveries.

         Margin:  The Class A-1 Margin,  Class A-2 Margin,  Class A-3 Margin,  Class M-1 Margin,  Class M-2 Margin,
Class M-3 Margin, Class M-4 Margin and Class M-5 Margin , as applicable.

         Marker  Rate:  With  respect  to the Class SB  Certificates  or REMIC II  Regular  Interest  SB-IO and any
Distribution  Date,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC I
Pass-Through Rates for REMIC I Regular Interest LT2 and REMIC I Regular Interest LT3.

         Maturity Date:  December 26, 2036, the  Distribution  Date in the month of the latest  scheduled  maturity date of any Mortgage Loan.

         Maximum  Mortgage  Rate: As to any Mortgage  Loan,  the per annum rate indicated in Mortgage Loan Schedule hereto attached  hereto as the "NOTE  CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net Mortgage  Rate: As to any Mortgage Loan and any date of  determination,  the Maximum  Mortgage
Rate minus the Expense Fee Rate.

         Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans attached  hereto as Exhibit One ( and as amended from time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which list or lists shall set forth the following information as to each Mortgage Loan:

         (i)      the Mortgage Loan identifying number ("RFC LOAN #");

         (ii)     the maturity of the Mortgage Note ("MATURITY DATE");

         (iii)    the Mortgage Rate as of origination ("ORIG RATE");

         (iv)     the Mortgage Rate as of the Cut-off Date ("CURR RATE");

         (v)      the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vi)     the  scheduled  monthly  payment of  principal,  if any,  and  interest  as of the  Cut-off  Date
("ORIGINAL P & I" or "CURRENT P & I");

         (vii)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (viii)   the Maximum Mortgage Rate ("NOTE CEILING");

         (ix)     the maximum Net Mortgage Rate ("NET CEILING");

         (x       the Note Margin ("NOTE MARGIN");

         (xi)     the Note Margin ("NOTE MARGIN");

         (xii)    the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

         (xiii)   the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD");

         (xiv)    the Loan-to-Value Ratio at origination ("LTV");

         (xv)     the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

         (xvi)    a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the  Mortgage  Loan is secured by a second or vacation residence; and

         (xvii)   a code "N" under the  column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

         Such  schedule  may  consist  of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other than a Servicing  Modification.  The Mortgage  Rate on each Mortgage Loan will adjust on each  Adjustment  Date to equal the sum  (rounded  to the  nearest  multiple of one eighth of one percent
(0.125%)  or up to the nearest  one-eighth  of one  percent,  which are  indicated  by a "U" on the  Mortgage  Loan
Schedule,  except in the case of the Mortgage  Loans  indicated by an "X" on the Mortgage Loan  Schedule  under the heading  "NOTE  METHOD"),  of the  related  Index plus the Note  Margin,  in each case  subject  to the  applicable
Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Rate  Cap:  With  respect  to any  Class of Class A  Certificates  and  Class M  Certificates  and any
Distribution  Date,  the least of (i) the Net WAC Cap  Rate,  (ii) the  Available  Funds  Rate,  and (iii) (A) with respect to the Class A-1, Class A-2 and Class M  Certificates,  10.000% per annum and (B) with respect to the Class
A-3 Certificates 11.500% per annum.

         Net WAC Cap Rate: With respect to the Offered  Certificates  and any  Distribution  Date, a per annum rate
(which will not be less than zero) equal to the weighted  average of the Net Mortgage  Rates of the Mortgage  Loans using the Net Mortgage Rates in effect on such Mortgage  Loans during the related Due Period  (minus,  with respect to the Class A-3  Certificates,  the Certificate  Insurer Premium Rate),  multiplied by a fraction,  expressed as a percentage,  the numerator of which is 30 and the  denominator of which is the actual number of days in the related
Interest Accrual Period for such Certificates.

         Note Margin:  With respect to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage
Note and  indicated  in Exhibit One hereto as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each
Adjustment Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the interest  rate to be borne by such  Mortgage  Loan until the next Adjustment Date.

         Notional  Amount:  With  respect  to the Class SB  Certificates  or the REMIC II Regular  Interest  SB-IO,
immediately prior to any Distribution Date is equal to the aggregate of the  Uncertificated  Principal  Balances of the REMIC I Regular Interests.

         Offered Certificates:  The Class A Certificates and the Class M Certificates.

         Optional  Termination  Date:  Any  Distribution  Date on or after  which the  aggregate  Stated  Principal
Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the sum of (i) the aggregate  Certificate  Principal Balance of the Class A
Certificates  and Class M  Certificates  before taking into account  distributions  of principal to be made on such
Distribution  Date and (ii) any  Interest  Carryforward  Amounts  (without  taking into  account  interest  payable thereon) payable to such Certificates on such Distribution Date.

         Overcollateralization Floor: An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess
Cash Flow for that Distribution  Date (to the extent not used to cover the amounts described in clauses  (b)(v) and
(vi) of the  definition  of  Principal  Distribution  Amount as of such  Distribution  Date) and (b) the  excess of
(1) the Required  Overcollateralization Amount for such Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which  the  Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to  be  made  on  such
Distribution  Date,  greater  than zero,  the  Overcollateralization  Reduction  Amount  shall be equal to the l of
(i) the Excess  Overcollateralization Amount for that Distribution Date and (ii) the Principal Remittance Amount on
such Distribution Date.

         Pass-Through  Rate: With respect to each class of Certificates  (other than the Class SB Certificates  and
Class R  Certificates),  and any  Distribution  Date,  a per annum  rate  equal to the lesser of (i) LIBOR plus the related Margin for such Distribution Date and (ii) the Net Rate Cap for such Distribution Date.

         With respect to the Class SB Certificates  and any  Distribution  Date or REMIC II Regular Interest SB-IO,
a rate per annum  equal to the  percentage  equivalent  of a  fraction,  the  numerator  of which is the sum of the amounts  calculated  pursuant to clauses (i) through  (iii) below,  and the  denominator  of which is the aggregate principal  balance of the REMIC I Regular  Interests.  For purposes of calculating  the  Pass-Through  Rate for the
Class SB  Certificates or the REMIC II Regular  Interest SB-IO,  the numerator is equal to the sum of the following components:

         (i)      the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest  LT1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

         (ii)     the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest  LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

         (iii)    the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest  LT4 minus twice the Marker
Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

         Prepayment  Assumption:  The  prepayment  assumption  to be used for  determining  the accrual of original issue discount and premium and market discount on the Certificates  for federal income tax purposes,  which assumes a constant prepayment rate of 25% per annum of the then outstanding principal balance of the Mortgage Loans.

         Prepayment  Charge:  With  respect to any Mortgage  Loan,  the charges or  premiums,  if any,  received in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment  Charge  Loan:  Any Mortgage  Loan for which a  Prepayment  Charge may be assessed and to which such Prepayment Charge the Class SB Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(x) Available  Distribution Amount over (y) the sum of (1) the Interest  Distribution Amount and (2) reimbursements to the Certificate Insurer for the Insured Payments made with respect to interest and (b) the sum of:

         (i)      the principal  portion of each Monthly  Payment  received or Advanced with respect to the related
Due Period on each Outstanding Mortgage Loan;

         (ii)     the Stated  Principal  Balance of any Mortgage  Loan  repurchased  during the related  Prepayment
Period (or deemed to have been so repurchased in accordance with Section  3.07(b))  pursuant to Section 2.02, 2.03,
2.04 or 4.07  and  the  amount  of any  shortfall  deposited  in the  Custodial  Account  in  connection  with  the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the prior calendar month;

         (iii)    the principal portion of all other  unscheduled  collections,  other than Subsequent  Recoveries, on the Mortgage  Loans  received (or deemed to have been so received)  during the prior  calendar  month or, in the case of Principal  Prepayments  in Full,  during the related  Prepayment  Period,  including,  without  limitation,
Curtailments,  Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and, except to the extent applied to offset
Deferred Interest,  Principal Prepayments,  to the extent applied by the Master Servicer as recoveries of principal pursuant to Section 3.14;

         (iv)     the  lesser  of  (A) Subsequent  Recoveries  for such  Distribution  Date and  (B) the  principal portion of any Realized  Losses  allocated to the Class M Certificates on a prior  Distribution  Date and remaining unpaid;

         (v)      the lesser of (A) the sum of (1) the Excess Cash Flow for such  Distribution  Date (to the extent not used pursuant to clause (iv) of this  definition on such  Distribution  Date) and (2) payments  received by the
Trustee  under the Class  A/Class M Yield  Maintenance  Agreement  in  respect  of  Realized  Losses to the  extent necessary to maintain  the  Required  Overcollateralization  Amount and (B) the  principal  portion of any Realized
Losses  incurred (or deemed to have been  incurred) on any Mortgage  Loans in the  calendar  month  preceding  such
Distribution Date that are allocated to any Class of Certificates; and

         (vi)     the  lesser of (a) the  Excess  Cash Flow for such  Distribution  Date,  to the  extent  not used
pursuant  to  clause  (v)  of  this   definition   on  such   Distribution   Date,   and  (b)  the  amount  of  any
Overcollateralization Increase Amount for such Distribution Date;

         minus

         (vii)    (A) the amount of any  Overcollateralization  Reduction Amount for such Distribution Date and (B)
the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal Only Certificates:  None.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Record  Date:  With  respect to each  Distribution  Date and each Class of Book  Entry  Certificates,  the
Business  Day  immediately   preceding  such   Distribution   Date.  With  respect  to  each  Class  of  Definitive
Certificates,  the close of business on the last  Business Day of the month next  preceding  the month in which the related Distribution Date occurs, except in the case of the first Record Date which shall be the Closing Date.

         Regular Certificates:  The Class A, Class M and Class SB Certificates.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC I: The segregated  pool of assets with respect to which a REMIC  election is to be made,  consisting of:

         (i)      the Mortgage Loans and the related Mortgage Files,

         (ii)     all payments and  collections  in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off  Date ) as shall be on deposit in the  Custodial  Account or in the Certificate Account and identified as belonging to the Trust Fund,

         (iii)    property  which  secured a  Mortgage  Loan and which has been  acquired  for the  benefit  of the
Certificateholders by foreclosure or deed in lieu of foreclosure,

         (iv)     the hazard insurance policies and Primary Insurance Policies, if any,  and

         (v)      all proceeds of clauses (i) through (iv) above.

         Notwithstanding  the  foregoing,  the REMIC  election  with respect to REMIC I  specifically  excludes the
Yield Maintenance Agreements.

         REMIC  I Distribution  Amount:  For any  Distribution  Date,  the Available  Distribution  Amount shall be distributed to the REMIC I Regular Interests and the Class R-I Certificates in the following amounts and priority:

                  (i)      to the extent of the Available  Distribution  Amount, to REMIC II as the holder of REMIC
I Regular  Interests  LT1,  LT2, LT3 and LT4,  pro rata,  in an amount  equal to (A) their  Uncertificated  Accrued
Interest  for such  Distribution  Date,  plus (B) any amounts in respect  thereof  remaining  unpaid from  previous
Distribution  Dates, in the case of REMIC I Regular  Interest LT1 each such amount having first been reduced by any
Deferred Interest for the related Distribution Date; and

                  (ii)     to the extent of the Available  Distribution  Amount  remaining after the  distributions made pursuant to clause (i) above, to REMIC II as the holder of the REMIC I Regular  Interests,  in an amount equal to:

                           (A)      in respect of REMIC I Regular  Interests  LT2,  LT3 and LT4,  their  respective
Principal Distribution Amounts;

                           (B)      in  respect  of  REMIC  I  Regular   Interest  LT1  any  remainder   until  the
Uncertificated Principal Balance thereof is reduced to zero;

                           (C)      any  remainder  in respect of REMIC I Regular  Interests  LT2, LT3 and LT4, pro rata according to their respective  Uncertificated  Principal Balances as reduced by the distributions  deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                  (iii)    any remaining amounts to the Holders of the Class R-I Certificates.

         REMIC I Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts by which the  principal balances of REMIC I Regular  Interests LT1, LT2, LT3 and LT4,  respectively,  will be reduced on such  Distribution
Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =    the  aggregate  principal  balance of REMIC I Regular  Interest  LT1 after  distributions  on the prior Distribution Date.

         Y2 =    the  principal  balance  of  REMIC I  Regular  Interest  LT2  after  distributions  on the  prior
Distribution Date.

         Y3 =    the  principal  balance  of  REMIC I  Regular  Interest  LT3  after  distributions  on the  prior
Distribution Date.

         Y4 =    the  principal  balance  of  REMIC I  Regular  Interest  LT4  after  distributions  on the  prior
Distribution Date (note:  Y3 = Y4).

         ΔY1 =   the REMIC I Regular Interest LT1 Principal Reduction Amount.

         ΔY2 =   the REMIC I Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =   the REMIC I Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =   the REMIC I Regular Interest LT4 Principal Reduction Amount.

         P0 =    the  aggregate  principal  balance  of REMIC I  Regular  Interests  LT1,  LT2,  LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =    the  aggregate  principal  balance  of REMIC I  Regular  Interests  LT1,  LT2,  LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =    P0 - P1 = the aggregate of REMIC I Regular  Interests  LT1, LT2, LT3 and LT4 Principal  Reduction
Amounts.

               =  the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the principal  distributions  to be made on, the  Certificates on such  Distribution  Date (including  distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

         R0 =    the Net WAC Cap Rate (stated as a monthly  rate) after giving effect to amounts  distributed  and
Realized Losses allocated on the prior Distribution Date.

         R1 =    the  Net WAC  Cap  Rate  (stated  as a  monthly  rate)  after  giving  effect  to  amounts  to be distributed and Realized Losses to be allocated on such Distribution Date.

         α =     (Y2 + Y3)/P0.  The  initial  value of α on the  Closing  Date for use on the  first  Distribution
Date shall be 0.0001.

         γ0 =    the  lesser  of  (A)  the  sum  for  all  Classes  of  Certificates,  other  than  the  Class  SB
Certificates,  of the product for each Class of (i) the monthly  interest rate (as limited by the Net WAC Cap Rate, if  applicable)  for such Class  applicable for  distributions  to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such Class after  distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

         γ1  =   the  lesser  of  (A)  the  sum  for  all  Classes  of  Certificates,  other  than  the  Class  SB
Certificates,  of the product for each Class of (i) the monthly  interest rate (as limited by the Net WAC Cap Rate, if applicable) for such Class  applicable for  distributions  to be made on the next succeeding  Distribution  Date and (ii) the aggregate  Certificate  Principal  Balance for such Class after  distributions  and the  allocation of
Realized Losses to be made on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (α/2){( γ0R1 - γ1R0)/R0R1};
         ΔY3 =    αΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)     If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)     If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         REMIC I  Realized  Losses:  Realized  Losses  on the  Mortgage  Loans  shall be  allocated  to the REMIC I
Regular  Interests as follows:  The interest  portion of Realized  Losses on the Mortgage  Loans,  if any, shall be allocated  among REMIC I Regular  Interests LT1, LT2 and LT4 pro rata  according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof.  Any interest  portion of such Realized Losses in excess of the amount allocated  pursuant  to the  preceding  sentence  shall be treated as a principal  portion of  Realized  Losses not attributable  to any specific  Mortgage  Loan and allocated  pursuant to the  succeeding  sentences.  The principal portion of Realized Losses on the Mortgage Loans,  if any, shall be allocated  first, to REMIC I Regular  Interests
LT2, LT3 and LT4 pro rata  according  to their  respective  Principal  Reduction  Amounts to the extent  thereof in reduction of the  Uncertificated  Principal Balance of such REMIC I Regular  Interests and, second,  the remainder, if any, of such  principal  portion of such Realized  Losses shall be allocated to REMIC I Regular  Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC I Regular Interests:  REMIC I Regular Interests LT1, LT2, LT3 and LT4.

         REMIC I Regular  Interest  LT1: A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I Regular Interest LT1 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses allocated to the REMIC I Regular Interest LT1 on such Distribution Date.

         REMIC I Regular  Interest  LT2: A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I Regular Interest LT2 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses allocated to the REMIC I Regular Interest LT2 on such Distribution Date.

         REMIC I Regular  Interest  LT3: A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I Regular Interest LT3 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses allocated to the REMIC I Regular Interest LT3 on such Distribution Date.

         REMIC I Regular  Interest  LT4: A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I Regular Interest LT4 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses allocated to the REMIC I Regular Interest LT4 on such Distribution Date.

         REMIC II: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular  Interests.  The REMIC  election with respect to REMIC II  specifically  excludes the Yield Maintenance Agreements.

         REMIC II Regular  Interest:  Any one of REMIC II Regular  Interest  A-1,  REMIC II Regular  Interest  A-2,
REMIC II Regular  Interest A-3,  REMIC II Regular  Interest M-1,  REMIC II Regular  Interest M-2,  REMIC II Regular
Interest M-3,  REMIC II Regular  Interest M-4, REMIC II Regular  Interest M-5,  REMIC II Regular  Interest SB-IO or
REMIC II Regular Interest SB-PO.

         REMIC II Regular  Interest  A-1: A regular  interest  in REMIC II which has a principal  balance  equal to the  principal  balance of the Class A-1  Certificates  and which is  entitled  to  interest at a rate equal to the lesser of (i) LIBOR  plus the Class A-1  Margin and (ii) the Net WAC Cap Rate.  Interest  accrued  in any  Interest
Accrual Period and not paid on the related  Distribution  Date shall carry forward to each succeeding  Distribution
Date without interest until paid.

         REMIC II Regular  Interest A-2: A regular  interest in REMIC II which is has a principal  balance equal to the  principal  balance of the Class A-2  Certificates  and which is  entitled  to  interest at a rate equal to the lesser of (i) LIBOR  plus the Class A-2  Margin and (ii) the Net WAC Cap Rate.  Interest  accrued  in any  Interest
Accrual Period and not paid on the related  Distribution  Date shall carry forward to each succeeding  Distribution
Date without interest until paid.

         REMIC II Regular  Interest A-3: A regular  interest in REMIC II which is has a principal  balance equal to the  principal  balance of the Class A-3  Certificates  and which is  entitled  to  interest at a rate equal to the lesser of (i) LIBOR  plus the Class A-3  Margin and (ii) the Net WAC Cap Rate.  Interest  accrued  in any  Interest
Accrual Period and not paid on the related  Distribution  Date shall carry forward to each succeeding  Distribution
Date without interest until paid.

         REMIC II Regular  Interest M-1: A regular  interest in REMIC II which is has a principal  balance equal to the  principal  balance of the Class M-1  Certificates  and which is  entitled  to  interest at a rate equal to the lesser of (i) LIBOR  plus the Class M-1  Margin and (ii) the Net WAC Cap Rate.  Interest  accrued  in any  Interest
Accrual Period and not paid on the related  Distribution  Date shall carry forward to each succeeding  Distribution
Date without interest until paid.

         REMIC II Regular  Interest M-2: A regular  interest in REMIC II which is has a principal  balance equal to the  principal  balance of the Class M-2  Certificates  and which is  entitled  to  interest at a rate equal to the lesser of (i) LIBOR  plus the Class M-2  Margin and (ii) the Net WAC Cap Rate.  Interest  accrued  in any  Interest
Accrual Period and not paid on the related  Distribution  Date shall carry forward to each succeeding  Distribution
Date without interest until paid.

         REMIC II Regular  Interest M-3: A regular  interest in REMIC II which is has a principal  balance equal to the  principal  balance of the Class M-3  Certificates  and which is  entitled  to  interest at a rate equal to the lesser of (i) LIBOR  plus the Class M-3  Margin and (ii) the Net WAC Cap Rate.  Interest  accrued  in any  Interest
Accrual Period and not paid on the related  Distribution  Date shall carry forward to each succeeding  Distribution
Date without interest until paid.

         REMIC II Regular  Interest M-4: A regular  interest in REMIC II which is has a principal  balance equal to the  principal  balance of the Class M-4  Certificates  and which is  entitled  to  interest at a rate equal to the lesser of (i) LIBOR  plus the Class M-4  Margin and (ii) the Net WAC Cap Rate.  Interest  accrued  in any  Interest
Accrual Period and not paid on the related  Distribution  Date shall carry forward to each succeeding  Distribution
Date without interest until paid.

         REMIC II Regular  Interest M-5: A regular  interest in REMIC II which is has a principal  balance equal to the  principal  balance of the Class M-5  Certificates  and which is  entitled  to  interest at a rate equal to the lesser of (i) LIBOR  plus the Class M-5  Margin and (ii) the Net WAC Cap Rate.  Interest  accrued  in any  Interest
Accrual Period and not paid on the related  Distribution  Date shall carry forward to each succeeding  Distribution
Date without interest until paid.

         REMIC II Regular  Interest  SB-IO:  A regular  interest  in REMIC II that has no initial  principal,  that bears interest at the related Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular  Interest  SB-PO: A regular  interest in REMIC II that has an initial  principal  balance equal to the initial  principal balance for the Class SB Certificates,  as set forth in the Preliminary  Statement, that bears no interest, and that has such other terms as are described herein.

         REMIC III: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests SB-IO and SB-PO.

         REMIC III Regular Interest:  The separate beneficial  ownership interest in REMIC III issued hereunder and designated  as a  "regular  interest"  in  REMIC  III,  the  ownership  of  which  is  evidenced  by the  Class  SB
Certificates.  The REMIC III Regular  Interest will not have a  Pass-Through  Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on REMIC II Regular Interests SB-IO and SB-PO.

         Required  Overcollateralization  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown
Date, an amount equal to 0.75% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off
Date; (ii) on or after the Stepdown Date but prior to the  Distribution  Date in December 2012,  provided a Trigger
Event is not in effect,  the greater of (x) 1.875% of the outstanding  aggregate  Stated  Principal  Balance of the
Mortgage   Loans  after   giving   effect  to   distributions   made  on  that   Distribution   Date  and  (y)  the
Overcollateralization  Floor;  (iii) on or  after  the  Stepdown  Date and on or  after  the  Distribution  Date in
December 2012,  provided a Trigger Event is not in effect,  the greater of (x) 1.50% of the  outstanding  aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  made on that  Distribution
Date and (y) the  Overcollateralization  Floor;  and (iv) on or after the  Stepdown  Date if a Trigger  Event is in effect, the Required  Overcollateralization  Amount for the immediately preceding  Distribution Date; provided that the Required  Overcollateralization  Amount may be reduced so long as written  confirmation  is obtained  from each rating  agency that the  reduction  will not reduce the ratings  assigned to the Class A  Certificates  and Class M
Certificates by that rating agency (without regard to the Certificate  Policy) below the lower of the  then-current ratings or the ratings assigned to those certificates as of the closing date by that rating agency.

         Senior Certificate:  Any one of the Class A Certificates.

         Senior  Enhancement  Percentage:  With  respect to any  Distribution  Date,  the  percentage  obtained  by dividing (x) the sum of (i) the aggregate  Certificate  Principal  Balance of the Class M Certificates and (ii) the
Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution Amount on such
Distribution  Date, by (y) the  aggregated  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution Date on or after the Stepdown Date, the arithmetic  average,  for each of the three consecutive  Distribution Dates ending with such Distribution Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage
Loans  that are 60 or more days  delinquent  in payment of  principal  and  interest  for the  applicable  Due Date preceding that Distribution  Date,  including  Mortgage Loans in foreclosure,  REO Properties and Mortgage Loans in bankruptcy  over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage Loans  immediately  preceding that Distribution Date.

         Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  and as of any date of  determination,  (i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by  which  the  Stated  Principal  Balance  of the  Mortgage  Loan  has  been  increased  pursuant  to a  Servicing
Modification and (c) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased for
Deferred  Interest  pursuant to the terms of the related Mortgage Note on or prior to the Distribution  Date, minus
(ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage Loan or REO
Property  during each Due Period  ending with the Due Period  relating to the most recent  Distribution  Date which were  received or with respect to which an Advance was made,  (b) all  Principal  Prepayments  with respect to such
Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as  recoveries of principal in accordance  with  Section 3.14  with respect to such
Mortgage  Loan or REO  Property,  in each case which were  distributed  pursuant to  Section 4.02  on any  previous
Distribution  Date,  and  (c) any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown Date: The earlier to occur of (1) the Distribution  Date  immediately  following the Distribution
Date on which the aggregate  Certificate  Principal  Balance of the Class A  Certificates  has been reduced to zero and (2) the later to occur of (x) the  Distribution  Date in December 2009 and (y) the first  Distribution  Date on which the Senior  Enhancement  Percentage  is greater  than or equal to (a) on any  Distribution  Date prior to the
Distribution  Date in  December  2012,  approximately  15.00%  and (b) on any  Distribution  Date on or  after  the
Distribution Date in December 2012, 12.00%.

         Subordination  Percentage:  With respect to each class of Class A Certificates  and Class M  Certificates, the respective approximate percentage set forth in the table below:

                                        Class                  Percentage (1)       Percentage (2)
                                       ___________________________________________________________
                                          A                       85.000%               88.000%
                                         M-1                      91.125%               92.900%
                                         M-2                      94.375%               95.500%
                                         M-3                      95.625%               96.500%
                                         M-4                      96.875%               97.500%
                                         M-5                      98.125%               98.500%

                           (1)      For any Distribution Date prior to the Distribution Date in December 2012.
                           (2)      For any Distribution Date in December 2012 or thereafter.

         Trigger  Event: A Trigger Event is in effect with respect to any  Distribution  Date if (a) the Sixty-Plus
Delinquency  Percentage,  as  determined  on that  Distribution  Date,  exceeds  40.00% of the  Senior  Enhancement
Percentage for that  Distribution  Date or (b) the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the initial  aggregate Stated Principal  Balance as of the Cut-off Date exceeds the applicable amount set forth below:

         o    December 2008 to November 2009: 0.150% with respect to December 2008, plus         an additional
              1/12th of 0.250% for each month through November 2009.

         o    December 2009 to November 2010: 0.400% with respect to December 2009, plus         an additional
              1/12th of 0.300% for each month through November 2010.

         o    December 2010 to November 2011: 0.700% with respect to December 2010, plus         an additional
              1/12th of 0.300% for each month through November 2011.

         o    December 2011 to November 2012: 1.000% with respect to July 2011, plus an additional 1/12th of
              0.350% for each month through November 2012.

         o    December 2012 to November 2013: 1.350% with respect to December 2012, plus         an additional
              1/12th of 0.150% for each month through November 2013.

         o    July 2013 and thereafter: 1.500%.

         2006-QH1 REMIC:  Any of REMIC I, REMIC II or REMIC III, as the case may be.

         Uncertificated  Accrued  Interest:  With  respect to the REMIC I Regular  Interests  for any  Distribution
Date, one month's interest at the related  Uncertificated  REMIC I Pass-Through  Rate for such  Distribution  Date, accrued on its  Uncertificated  Principal  Balance,  immediately  prior to such Distribution  Date.  Uncertificated
Accrued  Interest  for the REMIC I Regular  Interests  shall accrue on the basis of a 360-day  year  consisting  of twelve 30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular Interests for any Distribution Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the
extent not covered by  Compensating  Interest)  relating to the Mortgage Loans for any  Distribution  Date shall be allocated  among  REMIC I Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro rata,  based on,  and to the extent of,
Uncertificated  Accrued  Interest,  as calculated  without  application  of this sentence.  Uncertificated  Accrued
Interest on REMIC II Regular  Interest  SB-PO shall be zero.  Uncertificated  Accrued  Interest on REMIC II Regular
Interest  SB-IO  for  each  Distribution  Date  shall  equal  Accrued   Certificate   Interest  for  the  Class  SB
Certificates.

         Uncertificated  Principal  Balance:  The principal amount of any REMIC I Regular  Interest  outstanding as of any date of  determination.  The  Uncertificated  Principal  Balance of each REMIC I Regular  Interest  shall be reduced  first by Realized  Losses  allocated  thereto by the  definition  of REMIC I Realized  Losses,  and by all distributions  of  principal  deemed  made on  such  REMIC I  Regular  Interest  on  such  Distribution  Date.  The
Uncertificated  Principal  Balance of each REMIC I Regular  Interest shall never be less than zero. With respect to the REMIC II  Regular  Interest  SB-PO the  initial  amount  set forth  with  respect  thereto  in the  Preliminary
Statement as reduced by  distributions  deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to any Distribution  Date and (i) REMIC I Regular
Interests  LT1 and LT2, the Net WAC Cap Rate,  (ii) REMIC I Regular  Interest  LT3,  zero (0.00%) and (iii) REMIC I
Regular Interest LT4, twice the Net WAC Cap Rate.

         Underwriter:  Goldman, Sachs & Co.

         Yield Maintenance  Agreements:  The Class A-3 Yield Maintenance  Agreement together with the Class A/Class
M Yield Maintenance Agreement.

         Yield Maintenance Agreements Provider:  Bear Stearns Financial Products Inc.

         Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest
Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United
States dollar  deposits that appears on the Dow Jones Telerate  Screen Page 3750 as of 11:00 a.m.,  London time, on such LIBOR Rate Adjustment  Date.  "Dow Jones Telerate Screen Page 3750" means the display  designated as page 3750 on the  Telerate  Service  (or such  other  page as may  replace  page  3750 on that  service  for the  purpose  of displaying  London  interbank  offered  rates of major  banks).  If such rate does not appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  LIBOR shall be so established  by use of such other  service  for  displaying  LIBOR or  comparable  rates as may be  selected by the
Trustee after  consultation  with the Master  Servicer),  the rate will be the Reference  Bank Rate. The "Reference
Bank Rate" will be  determined  on the basis of the rates at which  deposits  in U.S.  Dollars  are  offered by the reference  banks (which  shall be any three major banks that are engaged in  transactions  in the London  interbank market,  selected by the Trustee after  consultation  with the Master  Servicer) as of 11:00 a.m.,  London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts approximately  equal to the aggregate  Certificate  Principal  Balance of the LIBOR  Certificates then outstanding.
The Trustee will request the principal  London office of each of the reference  banks to provide a quotation of its rate.  If at least two such  quotations  are  provided,  the rate  will be the  arithmetic  mean of the  quotations rounded up to the next  multiple of 1/16%.  If on such date fewer than two  quotations  are provided as  requested, the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation  with the Master  Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the LIBOR Certificates then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided  however,  if, under the  priorities described above,  LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date, the Trustee,  after  consultation with the Master Servicer,  shall select an alternative  comparable index (over which the Trustee has no control),  used for determining  one-month  Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

         The  establishment  of LIBOR by the Trustee and the Master  Servicer on any LIBOR Rate Adjustment Date and
the Master  Servicer's  subsequent  calculation of the Pass-Through  Rate applicable to the LIBOR  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly  following each LIBOR Rate  Adjustment Date the Trustee shall supply the Master Servicer with the
results  of  its   determination   of  LIBOR  on  such  date.   Furthermore,   the  Trustee   will  supply  to  any
Certificateholder  so  requesting  by  telephone  by calling  (800)  735-7777  the  Pass-Through  Rate on the LIBOR
Certificates for the current and the immediately preceding Interest Accrual Period.

         Section 1.03.     Use of Words and Phrases.

         "Herein,"  "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans.

                  (a)      The Company,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee for the benefit of the  Certificateholders  and the  Certificate  Insurer  without  recourse all the right,  title and  interest of the Company in and to the Mortgage  Loans,  including  all  interest  and  principal received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest  due on the  Mortgage  Loans in the month of the Cut-off  Date).  In  connection  with such  transfer  and assignment,  the Company  does  hereby  deliver to the  Trustee  the  Certificate  Policy (as defined in the Series
Supplement), if any for the benefit of the Holders of the Class A-3 Certificates.

                  (b)      In connection with such  assignment,  except as set forth in Section 2.01(c) and subject to  Section  2.01(d)  below,  the  Company  does  hereby (1) with  respect  to each  Mortgage  Loan  (other  than a
Cooperative  Loan or a Sharia  Mortgage  Loan),  deliver  to the Master  Servicer  (or an  Affiliate  of the Master
Servicer)  each of the documents or instruments  described in clause  (I)(ii) below (and the Master  Servicer shall hold (or cause such  Affiliate  to hold) such  documents  or  instruments  in trust for the use and  benefit of all present  and future  Certificateholders),  (2) with  respect  to each MOM Loan,  deliver  to and  deposit  with the
Trustee,  or the Custodian on behalf of the Trustee,  the documents or instruments  described in clauses (I)(i) and
(v) below,  (3) with respect to each  Mortgage  Loan that is not a MOM Loan but is  registered on the MERS® System, deliver  to and  deposit  with the  Trustee,  or to the  Custodian  on  behalf of the  Trustee,  the  documents  or instruments  described in clauses (I)(i),  (iv) and (v) below, (4) with respect to each Mortgage Loan that is not a
MOM Loan and is not  registered on the MERS® System,  deliver to and deposit with the Trustee,  or to the Custodian on behalf of the Trustee,  the documents or instruments  described in clauses  (I)(i),  (iii),  (iv) and (v) below, and (5) with respect to each  Cooperative  Loan and Sharia Mortgage Loan,  deliver to and deposit with the Trustee, or to the Custodian on behalf of the Trustee,  the documents  and  instruments  described in clause (II) and clause
(III) below:

                  (I)      with  respect to each  Mortgage  Loan so assigned  (other than a  Cooperative  Loan or a
Sharia Mortgage Loan):

                           (i)         The original  Mortgage Note,  endorsed  without  recourse in blank or to the order of the Trustee,  and showing an unbroken chain of endorsements from the originator  thereof to the Person  endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related  Seller or  Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related
                  Mortgage Note;

                           (ii)        The original  Mortgage,  noting the presence of the MIN of the Mortgage Loan and  language  indicating  that the  Mortgage  Loan is a MOM Loan if the  Mortgage  Loan is a MOM
                  Loan,  with  evidence of recording  indicated  thereon or a copy of the Mortgage with evidence of recording indicated thereon;

                           (iii)       The original  Assignment  of the  Mortgage to the Trustee  with  evidence of recording  indicated  thereon or a copy of such assignment  with evidence of recording  indicated
                  thereon;

                           (iv)        The original  recorded  assignment or assignments of the Mortgage showing an unbroken  chain of title from the  originator  thereof to the Person  assigning it to the Trustee
                  (or to MERS,  if the Mortgage  Loan is  registered on the MERS® System and noting the presence of a MIN) with  evidence  of  recordation  noted  thereon  or  attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                           (v)         The original of each  modification,  assumption  agreement or preferred loan agreement,  if any,  relating to such  Mortgage Loan or a copy of each  modification,  assumption agreement or preferred loan agreement

                  (II) with respect to each Cooperative Loan so assigned:

                           (i)         The original  Mortgage Note,  endorsed  without recourse to the order of the
                  Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any  Destroyed  Mortgage  Note, an original lost note  affidavit  from the  related  Seller  or  Residential  Funding  stating  that the  original
                  Mortgage  Note was lost,  misplaced or destroyed,  together  with a copy of the related  Mortgage
                  Note;

                           (ii)        A counterpart  of the  Cooperative  Lease and the  Assignment of Proprietary
                  Lease  to the  originator  of the  Cooperative  Loan  with  intervening  assignments  showing  an unbroken chain of title from such originator to the Trustee or a copy of such  Cooperative  Lease and Assignment of Proprietary Lease and copies of such intervening assignments;

                           (iii)       The  related   Cooperative  Stock  Certificate,   representing  the  related
                  Cooperative Stock pledged with respect to such Cooperative  Loan,  together with an undated stock power (or other similar instrument) executed in blank or copies thereof;

                           (iv)        The original  recognition  agreement by the  Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan or a copy thereof;

                           (v)         The Security Agreement or a copy thereof;

                           (vi)        Copies of the  original  UCC-1  financing  statement,  and any  continuation statements,  filed by the  originator  of such  Cooperative  Loan as  secured  party,  each  with evidence of  recording  thereof,  evidencing  the interest of the  originator  under the Security
                  Agreement and the Assignment of Proprietary Lease;

                           (vii)       Copies of the filed UCC-3  assignments of the security  interest  referenced in clause  (vi) above  showing an unbroken  chain of title from the  originator  to the  Trustee, each with evidence of recording  thereof,  evidencing  the interest of the  originator  under the
                  Security Agreement and the Assignment of Proprietary Lease;

                           (viii)      An executed  assignment  of the interest of the  originator  in the Security
                  Agreement,  Assignment of Proprietary  Lease and the recognition  agreement  referenced in clause
                  (iv) above,  showing an unbroken  chain of title from the  originator  to the Trustee,  or a copy thereof;

                           (ix)        The original of each  modification,  assumption  agreement or preferred loan agreement,  if any, relating to such Cooperative Loan or a copy of each modification,  assumption agreement or preferred loan agreement; and

                           (x)         A duly completed  UCC-1 financing  statement  showing the Master Servicer as debtor,  the  Company as secured  party and the Trustee as assignee  and a duly  completed  UCC-1 financing  statement  showing the Company as debtor and the Trustee as secured  party,  each in a form sufficient for filing,  evidencing the interest of such debtors in the Cooperative  Loans or copies thereof;

                  (III) with respect to each Sharia Mortgage Loan so assigned:

                           (i)         The original  Obligation to Pay,  endorsed  without  recourse in blank or to the order of the  Trustee  and  showing an unbroken  chain of  endorsements  from the  originator thereof to the Person  endorsing it to the Trustee,  or with respect to any Destroyed  Obligation to Pay, an original  affidavit from the related Seller or  Residential  Funding  stating that the original  Obligation  to Pay  was  lost,  misplaced  or  destroyed,  together  with a copy of the related Obligation to Pay;

                           (ii)        The original  Sharia  Mortgage  Loan Security  Instrument,  with evidence of recording  indicated  thereon or a copy of the Sharia  Mortgage  Loan  Security  Instrument  with evidence of recording indicated thereon;

                           (iii)       An original  Assignment  and Amendment of Security  Instrument,  assigned to the Trustee  with  evidence  of  recording  indicated  thereon or a copy of such  Assignment  and
                  Amendment of Security Instrument with evidence of recording indicated thereon;

                           (iv)        The original  recorded  assignment  or  assignments  of the Sharia  Mortgage
                  Loan Security  Instrument  showing an unbroken chain of title from the originator  thereof to the
                  Person  assigning  it to the Trustee  with  evidence  of  recordation  noted  thereon or attached thereto,  or a copy of such  assignment  or  assignments  of the Sharia  Mortgage  Loan  Security
                  Instrument with evidence of recording indicated thereon;

                           (v)         The original  Sharia  Mortgage Loan  Co-Ownership  Agreement with respect to the related Sharia Mortgage Loan or a copy of such Sharia Mortgage Loan  Co-Ownership  Agreement;
                  and

                           (vi)        The  original  of  each  modification  or  assumption  agreement,   if  any,
                  relating to such Sharia Mortgage Loan or a copy of each modification or assumption agreement.

                  (c)      The Company  may, in lieu of  delivering  the  original  of the  documents  set forth in
Sections  2.01(b)(I)(iii),   (iv)  and  (v),  Sections  (b)(II)(ii),   (iv),  (vii),  (ix)  and  (x)  and  Sections
2.01(b)(III)(ii),  (iii),  (iv),  (v) and (vi) (or copies  thereof) to the Trustee or to the Custodian on behalf of the Trustee,  deliver such documents to the Master  Servicer,  and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future  Certificateholders  and the Certificate Insurer until such time as is set forth in the next  sentence.  Within thirty  Business Days  following the earlier of (i) the receipt of the  original  of all of the  documents  or  instruments  set forth in Sections  2.01(b)(I)(iii),  (iv) and (v),
Sections  (b)(II)(ii),  (iv),  (vii),  (ix) and (x) and Sections  2.01(b)(III)(ii),  (iii),  (iv), (v) and (vi) (or
copies  thereof) for any Mortgage Loan and (ii) a written  request by the Trustee to deliver those  documents  with respect to any or all of the  Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer  shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

         The parties  hereto  agree that it is not intended  that any  Mortgage  Loan be included in the Trust Fund that is either (i) a "High-Cost  Home Loan" as defined in the New Jersey Home Ownership Act effective  November 27,
2003,  (ii) a "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act  effective  January 1,
2004,  (iii) a "High Cost Home Mortgage  Loan" as defined in the  Massachusetts  Predatory  Home Loan Practices Act
effective  November  7, 2004 or (iv) a  "High-Cost  Home Loan" as defined in the  Indiana  House  Enrolled  Act No.
1229, effective as of January 1, 2005.

                  (d)      Notwithstanding  the  provisions of Section  2.01(c),  in  connection  with any Mortgage
Loan,  if the Company  cannot  deliver the  original of the  Mortgage,  any  assignment,  modification,  assumption agreement  or  preferred  loan  agreement  (or copy  thereof as  permitted  by Section  2.01(b))  with  evidence of recording  thereon  concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the  receipt  of certain information  necessary to prepare the related  assignments,  the Company  shall deliver or cause to be delivered to the  Trustee  or to the  Custodian  on behalf of the  Trustee a copy of such  Mortgage,  assignment,  modification, assumption agreement or preferred loan agreement.

         The Company (i) shall  promptly  cause to be recorded in the  appropriate  public office for real property records the  Assignment  referred to in clause  (I)(iii) of Section  2.01(b),  except (a) in states  where,  in the opinion of counsel  acceptable to the Trustee and the Master  Servicer,  such  recording is not required to protect the  Trustee's  interests in the Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the Mortgage as the mortgagee of record solely as nominee for the Seller and its  successors  and  assigns,  (ii)  shall  promptly  cause to be filed the Form  UCC-3  assignment  and UCC-1 financing  statement  referred to in clauses  (II)(vii) and (x),  respectively,  of Section 2.01(b) and (iii) shall promptly cause to be recorded in the appropriate  public  recording office for real property records the Assignment
Agreement  and  Amendment  of Security  Instrument  referred to in clause  (III)(iii)  of Section  2.01(b).  If any
Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable, is lost or  returned  unrecorded  to the  Company  because of any  defect  therein,  the  Company  shall  prepare a substitute  Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as
applicable,  or cure such  defect,  as the case may be, and cause  such  Assignment  or  Assignment  Agreement  and
Amendment of Security  Instrument  to be recorded in accordance  with this  paragraph.  The Company shall  promptly deliver  or  cause to be  delivered  to the  applicable  person  described  in  Section  2.01(b),  any  Assignment, substitute  Assignment,  Assignment  Agreement and Amendment of Security Instrument or Form UCC-3 or Form UCC-1, as
applicable,  (or copy thereof)  recorded in connection  with this paragraph,  with evidence of recording  indicated
thereon at the time  specified in Section  2.01(c).  In connection  with its servicing of  Cooperative  Loans,  the
Master  Servicer will use its best efforts to file timely  continuation  statements  with regard to each  financing statement and assignment  relating to Cooperative  Loans as to which the related  Cooperative  Apartment is located outside of the State of New York.

         If the Company  delivers to the Trustee or to the  Custodian on behalf of the Trustee any  Mortgage  Note,
Obligation to Pay,  Assignment  Agreement and Amendment of Security  Instrument or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note,  Obligation to
Pay,  Assignment  Agreement  and  Amendment of Security  Instrument  and  Assignment of Mortgage in the name of the
Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         In  connection  with the  assignment of any Mortgage  Loan  registered  on the MERS®  System,  the Company further  agrees that it will cause,  at the Company's own expense,  within 30 Business Days after the Closing Date, the MERS®  System to  indicate  that such  Mortgage  Loans have been  assigned  by the  Company  to the  Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool  Field" which  identifies the series of the  Certificates  issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  (e)      Residential  Funding hereby  assigns to the Trustee its security  interest in and to any
Additional  Collateral  or  Pledged  Assets,  its right to receive  amounts  due or to become due in respect of any
Additional  Collateral  or  Pledged  Assets  pursuant  to the  related  Subservicing  Agreement  and its  rights as beneficiary  under the Surety Bond in respect of any Additional  Collateral  Loans.  With respect to any Additional
Collateral Loan or Pledged Asset Loan,  Residential  Funding shall cause to be filed in the  appropriate  recording office a UCC-3  statement  giving notice of the assignment of the related  security  interest to the Trust Fund and shall  thereafter  cause the timely filing of all necessary  continuation  statements with regard to such financing statements.

                  (f)      It is intended that the  conveyance by the Company to the Trustee of the Mortgage  Loans
as provided for in this Section 2.01 be and the  Uncertificated  REMIC Regular  Interests,  if any (as provided for in  Section  2.06),  be  construed  as a sale  by the  Company  to  the  Trustee  of the  Mortgage  Loans  and  any
Uncertificated  REMIC Regular  Interests  for the benefit of the  Certificateholders.  Further,  it is not intended that such  conveyance  be  deemed  to be a pledge  of the  Mortgage  Loans  and any  Uncertificated  REMIC  Regular
Interests  by the Company to the Trustee to secure a debt or other  obligation  of the  Company.  Nonetheless,  (a)
this Agreement is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the
New York Uniform  Commercial Code and the Uniform  Commercial Code of any other  applicable  jurisdiction;  (b) the conveyance  provided  for in Section  2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the
Trustee of a security  interest in all of the Company's right (including the power to convey title thereto),  title and  interest,  whether  now  owned or  hereafter  acquired,  in and to any and all  general  intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit, goods,  letters of credit,  advices of credit and  investment  property  and other  property  of  whatever  kind or description  now existing or hereafter  acquired  consisting  of, arising from or relating to any of the following:
(A) the Mortgage Loans,  including (i) with respect to each Cooperative  Loan, the related Mortgage Note,  Security
Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate  and  Cooperative  Lease,  (ii) with respect to each Sharia  Mortgage Loan, the related Sharia Mortgage Loan Security  Instrument,  Sharia Mortgage Loan
Co-Ownership  Agreement,  Obligation to Pay and Assignment  Agreement and Amendment of Security  Instrument,  (iii)
with respect to each Mortgage Loan other than a Cooperative  Loan or a Sharia  Mortgage Loan, the related  Mortgage
Note and Mortgage,  and (iv) any insurance  policies and all other documents in the related  Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) any Uncertificated  REMIC
Regular  Interests and (D) all proceeds of the conversion,  voluntary or  involuntary,  of the foregoing into cash, instruments,  securities or other  property,  including  without  limitation  all amounts from time to time held or invested  in the  Certificate  Account  or the  Custodial  Account,  whether  in the  form  of  cash,  instruments, securities or other  property and (2) an  assignment by the Company to the Trustee of any security  interest in any and all of Residential Funding's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing clauses (1)(A),  (B), (C) and
(D) granted by Residential Funding to the Company pursuant to the Assignment  Agreement;  (c) the possession by the
Trustee,  any Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment  intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property,  certificated  securities or chattel paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security interest  pursuant to the Minnesota Uniform  Commercial
Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  as in effect  (including,  without limitation,  Sections  8-106,  9-313,  9-314 and 9-106  thereof);  and (d)  notifications  to persons  holding such property,  and  acknowledgments,  receipts or  confirmations  from persons  holding such property,  shall be deemed notifications  to, or  acknowledgments,  receipts or  confirmations  from,  securities  intermediaries,  bailees or agents of, or persons  holding  for (as  applicable)  the  Trustee  for the  purpose of  perfecting  such  security interest under applicable law.

         The Company and, at the Company's  direction,  Residential  Funding and the Trustee  shall,  to the extent consistent  with this  Agreement,  take such  reasonable  actions  as may be  necessary  to  ensure  that,  if this
Agreement were determined to create a security  interest in the Mortgage Loans,  any  Uncertificated  REMIC Regular
Interests and the other  property  described  above,  such security  interest would be determined to be a perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Company,  all filings necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the
Trustee's  security interest in or lien on the Mortgage Loans and any Uncertificated  REMIC Regular  Interests,  as
evidenced by an Officers'  Certificate of the Company,  including without  limitation (x) continuation  statements, and (y) such other  statements as may be occasioned by (1) any change of name of Residential  Funding,  the Company or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any  change of type or  jurisdiction  of  organization  of  Residential  Funding or the
Company,  (3) any transfer of any interest of  Residential  Funding or the Company in any Mortgage  Loan or (4) any
transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

                  (g)      The  Master  Servicer  hereby  acknowledges  the  receipt by it of the  Initial  Monthly
Payment  Fund.  The Master  Servicer  shall hold such Initial  Monthly  Payment Fund in the  Custodial  Account and
shall include such Initial Monthly Payment Fund in the Available  Distribution Amount for the initial  Distribution
Date.  Notwithstanding  anything herein to the contrary,  the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial  Monthly  Payment Fund  constitutes a reserve fund for federal income tax purposes,  (1) it shall be an  outside  reserve  fund and not an asset of any  REMIC,  (2) it shall be owned by the
Seller  and (3)  amounts  transferred  by any  REMIC to the  Initial  Monthly  Payment  Fund  shall be  treated  as transferred  to the Seller or any  successor,  all  within the  meaning  of  Section  1.860G-2(h)  of the  Treasury
Regulations.

                  (h)      The Company  agrees that the sale of each Pledged Asset Loan pursuant to this  Agreement will also constitute the assignment,  sale, setting-over,  transfer and conveyance to the Trustee, without recourse
(but subject to the Company's covenants,  representations and warranties  specifically  provided herein), of all of the  Company's  obligations  and all of the  Company's  right,  title and  interest  in, to and under,  whether now existing  or  hereafter  acquired  as owner of the  Mortgage  Loan with  respect to any and all money,  securities, security  entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other  investment  property and other property of whatever  kind or  description  consisting  of,  arising  from or related to (i) the Assigned  Contracts,  (ii) all rights,  powers  and  remedies  of the  Company as owner of such  Mortgage  Loan  under or in  connection  with the
Assigned Contracts,  whether arising under the terms of such Assigned  Contracts,  by statute, at law or in equity, or otherwise  arising out of any default by the  Mortgagor  under or in  connection  with the  Assigned  Contracts, including  all rights to exercise  any election or option or to make any  decision or  determination  or to give or receive any notice, consent,  approval or waiver thereunder,  (iii) the Pledged Amounts and all money,  securities, security  entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other  investment  property and other property of whatever kind or description and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion rights, rights to subscribe,  liquidation dividends or preferences,  stock dividends, rights to interest,  dividends,  earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other  property  that  secures a Pledged  Asset  Loan,  (iv) all  documents,  books and records  concerning  the foregoing  (including all computer  programs,  tapes,  disks and related items containing any such information) and
(v) all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities
Investor  Protection  Corporation or any other insurance  company) of any of the foregoing or replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the conversion,  voluntary or  involuntary,  of any thereof.
The foregoing  transfer,  sale,  assignment and conveyance does not constitute and is not intended to result in the creation,  or an assumption  by the Trustee,  of any  obligation of the Company,  or any other person in connection with the Pledged  Assets or under any agreement or instrument  relating  thereto,  including any  obligation to the
Mortgagor, other than as owner of the Mortgage Loan.

         Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the  Trustee) of the  documents  required to be  delivered  to the Trustee (or the
Custodian  on  behalf of the  Trustee)  pursuant  to  Section  2.01(b)  above  (except  that for  purposes  of such acknowledgement  only,  a Mortgage  Note may be endorsed in blank) and  declares  that it, or the  Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting  a part of the  Custodial  Files delivered to it, or a Custodian  as its agent,  and the rights of  Residential  Funding with respect to any Pledged
Assets,  Additional  Collateral and the Surety Bond assigned to the Trustee  pursuant to Section 2.01, in trust for the use and  benefit of all present  and future  Certificateholders  and the  Certificate  Insurer.  The Trustee or
Custodian  (the  Custodian  being  so  obligated  under  a  Custodial   Agreement)   agrees,  for  the  benefit  of
Certificateholders  and the Certificate  Insurer, to review each Custodial File delivered to it pursuant to Section
2.01(b) within 45 days after the Closing Date to ascertain that all required  documents  (specifically as set forth in Section  2.01(b)),  have been  executed and  received,  and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan  Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the
Trustee a certificate  (the  "Interim  Certification")  to the effect that all  documents  required to be delivered pursuant to Section  2.01(b) above have been executed and received and that such  documents  relate to the Mortgage
Loans  identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on Schedule A attached to such
Interim  Certification.  Upon delivery of the Custodial  Files by the Company or the Master  Servicer,  the Trustee
shall acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based solely upon a receipt or  certification  executed  by the  Custodian,  receipt  by the  respective  Custodian  as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

                  If the Custodian,  as the Trustee's  agent,  finds any document or documents  constituting a part of a Custodial File to be missing or defective,  the Trustee shall  promptly so notify the Master  Servicer and the
Company.  Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian will notify the Master Servicer,  the
Company and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  reviewed by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially and adversely  affects the interests of the  Certificateholders  or the  Certificate  Insurer,  the Master Servicer
shall promptly notify  Residential  Funding of such omission or defect and request  Residential  Funding to correct or cure such omission or defect  within 60 days from the date the Master  Servicer was notified of such omission or defect and, if  Residential  Funding does not correct or cure such omission or defect  within such period,  require
Residential  Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase Price,  within 90 days from the date the Master  Servicer  was  notified of such  omission or defect;  provided  that if the omission or defect would cause the Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in Section  860G(a)(3)  of the
Code,  any such  cure or  repurchase  must  occur  within 90 days from the date such  breach  was  discovered.  The
Purchase  Price for any such  Mortgage  Loan shall be deposited  by the Master  Servicer in the  Custodial  Account
maintained  by it  pursuant  to Section  3.07 and,  upon  receipt by the  Trustee of written  notification  of such deposit signed by a Servicing  Officer,  the Master  Servicer,  the Trustee or the  Custodian,  as the case may be, shall release the contents of any related  Mortgage  File in its  possession to the owner of such Mortgage Loan (or such owners'  designee)  and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared by the Master  Servicer,  in each case without  recourse,  as shall be  necessary  to vest in  Residential
Funding or its designee any Mortgage Loan released  pursuant  hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund.  It is  understood  and agreed that the  obligation  of  Residential  Funding to so cure or purchase  any  Mortgage  Loan as to which a material and adverse  defect in or omission of a  constituent  document exists shall constitute the sole remedy respecting such defect or omission available to  Certificateholders  or the
Trustee on behalf of the Certificateholders or the Certificate Insurer.

         Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Company.

                  (a)      For  representations,  warranties  and  covenants  of the Master  Servicer,  see Section
2.03(a) of the Standard Terms.

                  (b)      The  Company  hereby  represents  and  warrants  to  the  Trustee  for  the  benefit  of
Certificateholders  and the Certificate  Insurer that as of the Closing Date (or, if otherwise  specified below, as of the date so specified):

                           (i)         No Mortgage  Loan is 30 or more days  Delinquent in payment of principal and interest as of the Cut-off  Date and no Mortgage  Loan has been so  Delinquent  more than once in the 12-month period prior to the Cut-off Date;

                           (ii)        The  information  set forth in  Exhibit  One  hereto  with  respect  to each
                  Mortgage  Loan or the  Mortgage  Loans,  as the case may be, is true and correct in all  material respects at the date or dates respecting which such information is furnished;

                           (iii)       The Mortgage Loans are  payment-option  adjustable-rate  mortgage loans with a negative  amortization  feature with Monthly  Payments  due,  with respect to a majority of the
                  Mortgage  Loans,  on the  first  day of each  month  and  terms to  maturity  at  origination  or modification of not more than 30 years;

                           (iv)        To  the  best  of  the  Company's  knowledge,  except  with  respect  to two
                  Mortgage Loans,  representing no more than 4.9% of the aggregate Stated Principal  Balance of the
                  Mortgage  Loans,  if a Mortgage  Loan is secured by a  Mortgaged  Property  with a  Loan-to-Value
                  Ratio at origination  in excess of 80%, such Mortgage Loan is the subject of a Primary  Insurance
                  Policy that  insures (a) at least 35% of the Stated  Principal  Balance of the  Mortgage  Loan at
                  origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  (b) at least 30% of the
                  Stated  Principal  Balance of the Mortgage  Loan at  origination  if the  Loan-to-Value  Ratio is between  95.00%  and  90.01%,  (c) at least 25% of such  balance  if the  Loan-to-Value  Ratio is between  90.00%  and 85.01% and (d) at least 12% of such  balance if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.  To the best of the Company's  knowledge,  each such Primary Insurance
                  Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                           (v)         The  issuers of the  Primary  Insurance  Policies  are  insurance  companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                           (vi)        No more  than  0.9% of the  Mortgage  Loans by  aggregate  Stated  Principal
                  Balance as of the Cut-off  Date are secured by Mortgaged  Properties  located in any one zip code area in  California,  and no more than 0.5% of the Mortgage Loans by aggregate  Stated  Principal
                  Balance as of the Cut-off  Date are secured by Mortgaged  Properties  located in any one zip code area outside California;

                           (vii)       The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under  the  National  Flood  Insurance  Act of  1968,  as  amended.  The  Mortgage  requires  the
                  Mortgagor  to  maintain  such  casualty  insurance  at  the  Mortgagor's   expense,  and  on  the
                  Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

                           (viii)      Immediately  prior to the  assignment of the Mortgage  Loans to the Trustee, the Company had good title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest (other than rights to servicing and related compensation)  and such  assignment  validly  transfers  ownership of the  Mortgage  Loans to the
                  Trustee free and clear of any pledge, lien, encumbrance or security interest;

                           (ix)        No more than 88.49% of the  Mortgage  Loans by  aggregate  Stated  Principal
                  Balance as of the Cut-off  Date were  underwritten  under a reduced loan  documentation  program, none of the Mortgage  Loans as of the Cut-off  Date were  underwritten  under a no-stated  income program,  and none of the  Mortgage  Loans as of the Cut-off  Date were  underwritten  under a no income/no asset program;

                           (x)         Except  with  respect  to no  more  than  5.9%  of  the  Mortgage  Loans  by aggregate  Stated  Principal  Balance as of the Cut-off Date,  the Mortgagor  represented  in its loan application  with respect to the related Mortgage Loan that the Mortgaged  Property would be owner-occupied;

                           (xi)        None of the Mortgage Loans is a Buy-Down Mortgage Loan;

                           (xii)       Each  Mortgage  Loan   constitutes  a  qualified   mortgage   under  Section
                  860G(a)(3)(A) of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5), (6),
                  (7) and (9) without reliance on the provisions of Treasury  Regulation Section  1.860G-2(a)(3) or
                  Treasury  Regulation  Section  1.860G-2(f)(2)  or any other provision that would allow a Mortgage
                  Loan  to  be  treated  as  a  "qualified  mortgage"  notwithstanding  its  failure  to  meet  the
                  requirements   of  Section   860G(a)(3)(A)   of  the  Code  and   Treasury   Regulation   Section
                  1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

                           (xiii)      A  policy  of  title  insurance  was  effective  as of the  closing  of each
                  Mortgage  Loan and is valid and  binding  and  remains  in full  force  and  effect,  unless  the
                  Mortgaged  Properties  are located in the State of Iowa and an  attorney's  certificate  has been provided as described in the Program Guide;

                           (xiv)       No Mortgage Loan is a Cooperative Loan;

                           (xv)        With  respect  to  each  Mortgage  Loan  originated  under  a  "streamlined"
                  Mortgage Loan program  (through  which no new or updated  appraisals of Mortgaged  Properties are obtained in connection with the  refinancing  thereof),  the related Seller has represented  that either (a) the value of the  related  Mortgaged  Property  as of the date the  Mortgage  Loan was originated  was not less than the appraised  value of such property at the time of origination of the refinanced  Mortgage Loan or (b) the Loan-to-Value  Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                           (xvi)       Interest  on each  Mortgage  Loan is  calculated  on the  basis of a 360-day year consisting of twelve 30-day months;

                           (xvii)      None  of  the  Mortgage  Loans  contain  in  the  related  Mortgage  File  a
                  Destroyed Mortgage Note;

                           (xviii)     None of the Mortgage Loans have been made to International Borrowers;

                           (xix)       No Mortgage  Loan  provides  for  payments  that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

                           (xx)        None of the Mortgage Loans are Additional  Collateral  Loans and none of the
                  Mortgage Loans are Pledged Asset Loans.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)  shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon  discovery by any of the Company,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the  Certificateholders  or the  Certificate  Insurer in any Mortgage Loan, the party  discovering such breach shall give prompt  written  notice to the other  parties  (any  Custodian  being so  obligated  under a
Custodial  Agreement);  provided,  however,  that in the event of a breach of the  representation  and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such  breach  shall give such  notice  within five days of discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the Company shall either (i) cure such breach in all  material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase
Price and in the manner set forth in Section  2.02;  provided  that the Company shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following  the Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions  by Residential  Funding.  It is understood  and agreed that the  obligation of the Company to cure such breach or to so purchase or substitute  for any  Mortgage  Loan as to which such a breach has  occurred  and is  continuing  shall  constitute  the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders or the Certificate Insurer.

         Section 2.04.

         Representations and Warranties of Sellers.

         The Company,  as assignee of  Residential  Funding under the Assignment  Agreement,  hereby assigns to the
Trustee for the benefit of  Certificateholders  and the Certificate Insurer all of its right, title and interest in respect of the Assignment  Agreement  applicable to a Mortgage Loan.  Insofar as the Assignment  Agreement  relates to the  representations  and  warranties  made by  Residential  Funding in respect  of such  Mortgage  Loan and any remedies  provided  thereunder  for any  breach of such  representations  and  warranties,  such  right,  title and interest  may be enforced  by the Master  Servicer  on behalf of the  Trustee  and the  Certificateholders  and the
Certificate  Insurer.  Upon the discovery by the Company,  the Master  Servicer,  the Trustee or the Custodian of a
breach of any of the representations  and warranties made in the Assignment  Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase  obligation  under the Assignment  Agreement)
in respect of any Mortgage Loan which materially and adversely affects the interests of the  Certificateholders  or the Certificate  Insurer in such Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (the Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer shall promptly  notify  Residential  Funding of such breach and request  that  Residential  Funding  either (i) cure such breach in all  material  respects  within 90 days from the date the Master  Servicer was notified of such breach or
(ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section
2.02;  provided that Residential  Funding shall have the option to substitute a Qualified  Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution  occurs within two years following the Closing Date;  provided that if the breach  would cause the  Mortgage  Loan to be other than a  "qualified  mortgage" as defined in Section
860G(a)(3)  of the Code,  any such cure,  repurchase  or  substitution  must occur within 90 days from the date the breach was  discovered.  If a breach of the Compliance  With Laws  Representation  has given rise to the obligation to repurchase or substitute a Mortgage  Loan  pursuant to Section 4 of the  Assignment  Agreement,  then the Master
Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided  in the  preceding  sentence,  an amount  equal to any  liability,  penalty or expense  that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach, or if incurred and paid by the Trust Fund thereafter,  concurrently  with such payment.  In the event that Residential
Funding  elects to substitute a Qualified  Substitute  Mortgage Loan or Loans for a Deleted  Mortgage Loan pursuant to this Section  2.04,  Residential  Funding  shall  deliver to the Trustee or the Custodian for the benefit of the
Certificateholders  and the Certificate  Insurer with respect to such Qualified  Substitute Mortgage Loan or Loans, the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable form, if required  pursuant to Section 2.01, and such other  documents and  agreements as are required by Section 2.01,  with the Mortgage Note endorsed as required by Section 2.01. No  substitution  will be made in any calendar month after the  Determination
Date for such month.  Monthly  Payments  due with respect to Qualified  Substitute  Mortgage  Loans in the month of substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer  and remitted by the
Master Servicer to Residential  Funding on the next succeeding  Distribution  Date. For the month of  substitution, distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted Mortgage Loan for such month and  thereafter  Residential  Funding  shall be entitled  to retain all  amounts  received in respect of such
Deleted  Mortgage  Loan. The Master  Servicer  shall amend or cause to be amended the Mortgage Loan Schedule,  and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount  Fractions,  for the benefit of the  Certificateholders  and the Certificate  Insurer to reflect the removal of such Deleted  Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer shall deliver the amended
Mortgage Loan Schedule,  and, if the Deleted  Mortgage Loan was a Discount  Mortgage Loan, the amended  Schedule of
Discount  Fractions,  to the Trustee.  Upon such  substitution,  the  Qualified  Substitute  Mortgage Loan or Loans
shall  be  subject  to the  terms  of this  Agreement  and the  related  Subservicing  Agreement  in all  respects,
Residential  Funding shall be deemed to have made the  representations and warranties with respect to the Qualified
Substitute  Mortgage Loan contained in the related  Assignment  Agreement,  and the Company and the Master Servicer
shall be deemed to have made with respect to any Qualified  Substitute  Mortgage  Loan or Loans,  as of the date of substitution,  the  covenants,  representations  and  warranties  set forth in this Section  2.04,  in Section 2.03 hereof and in Section 4 of the Assignment  Agreement,  and the Master  Servicer shall be obligated to repurchase or substitute  for any  Qualified  Substitute  Mortgage  Loan as to  which  a  Repurchase  Event  (as  defined  in the
Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the Master  Servicer will determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding shall give  notice in writing to the Trustee of such event,  which  notice  shall be  accompanied  by an  Officers'
Certificate as to the  calculation of such shortfall and (subject to Section  10.01(f)) by an Opinion of Counsel to the effect that such  substitution  will not cause (a) any  federal tax to be imposed on the Trust Fund,  including without  limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under Section  860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or purchase, or to  substitute  for, a Mortgage  Loan as to which such a breach has occurred and is  continuing  and to make any additional  payments  required under the Assignment  Agreement in connection  with a breach of the Compliance  With
Laws  Representation  shall constitute the sole remedy  respecting such breach available to the  Certificateholders or the Trustee on behalf of  Certificateholders.  If the Master Servicer is Residential  Funding,  then the Trustee shall also have the right to give the  notification  and require the purchase or  substitution  provided for in the second  preceding  paragraph  in the event of such a breach of a  representation  or warranty  made by  Residential
Funding in the  Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage
Loan by Residential  Funding,  the Trustee shall assign to Residential  Funding all of the Trustee's  right,  title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

         Section 2.05.     Execution  and  Authentication  of  Certificates/Issuance  of  Certificates  Evidencing
Interests in REMICs.

         The Trustee  acknowledges  the  assignment  to it of the  Mortgage  Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all  other  assets  included  in the  Trust  Fund  and/or  the  applicable  REMIC,  receipt  of which is  hereby acknowledged.  Concurrently  with such  delivery and in exchange  therefor,  the  Trustee,  pursuant to the written request of the Company  executed by an officer of the  Company,  has executed  and caused to be  authenticated  and delivered  to or upon the order of the  Company  the Class R-I  Certificates  in  authorized  denominations  which, together  with the REMIC I Regular  Interests,  evidence  the  beneficial  interest  in REMIC I, and the Class R-II
Certificates  in  authorized  denominations  which,  together  with the REMIC II Regular  Interests,  evidence  the beneficial interest in REMIC II.

         Section 2.06.     Conveyance  of REMIC I Regular  Interests  and  REMIC II  Regular  Interests  SB-IO and
SB-PO; Acceptance by the Trustee.

         The Company,  as of the Closing  Date,  and  concurrently  with the execution  and delivery  hereof,  does hereby  assign  without  recourse  all the right,  title and  interest of the Company in and to the REMIC I Regular
Interests  to the Trustee for the  benefit of the Holders of each Class of  Certificates  (other than the Class R-I
Certificates)  and the REMIC II Regular  Interests SB-IO and SB-PO to the Trustee for the benefit of the Holders of the  Class SB  Certificates  and the  Class R-X  Certificates.  The  Trustee  acknowledges  receipt  of the REMIC I
Regular  Interests  and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates  (other than the Class R-I  Certificates).  The rights of the Holders of each Class of  Certificates  (other  than the Class R-I  Certificates)  to receive  distributions from the proceeds of REMIC II and the Holders of the Class SB  Certificates  and Class R-X  Certificates to receive distributions  from the  proceeds  of REMIC III in respect of such  Classes,  and all  ownership  interests  of the
Holders of such Classes in such distributions, shall be as set forth in this Agreement.

         Section 2.07.     Issuance of Certificates Evidencing Interest in REMIC II and REMIC III.

         The Trustee  acknowledges  the assignment to it of the REMIC I Regular  Interests and the REMIC II Regular
Interests SB-IO and SB-PO, and,  concurrently  therewith and in exchange therefor,  pursuant to the written request of the Company executed by an officer of the Company,  the Trustee has executed and caused to be authenticated  and delivered  to or  upon  the  order  of the  Company,  all  Classes  of  Certificates  (other  than  the  Class  R-I
Certificates,  the Class R-X Certificates and Class SB Certificates) in authorized  denominations,  which, together with the REMIC II Regular Interests SB-IO and SB-PO,  evidence the beneficial  interest in the entire REMIC II, and the Class SB Certificates and Class R-X  Certificates  which evidence the beneficial  interests in the entire REMIC
III.

         Section 2.08.     Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms.)

         Section 2.09.     Agreement Regarding Ability to Disclose.

         The Company,  the Master  Servicer and the Trustee  hereby  agree,  notwithstanding  any other  express or
implied  agreement  to  the  contrary,   that  any  and  all  Persons,  and  any  of  their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure" are defined under Treasury Regulation § 1.6011-4(c).

                                                    ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

         Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of
                           Subservicers' and Sellers' Obligations.  (See Section 3.02 of the Standard Terms)

         Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)

         Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

         Section 3.05      No Contractual Relationship Between Subservicer and Trustee or Certificateholders.
                           (See Section 3.05 of the Standard Terms)

         Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.  (See Section 3.06 of
                           the Standard Terms)

         Section 3.07      Collection of Certain Mortgage Loan Payments; Deposit to Custodial Account.

         (a)               (See Section 3.07(a) of the Standard Terms)

         (b)      The  Master  Servicer  shall  establish  and  maintain  a  Custodial  Account in which the Master
Servicer  shall  deposit or cause to be  deposited  on a daily basis,  except as  otherwise  specifically  provided herein,  the  following  payments  and  collections  remitted by  Subservicers  or received by it in respect of the
Mortgage  Loans  subsequent  to the Cut-off Date (other than in respect of  principal  and interest on the Mortgage
Loans due on or before the Cut-off Date):

                  (i)      All  payments  on  account  of  principal,   including  Principal  Prepayments  made  by
         Mortgagors on the Mortgage  Loans and the  principal  component of any  Subservicer  Advance or of any REO
         Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (ii)     All  payments on account of  interest  at the  Adjusted  Mortgage  Rate on the  Mortgage
         Loans,  including Buydown Funds, if any, and the interest  component of any Subservicer  Advance or of any
         REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance Proceeds,  Subsequent  Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

                  (iv)     All proceeds of any Mortgage Loans  purchased  pursuant to Section 2.02,  2.03,  2.04 or
         4.07 (including  amounts received from Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the Compliance With Laws  Representation  and all amounts  required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                  (v)      Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

                  (vi)     All  amounts  transferred  from the  Certificate  Account  to the  Custodial  Account in
         accordance with Section 4.02(a);

                  (vii)    Any amounts  realized by the  Subservicer and received by the Master Servicer in respect of any Additional Collateral;

                  (viii)   Any amounts received by the Master Servicer in respect of Pledged Assets; and

                  (ix)     Any amounts  received by the Master Servicer in connection  with any Prepayment  Charges on the Prepayment Charge Loans.

         The foregoing  requirements for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off Date) and payments or  collections in the nature of late payment  charges or assumption  fees may but need not be  deposited  by the  Master  Servicer  in the  Custodial  Account.  In the event any  amount not required to be deposited in the  Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any  provision  herein to the contrary  notwithstanding.  The  Custodial
Account may contain  funds that belong to one or more trust funds  created for mortgage  pass-through  certificates of other  series and may  contain  other  funds  respecting  payments on  Mortgage  Loans  belonging  to the Master
Servicer or  serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling  of funds, the Master Servicer shall keep records that accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections  2.02,  2.03,  2.04 and 4.07 received in any calendar  month,  the Master
Servicer  may elect to treat such amounts as included in the  Available  Distribution  Amount for the  Distribution
Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

         (c)               (See Section 3.07(c) of the Standard Terms)

         (d)               (See Section 3.07(d) of the Standard Terms)

         (e)      Notwithstanding  Section  3.07(a),  The Master  Servicer shall not waive (or permit a Subservicer to waive) any  Prepayment  Charge  unless:  (i) the  enforceability  thereof shall have been limited by bankruptcy, insolvency,  moratorium,  receivership  and other similar laws relating to creditors'  rights  generally,  (ii) the enforcement  thereof  is  illegal,  or any local,  state or  federal  agency  has  threatened  legal  action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to acceleration in connection  with a  foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary  in servicing  similar  Mortgage Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable  judgment of the Master Servicer,  maximize  recovery of total proceeds taking into account the value of such  Prepayment  Charge and the related  Mortgage  Loan. In no event will the Master  Servicer  waive a Prepayment
Charge in  connection  with a  refinancing  of a Mortgage  Loan that is not  related  to a default or a  reasonably foreseeable  default.  If a Prepayment Charge is waived, but does not meet the standards  described above, then the
Master Servicer is required to deposit into the Custodial  Account the amount of such waived  Prepayment  Charge at the time that the amount  prepaid on the  related  Mortgage  Loan is required to be  deposited  into the  Custodial
Account.  Notwithstanding  any other  provisions of this  Agreement,  any payments  made by the Master  Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust
Fund and not part of any REMIC.

         Section 3.08.     Subservicing Accounts; Servicing Accounts   (See Section 3.08 of the Standard Terms)

         Section 3.09.     Access to Certain  Documentation  and  Information  Regarding  the  Mortgage  Loans (See
                           Section 3.09 of the Standard Terms)

         Section 3.10.     Permitted Withdrawals from the Custodial Account     (See  Section  3.10 of the Standard
                           Terms)

         Section 3.11.     Maintenance  of the Primary  Insurance  Policies;  Collections  Thereunder  (See Section
                           3.11 of the Standard Terms)

         Section 3.12.     Maintenance of Fire  Insurance and Omissions and Fidelity  Coverage (See Section 3.12 of
                           the Standard Terms)

         Section 3.13.     Enforcement of Due-on-Sale  Clauses;  Assumption and Modification  Agreements;  Certain
                           Assignments      (See Section 3.13 of the Standard Terms)

         Section 3.14.     Realization Upon Defaulted Mortgage Loans (See Section 3.14 of the Standard Terms)

         Section 3.15.     Trustee to  Cooperate;  Release of  Mortgage  Files (See  Section  3.15 of the  Standard
                           Terms)

         Section 3.16.     Servicing and Other Compensation; Compensating Interest

                  (a)      (See Section 3.16(a) of the Standard Terms)

                  (b)      Additional  servicing  compensation  in  the  form  of  assumption  fees,  late  payment charges,  investment  income on amounts in the Custodial  Account or the Certificate  Account or otherwise
         (but not including  Prepayment  Charges)  shall be retained by the Master  Servicer or the  Subservicer to the extent provided herein,  subject to clause (e) below.  Prepayment  charges shall be deposited into the
         Certificate  Account  and  shall  be  paid on  each  Distribution  Date to the  Holders  of the  Class  SB
         Certificates.

                  (c)      (See Section 3.16(c) of the Standard Terms)

                  (d)      (See Section 3.16(d) of the Standard Terms)

                  (e)      (See Section 3.16(e) of the Standard Terms)

         Section 3.17.     Reports to the Trustee and the Company      (See Section 3.17 of the Standard Terms)

         Section 3.18.     Annual Statement as to Compliance

         The Master Servicer will deliver to the Company,  the Certificate  Insurer,  if any, and the Trustee on or
before  the  earlier  of (a)  March 31 of each year or (b) with  respect  to any  calendar  year  during  which the
Company's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations  of the  Commission,  the date on which  the  annual  report on Form  10-K is  required  to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission,  (i) a servicing  assessment as described in Section 4.03(f)(ii) and (ii) a servicer compliance  statement,  signed by an authorized officer of the
Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

                  (A)      A review of the Master  Servicer's  activities  during the  reporting  period and of its performance under this Agreement has been made under such officer's supervision.

                  (B)      To the best of such officer's  knowledge,  based on such review, the Master Servicer has fulfilled all of its  obligations  under this Agreement in all material  respects  throughout the reporting  period or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1122 and Item 1123 of
Regulation AB to the extent  required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such  certifications  shall not be a breach of the Master  Servicer's  duties hereunder if any such party fails to deliver such a certification.

         Section 3.19.     Annual Independent Public Accountants' Servicing Report

         On or before the  earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during which the  Company's  annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the Commission,  the Master Servicer at its  expense  shall  cause a firm of  independent  public  accountants,  which  shall be  members  of the  American
Institute of Certified Public  Accountants,  to furnish to the Company,  the Certificate  Insurer,  if any, and the
Trustee the attestation  required under Item 1122(b) of Regulation AB. In rendering such  statement,  such firm may rely,  as to  matters  relating  to the  direct  servicing  of  mortgage  loans by  Subservicers,  upon  comparable statements  for  examinations  conducted  by  independent  public  accountants  substantially  in  accordance  with standards  established by the American Institute of Certified Public Accountants  (rendered within one year of such statement) with respect to such Subservicers.

         Section 3.20.     Rights of the Company in Respect of the Master Servicer      (See Section 3.20 of the
                           Standard Terms)

         Section 3.21.     Administration of Buydown Funds    (See Section 3.21 of the Standard Terms)

         Section 3.22      Advance Facility (See Section 3.22 of the Standard Terms)

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account.  (See Section 4.01 of the Standard Terms.)

         Section 4.02.     Distributions.

                  (a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)
shall  allocate  and  distribute  the  Available  Distribution  Amount to the extent on deposit in the  Certificate
Account for such date to the  interests  issued in respect of REMIC I, REMIC II and REMIC III as  specified in this
Section;  provided,  however,  that on each Distribution Date, prior to making any other distributions  referred to in this Section 4.02, the Trustee shall withdraw from the Certificate  Account and pay to the Certificate  Insurer,
by wire transfer of immediately  available  funds to the  Certificate  Insurer  Account,  the  Certificate  Insurer
Premium for such Distribution Date.

                  (b)      (1)      On  each  Distribution   Date,  the  REMIC  I  Distribution   Amount  shall  be
distributed  by REMIC I to REMIC II on  account  of the  REMIC I  Regular  Interests  in the  amounts  and with the priorities set forth in the definition thereof.

                           (2)      Notwithstanding  the distributions on the REMIC I Regular  Interests  described in this Section 4.02(b),  distribution of funds from the Certificate  Account shall be made only in accordance with
Section 4.02(c).

                  (c)      On each  Distribution  Date (x) the Master  Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall distribute to each  Certificateholder of record on the next preceding
Record Date  (other than as provided in Section  9.01 of the  Standard  Terms  respecting  the final  distribution)
either in immediately  available funds (by wire transfer or otherwise) to the account of such  Certificateholder at a bank or other entity  having  appropriate  facilities  therefor,  if such  Certificateholder  has so notified the
Master  Servicer or the Paying  Agent,  as the case may be, or, if such  Certificateholder  has not so notified the
Master  Servicer or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate  Register such  Certificateholder's  share (which share with respect to each  Class  of  Certificates,  shall  be  based  on the  aggregate  of the  Percentage  Interests  represented  by
Certificates of the applicable  Class held by such Holder of the following  amounts),  in the order of priority set forth  below,  in each case to the  extent of the  Available  Distribution  Amount on  deposit  in the  Certificate
Account  (except,  with respect to clause  (viii)(B)  below, to the extent of Prepayment  Charges on deposit in the
Certificate  Account).  Distributions  of amounts received under the Yield  Maintenance  Agreements will be made in accordance with Section 4.09, and  distributions of amounts  received under the Certificate  Policy will be made in accordance with Section 4.10.

                           (i)         The Interest Distribution Amount, sequentially:

                                    (A)     first,  to the  Class  A-1,  Class  A-2  and  Class  A-3  Certificates,
                  Accrued   Certificate   Interest  due  thereon  for  such  Distribution  Date  plus  any  Accrued
                  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution  Date,  together with interest thereon at the related  Pass-Through Rate in effect for such Distribution  Date, on a pro rata basis in accordance  with the Accrued  Certificate  Interest and any interest  thereon due to each such class;

                                    (B)     second,  to the  Certificate  Insurer,  reimbursement  for any  Insured
                  Payments made with respect to interest;

                                    (C)     third,  to the Class M-1  Certificates,  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (D)     fourth,  to the Class M-2  Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (E)     fifth, to the Class M-3 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution  Date plus any related  Accrued  Certificate  Interest due thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (F)     sixth,  to the Class M-4  Certificates,  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (G)     seventh,  to the Class M-5 Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                           (ii)        to the Class A Certificateholders,  the Class M Certificateholders  from the amount,  if any, of Available  Distribution  Amount remaining after the foregoing  distributions, the  Principal  Distribution  Amount,  which amount shall be allocated in the manner and priority set forth in Section 4.02(d),  until the aggregate  Certificate  Principal  Balance of each Class of  Class A  Certificates,  Class  M  Certificates  and the  applicable  amounts  payable  to the
                  Certificate Insurer has been reduced to zero;

                           (iii)       to the  Certificate  Insurer  from the  amount,  if any, of Excess Cash Flow after the foregoing distributions, the amount of any unpaid Certificate Insurer Premiums;

                           (iv)        to the  Class A  Certificateholders,  Class M  Certificateholders  from  the amount,  if any, of Excess Cash Flow remaining after the foregoing  distributions,  the amount of any  related  Prepayment  Interest  Shortfalls  with  respect  to the  Mortgage  Loans  for  that
                  Distribution  Date,  to the extent not  covered by  Compensating  Interest  on such  Distribution
                  Date,  which  amount  shall  be  allocated  to  the  Class  A  Certificateholders   and  Class  M
                  Certificateholders  on a pro rata basis,  based on the amount of Prepayment  Interest  Shortfalls allocated thereto for such Distribution Date;

                           (v)         to the Class A Certificateholders  and Class M  Certificateholders  from the amount,  if any, of Excess Cash Flow remaining after the foregoing  distributions,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto remaining unpaid from prior  Distribution
                  Dates  together  with  interest  thereon  at the  related  Pass-Through  Rate in effect  for such
                  Distribution  Date, which amount shall be allocated to the Class A  Certificateholders  and Class
                  M  Certificateholders  on a pro rata basis, based on the amount of Prepayment Interest Shortfalls remaining unpaid;

                           (vi)        to  the  Holders  of  the  Class  A   Certificates,   pro  rata,   and  then
                  sequentially   to  the   Class   M-1,   Class   M-2,   Class   M-3,   Class  M-4  and  Class  M-5
                  Certificateholders,  in that order,  any Interest  Carryforward  Amounts  allocated  thereto that remain unreimbursed;

                           (vii)       to the Class A  Certificates  and Class M Certificates  from the amount,  if any, of Excess Cash Flow  remaining  after the  foregoing  distributions  the amount of any Basis
                  Risk  Shortfall on such  Certificates,  which amount  shall be  allocated  first,  to the Class A
                  Certificates  on a pro rata  basis,  based on their  respective  Basis  Risk  Shortfall  for such
                  Distribution  Date,  and then,  sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4
                  and Class M-5 Certificateholders, in that order;

                           (viii)      to pay the  Holders of the Class A and Class M  Certificates,  on a pro rata basis,  based on Relief Act Shortfalls  allocated thereto for such Distribution  Date, the amount of any Relief Act  Shortfalls  allocated  thereto  with  respect to the  Mortgage  Loans for such
                  Distribution Date,

                           (ix)        to the Class M  Certificateholders,  the  principal  portion of any Realized
                  Losses  previously  allocated to those  Certificates  and  remaining  unreimbursed,  which amount shall be allocated  sequentially,  to the Class M-1,  Class M-2,  Class M-3,  Class M-4 and Class
                  M-5 Certificateholders, in that order;

                           (x)         to  the  Class  SB  Certificates,  (A)  from  the  amount,  if  any,  of the
                  Available  Distribution  Amount  remaining  after  the  foregoing  distributions,  the sum of (I)
                  Accrued  Certificate  Interest thereon,  (II) the amount of any  Overcollateralization  Reduction
                  Amount for such  Distribution  Date and (III) for any  Distribution  Date  after the  Certificate
                  Principal  Balance of each Class A Certificate  and Class M Certificate has been reduced to zero, the  Overcollateralization  Amount, and (B) from prepayment charges on deposit in the Certificate
                  Account,  any prepayment  charges  received on the Mortgage  Loans during the related  Prepayment
                  Period.

                           (xi)        to the Class R  Certificateholders,  the balance,  if any, of the  Available
                  Distribution Amount.

         All payments of amounts in respect of Basis Risk Shortfalls made pursuant to Section  4.02(c)(vii)  shall, for federal  income tax purposes,  be deemed to have been  distributed  from REMIC II to REMIC III as Holder of the
REMIC II Regular  Interests  SB-IO and SB-PO,  and from  REMIC III to the Holder of the Class SB  Certificates  and
then paid outside of any REMIC to the recipients  thereof  pursuant to an interest rate cap contract.  By accepting their  Certificates  the Holders of the  Certificates  agree to treat such payments in the manner  described in the preceding sentence for purposes of filing their income tax returns.

                  (d)      The Principal  Distribution  Amount  payable to the Class A  Certificateholders  and the
Class M Certificateholders shall be distributed as follows:

                           (i)         first,  the  Class A  Principal  Distribution  Amount  shall be  distributed concurrently,  on a pro rata basis in  accordance  with their  respective  Certificate  Principal
                  Balances,  to the  Class  A-1,  Class  A-2 and Class  A-3  Certificates,  until  the  Certificate
                  Principal Balances thereof have been reduced to zero;

                           (ii)        second, to the Certificate  Insurer,  reimbursement for any Insured Payments made with respect to principal;

                           (iii)       third, the Class M-1 Principal  Distribution  Amount shall be distributed to the Class M-1 Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;

                           (iv)        fourth,  the Class M-2 Principal  Distribution  Amount shall be  distributed to the Class M-2 Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;

                           (v)         fifth, the Class M-3 Principal  Distribution  Amount shall be distributed to the Class M-3 Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero; and

                           (vi)        sixth, the Class M-4 Principal  Distribution  Amount shall be distributed to the Class M-4 Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero.

                  (e)      Notwithstanding   the  foregoing  clauses  (c)  and  (d),  upon  the  reduction  of  the
Certificate  Principal  Balance of a Class of Class A Certificates  or Class M Certificates  to zero, such Class of
Certificates  will  not be  entitled  to  further  distributions  pursuant  to  Section  4.02,  including,  without limitation,  the payment of current and unreimbursed  Prepayment  Interest  Shortfalls pursuant to clauses (c)(iii)
and (iv) and Basis Risk Shortfall pursuant to clause (c)(vi).

                  (f)      Each  distribution  with  respect  to a  Book-Entry  Certificate  shall  be  paid to the
Depository,  as Holder  thereof,  and the Depository  shall be solely  responsible for crediting the amount of such distribution  to the  accounts of its  Depository  Participants  in  accordance  with its normal  procedures.  Each
Depository  Participant  shall be responsible  for disbursing such  distribution to the Certificate  Owners that it represents  and to each indirect  participating  brokerage  firm (a  "brokerage  firm") for which it acts as agent.
Each brokerage firm shall be responsible for disbursing  funds to the Certificate  Owners that it represents.  None of the  Trustee,  the  Certificate  Registrar,  the Company or the Master  Servicer  shall have any  responsibility therefor.

                  (g)      Except as  otherwise  provided  in Section  9.01 of the  Standard  Terms,  if the Master
Servicer  anticipates that a final  distribution with respect to any Class of Certificates will be made on a future
Distribution  Date, the Master Servicer shall, no later than 40 days prior to such final  Distribution Date, notify the  Trustee  and the Trustee  shall,  not  earlier  than the 15th day and not later than the 25th day of the month next preceding the month of such final  distribution,  distribute,  or cause to be  distributed,  to each Holder of such Class of  Certificates a notice to the effect that: (i) the Trustee  anticipates  that the final  distribution with respect to such Class of Certificates  will be made on such  Distribution  Date but only upon presentation and surrender  of such  Certificates  at the  office of the  Trustee or as  otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates  from and after the end of the related Interest Accrual Period.  In the event that  Certificateholders  required  to  surrender  their  Certificates  pursuant  to  Section  9.01(c) of the
Standard  Terms do not  surrender  their  Certificates  for final  cancellation,  the  Trustee  shall  cause  funds distributable  with respect to such  Certificates  to be withdrawn from the  Certificate  Account and credited to a separate escrow account for the benefit of such  Certificateholders  as provided in Section 9.01(d) of the Standard
Terms.

                  (h)      On the initial  Distribution  Date,  Basis Risk  Shortfall  amounts  with respect to the initial  Distribution  Date,  if any,  will be  paid  to the  Holders  of the  Class  A  Certificates  and  Class M
Certificates, pro rata, based on the amount of Basis Risk Shortfalls for such Classes.

         Section 4.03.     Statements  to  Certificateholders;  Statements  to the Rating  Agencies;  Exchange Act
Reporting.

                  (a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with respect to each  Distribution  Date the Master  Servicer  shall forward to the Trustee and the Trustee shall either forward by mail or make  available to each  Holder,  the  Certificate  Insurer,  if any,  and the Company,  via the
Trustee's  internet website,  a statement (and at its option,  any additional files containing the same information in an alternative  format) setting forth  information as to each Class of  Certificates,  the Mortgage Pool and, if the  Mortgage  Pool is  comprised  of two or more Loan  Groups,  each Loan Group,  to the extent  applicable.  This statement will include the  information  set forth in Exhibit 2 of this  Agreement.  The Trustee shall mail to each
Holder  that  requests a paper copy by  telephone  a paper copy via first  class  mail.  The Trustee may modify the distribution  procedures set forth in this Section  provided that such  procedures  are no less  convenient for the
Certificateholders.  The Trustee shall  provide  prior  notification  to the Company,  the Master  Servicer and the
Certificateholders  regarding  any such  modification.  In  addition,  the  Master  Servicer  shall  provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon reasonable  request,  such additional information as is reasonably  obtainable by the Master  Servicer at no additional  expense to the Master  Servicer.
Also,  at the  request of a Rating  Agency,  the Master  Servicer  shall  provide the  information  relating to the
Reportable  Modified  Mortgage Loans  substantially  in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

                  (b)      (See Section 4.03(b) of the Standard Terms.)

                  (c)      (See Section 4.03(c) of the Standard Terms.)

                  (d)      (See Section 4.03(d) of the Standard Terms.)

                  (e)      (See Section 4.03(e) of the Standard Terms.)

                  (f)      (See Section 4.03(f) of the Standard Terms.)

                  (g)      (See Section 4.03(g) of the Standard Terms.)

                  (h)      (See Section 4.03(h) of the Standard Terms.)

                  (i)      (See Section 4.03(i) of the Standard Terms.)

         Section 4.04.     Distribution  of  Reports  to the  Trustee  and the  Company;  Advances  by the  Master
Servicer.

                  (a)      Prior to the close of business on the  Determination  Date,  the Master  Servicer  shall furnish a written  statement to the Trustee,  any Paying Agent and the Company (the  information  in such statement to be made available to the Certificate Insurer and  Certificateholders  by the Master Servicer on request) setting forth (i) the Available  Distribution  Amount, (ii) the amounts required to be withdrawn from the Custodial Account and  deposited  into the  Certificate  Account on the  immediately  succeeding  Certificate  Account  Deposit  Date pursuant to clause (iii) of Section  4.01(a),  (iii) the Certificate  Insurer  Premium,  if any, (iv) if the Master
Servicer  determines  that the  Deficiency  Amount  for such  Distribution  Date is greater  than zero,  the amount necessary  to  complete  the notice in the form of  Exhibit A to the  Policy  (the  "Notice");  and (v)  Cumulative
Insurance  Payments.  The  determination  by the Master  Servicer of such amounts shall,  in the absence of obvious error,  be  presumptively  deemed to be correct for all purposes  hereunder  and the Trustee  shall be protected in relying upon the same without any independent check or verification.

                  (b)      On or before 2:00 P.M.  New York time on each  Certificate  Account  Deposit  Date,  the
Master  Servicer  shall  either (i)  deposit in the  Certificate  Account  from its own  funds,  or funds  received therefor  from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate  amount equal to the  aggregate  amount of Monthly
Payments (with each interest  portion thereof  adjusted to the Net Mortgage  Rate),  less the amount of any related
Servicing  Modifications,  Debt Service  Reductions or reductions  in the amount of interest  collectable  from the
Mortgagor pursuant to the Servicemembers  Civil Relief Act, as amended,  or similar legislation or regulations then in effect,  on the Outstanding  Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related  Determination  Date;  provided  that no Advance  shall be made if it would be a Nonrecoverable  Advance;  and provided,  further,  that the Monthly Payment for purposes of this Section
4.04 shall  mean  the  minimum  monthly  payment  due  under  the  Mortgage  Note,  net of the  Servicing  Fee  and
Subservicing  Fee, (ii) withdraw  from amounts on deposit in the Custodial  Account and deposit in the  Certificate
Account all or a portion of the Amount Held for Future  Distribution  in  discharge of any such  Advance,  or (iii)
make advances in the form of any combination of (i) and (ii)  aggregating  the amount of such Advance.  Any portion of the Amount  Held for Future  Distribution  so used shall be  replaced  by the Master  Servicer by deposit in the
Certificate  Account on or before 11:00 A.M. New York time on any future  Certificate  Account  Deposit Date to the extent that funds  attributable  to the Mortgage  Loans that are available in the Custodial  Account for deposit in
the   Certificate   Account  on  such   Certificate   Account   Deposit  Date  shall  be  less  than   payments  to
Certificateholders  required to be made on the following  Distribution  Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer  as described in Section  3.07(b) that has been deposited in the Custodial
Account on or before such  Distribution  Date as part of the Advance made by the Master  Servicer  pursuant to this
Section 4.04. The amount of any  reimbursement  pursuant to Section  4.02(a) in respect of outstanding  Advances on any  Distribution  Date shall be  allocated  to specific  Monthly  Payments  due but  delinquent  for  previous Due
Periods,  which  allocation  shall be made,  to the  extent  practicable,  to  Monthly  Payments  which  have  been delinquent for the longest period of time. Such  allocations  shall be conclusive for purposes of  reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed
Advance,  if made,  would constitute a Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Master Servicer delivered to the Company and the Trustee.

         If the Master Servicer  determines as of the Business Day preceding any  Certificate  Account Deposit Date that it will be unable to deposit in the  Certificate  Account an amount  equal to the Advance  required to be made for the immediately  succeeding  Distribution Date, it shall give notice to the Trustee of its inability to advance
(such notice may be given by telecopy),  not later than 3:00 P.M., New York time, on such Business Day,  specifying the  portion of such  amount that it will be unable to  deposit.  Not later than 3:00 P.M.,  New York time,  on the
Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been  notified in writing (by  telecopy)  that the Master  Servicer  shall have  directly or  indirectly deposited in the  Certificate  Account  such  portion of the amount of the Advance as to which the Master  Servicer shall have given notice  pursuant to the preceding  sentence,  pursuant to Section  7.01,  (a) terminate all of the rights and  obligations of the Master  Servicer under this Agreement in accordance with Section 7.01 and (b) assume the  rights  and  obligations  of the  Master  Servicer  hereunder,  including  the  obligation  to  deposit in the
Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The Trustee  shall  deposit  all funds it receives  pursuant  to this  Section  4.04 into the  Certificate
Account.

         Section 4.05.     Allocation of Realized Losses.

                  (a)      Prior to each  Distribution  Date, the Master  Servicer shall determine the total amount of Realized  Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt Service
Reduction,  Deficient  Valuation or REO Disposition that occurred during the related  Prepayment  Period or, in the case of a Servicing  Modification  that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest  portion of the Monthly Payment due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses on
the Mortgage Loans shall be allocated as follows:

         first,  to the  Excess  Cash Flow as part of the  Principal  Distribution  Amount as  provided  in Section
4.02(c), to the extent of the Excess Cash Flow for such Distribution Date,

         second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

         third, to the Class M-5  Certificates,  first, in reduction of the related  Interest  Carryforward  Amount
(without  taking  into  account  interest  payable  thereon),  if any,  outstanding  with  respect to the Class M-5
Certificates,  and  second,  to the  Certificate  Principal  Balance  of the  Class  M-5  Certificates,  until  the
Certificate Principal Balance thereof has been reduced to zero;

         fourth, to the Class M-4  Certificates,  first, in reduction of the related Interest  Carryforward  Amount
(without  taking  into  account  interest  payable  thereon),  if any,  outstanding  with  respect to the Class M-4
Certificates,  and  second,  to the  Certificate  Principal  Balance  of the  Class  M-4  Certificates,  until  the
Certificate Principal Balance thereof has been reduced to zero;

         fifth, to the Class M-3  Certificates,  first, in reduction of the related  Interest  Carryforward  Amount
(without  taking  into  account  interest  payable  thereon),  if any,  outstanding  with  respect to the Class M-3
Certificates,  and  second,  to the  Certificate  Principal  Balance  of the  Class  M-3  Certificates,  until  the
Certificate Principal Balance thereof has been reduced to zero;

         sixth, to the Class M-2  Certificates,  first, in reduction of the related  Interest  Carryforward  Amount
(without  taking  into  account  interest  payable  thereon),  if  any,  outstanding  with  respect  to  Class  M-2
Certificates,  and second, to the Certificate  Principal  Balance of Class M-2 Certificates,  until the Certificate
Principal Balance thereof has been reduced to zero;

         seventh,  to the Class M-1 Certificates,  first, in reduction of the related Interest  Carryforward Amount
(without  taking  into  account  interest  payable  thereon),  if  any,  outstanding  with  respect  to  Class  M-1
Certificates,  and second, to the Certificate  Principal  Balance of Class M-1 Certificates,  until the Certificate
Principal Balance thereof has been reduced to zero;

         eight, to the Class A-3  Certificates,  first, in reduction of the related  Interest  Carryforward  Amount
(without  taking  into  account  interest  payable  thereon),  if  any,  outstanding  with  respect  to  Class  A-3
Certificates,  and second, to the Certificate  Principal  Balance of Class A-3 Certificates,  until the Certificate
Principal Balance thereof has been reduced to zero; and

         ninth, to the Class A-2  Certificates,  first, in reduction of the related  Interest  Carryforward  Amount
(without  taking  into  account  interest  payable  thereon),  if  any,  outstanding  with  respect  to  Class  A-2
Certificates,  and second, to the Certificate  Principal  Balance of Class A-2 Certificates,  until the Certificate
Principal Balance thereof has been reduced to zero.

                  (b)      Any  allocation  of the  principal  portion of Realized  Losses (other than Debt Service
Reductions) to the Class M Certificates on any  Distribution  Date shall be made first, in reduction of the related
Interest  Carryforward  Amount (without taking into account interest payable thereon),  if any, that is outstanding with respect to such Class of Certificates,  and second,  by reducing the Certificate  Principal Balance thereof by the amount so allocated,  which  allocation shall be deemed to have occurred on such  Distribution  Date, until the
Certificate  Principal Balance thereof has been reduced to zero; provided,  that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the Certificates  below the aggregate Stated Principal Balance of the
Mortgage  Loans.  Allocations of the interest  portions of Realized  Losses (other than any interest rate reduction resulting from a Servicing  Modification)  to any Class of Class M Certificates on any  Distribution  Date shall be made by operation of the definition of "Accrued  Certificate  Interest" for each Class for such Distribution  Date.
Allocations  of the interest  portion of a Realized Loss  resulting  from an interest rate  reduction in connection with a  Servicing  Modification  shall be made by  operation  of the  priority  of  payment  provisions  of Section
4.02(c).  All  Realized  Losses  and all  other  losses  allocated  to a Class of  Certificates  hereunder  will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  (c)      Realized Losses shall be allocated among the REMIC I Regular  Interests  pursuant to the definition of REMIC I Realized Losses.

                  (d)      Realized Losses  allocated to the Excess Cash Flow or the  Overcollateralization  Amount
pursuant to paragraphs  (a),  (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of  Section 4.02(c)  shall be deemed  allocated to the Class SB  Certificates.  Realized Losses allocated to the Class SB  Certificates  shall, to the extent such Realized Losses  represent  Realized Losses on an interest portion,  be  allocated  to REMIC II Regular  Interest  SB-IO.  Realized  Losses  allocated to the Excess Cash Flow pursuant to  paragraph  (b) of this  Section shall  be deemed to reduce  Accrued  Certificate  Interest on REMIC II
Regular  Interest  SB-IO.  Realized  Losses  allocated to the  Overcollateralization  Amount  pursuant to paragraph
(b) of this  Section shall be deemed first to reduce the principal balance of REMIC II Regular Interest SB-PO until such  principal  balance shall have been reduced to zero and  thereafter to reduce  accrued and unpaid  interest on
REMIC II Regular Interest SB-IO.

         Section 4.06.     Reports of  Foreclosures  and  Abandonment of Mortgaged  Property.  (See Section 4.06 of
the Standard Terms.)

         Section 4.07.     Optional  Purchase of  Defaulted  Mortgage  Loans.  (See  Section  4.07 of the  Standard
Terms.)

         Section 4.08.     Surety Bond.  (See Section 4.08 of the Standard Terms.)

         Section 4.09.     Yield Maintenance Agreements.

                  (a)      On the Closing Date,  Trustee shall,  for the benefit of the RALI Series 2006-QH1 Trust, enter in the Class A/Class M Yield Maintenance  Agreement with the Yield Maintenance  Agreements  Provider.  On the
Business  Day prior to each  Distribution  Date from and  including  the  Distribution  Date in January 2007 to and including the  Distribution  Date in October 2011,  the Trustee shall deposit any amounts  received under the Class
A/Class  M Yield  Maintenance  Agreements  into  the  Certificate  Account.  On each  Distribution  Date  from  and including  the  Distribution  Date in January 2007 to and  including the  Distribution  Date in October  2011,  the
Trustee  shall  withdraw  from the  Certificate  Account  any  amounts  received  under the  Class  A/Class M Yield
Maintenance  Agreement  and  distribute  such  amounts  as  follows:  (i)  first,  to the  Holders  of the  Offered
Certificates  in the order of priority  set forth in Section  4.02(c)(i),  to cover  Accrued  Certificate  Interest
(after taking into account the distributions made pursuant to Section  4.02(c)(i) on that Distribution  Date); (ii)
second,  to the  Holders of the Offered  Certificates  in the order of priority  set forth in Section  4.02(d),  to cover Realized Losses to extent necessary to maintain the Required  Overcollateralization  Amount;  (iii) third, to the Holders of the Offered  Certificates  in the order of priority set forth in Sections  4.02(c)(vi) and (vii), to cover Interest  Carryforward  Amounts and Basis Risk Shortfalls (after taking into account the  distributions  made pursuant to Sections  4.02(c)(vi)  and (vii) on that  Distribution  Date);  and (iv) fourth,  to the Holders of the
Class SB Certificates.

                  (b)      On the Closing Date,  Trustee shall,  for the benefit of the RALI Series 2006-QH1 Trust, enter in the  Class  A-3  Yield  Maintenance  Agreement  with the Yield  Maintenance  Agreements  Provider.  On the
Business  Day prior to each  Distribution  Date from and  including  the  Distribution  Date in January 2007 to and including the  Distribution  Date in October 2011,  the Trustee shall deposit any amounts  received under the Class
A-3 Yield  Maintenance  Agreement into the Certificate  Account.  On each  Distribution Date from and including the
Distribution  Date in January 2007 to and  including  the  Distribution  Date in October  2011,  the Trustee  shall withdraw from the  Certificate  Account any amounts  received under the Class A-3 Yield  Maintenance  Agreement and distribute  such amounts as follows:  (i) first,  to the Holders of the Class A-3  Certificates,  to cover  Accrued
Certificate  Interest  (after taking into account the  distributions  made  pursuant to Section  4.02(c)(i) on that
Distribution  Date);  (ii) second,  to the Holders of the Class A-3  Certificates,  to cover Interest  Carryforward
Amounts  and Basis Risk  Shortfalls  (after  taking  into  account  the  distributions  made  pursuant  to Sections
4.02(c)(vi) and (vii) on that Distribution Date); and (iii) third, to the Holders of the Class SB Certificates.

                  (c)      In the event that the either of the Yield  Maintenance  Agreements,  or any  replacement of them,  terminates  prior to the Distribution  Date in December 2009, the Master  Servicer,  but at no expense to the  Master  Servicer,  on  behalf  of the  Trustee,  to the  extent  that the  termination  value  under the Yield
Maintenance  Agreements are sufficient  therefor and only to the extent of the  termination  payment  received from the Yield Maintenance  Agreements  Provider,  shall (i) cause a new yield maintenance  agreement provider to assume the  obligations of the terminated  Yield  Maintenance  Agreements  Provider or (ii) cause a new yield  maintenance agreement or agreements  provider to enter into a new yield maintenance  agreement with RALI Series 2006-QH1 Trust, having  substantially  similar  terms  as those  set  forth  in the  either  of the  applicable  Yield  Maintenance
Agreements.

         Section 4.10.     The Certificate Policy.

                  (a)      If,  pursuant  to  Section   4.04(a)(iv),   the  Master  Servicer  determines  that  the
Deficiency  Amount for such  Distribution  Date is greater  than zero,  the Trustee  shall  complete the Notice and submit such Notice in accordance with the Certificate  Policy to the Certificate  Insurer no later than 12:00 P.M.,
New York City time, on the Business Day  immediately  preceding each  Distribution  Date, as a claim for an Insured
Payment  (provided that the Trustee shall submit such notice on the second Business Day immediately  preceding such
Distribution Date if it is able to do so) in an amount equal to such Deficiency Amount.

                  (b)      Upon receipt of an Insured Payment from the  Certificate  Insurer on behalf of the Class
A-3  Certificateholders,  the Trustee shall deposit such Insured  Payment in the Certificate  Account.  The Trustee
shall distribute on each  Distribution  Date the Deficiency  Amount for such Distribution Date from the Certificate
Account,  together with the distributions  due to the Class A-3  Certificateholders  on such Distribution  Date, as follows:  (i) the portion of any such  Deficiency  Amount  related to clause (i) of the  definition  of  Deficiency
Amount shall be distributed to the Class A-3  Certificateholders  in accordance with Section  4.02(c)(i),  (ii) the portion of any such  Deficiency  Amount  related to clause (ii) of the  definition  of  Deficiency  Amount shall be distributed to the Class A-3  Certificateholders  in accordance with Section 4.02(d);  and (iii) the portion of any such Deficiency  Amount related to clause (iii) of the definition of Deficiency  Amount shall be distributed to the
Class A-3 Certificateholders in accordance with Section 9.01(c).

                  (c)      The Trustee shall (i) receive as  attorney-in-fact  of each Class A-3  Certificateholder any Insured  Payment  from the  Certificate  Insurer and (ii)  distribute  such  Insured  Payment to such Class A-3
Certificateholders  as set forth in subsection (b) above.  Insured Payments  disbursed by the Trustee from proceeds of the  Certificate  Policy  shall not be  considered  payment  by the Trust  Fund  with  respect  to the Class A-3
Certificates,  nor shall such  disbursement  of such Insured  Payments  discharge the obligations of the Trust Fund with respect to the amounts thereof,  and the Certificate  Insurer shall become owner of such amounts to the extent covered by such Insured  Payments as the deemed  assignee and subrogee of such  Class A-3  Certificateholders.  The
Trustee hereby agrees on behalf of each Class A-3 Certificateholder (and each Class A-3  Certificateholder,  by its acceptance  of its Class A-3  Certificates,  hereby  agrees) for the benefit of the  Certificate  Insurer  that the
Trustee shall  recognize that to the extent the  Certificate  Insurer makes Insured  Payments,  either  directly or indirectly (as by paying through the Trustee),  to the Class A-3  Certificateholders,  the Certificate Insurer will be entitled to be subrogated to the rights of the Class A-3 Certificateholders to the extent of such payments.

                  (d)      In the  event the  Trustee  receives  a  certified  copy of an order of the  appropriate court that any scheduled  payment of principal or interest on the Class A-3  Certificates  has been voided in whole or in part as a preference  payment under  applicable  bankruptcy  law, the Trustee  shall (i) promptly  notify the
Certificate  Insurer  and (ii) comply with the  provisions  of the  Certificate  Policy,  to obtain  payment by the
Certificate  Insurer of such voided scheduled  payment.  In addition,  the Trustee shall mail notice to all Holders of the  Class A-3  Certificates  so affected  that,  in the event that any such  Holder's  scheduled  payment is so recovered,  such  Holder will be entitled to payment  pursuant to the terms of the  Certificate  Policy,  a copy of which shall be made  available to such Holders by Trustee.  The Trustee  shall furnish to the  Certificate  Insurer its records  listing the  payments on the Class A-3  Certificates,  if any,  that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

                  (e)      Upon its becoming  aware of the  occurrence  of an Event of Default,  the Trustee  shall promptly notify the Certificate Insurer of such Event of Default.

                  (f)      The Trustee shall  promptly  notify the  Certificate  Insurer of either of the following as to which it has knowledge:  (A) the  commencement  of any proceeding by or against the Company  commenced  under the United States bankruptcy code or any other applicable bankruptcy, insolvency,  receivership,  rehabilitation or similar  law (an  "Insolvency  Proceeding")  and (B) the  making of any  claim in  connection  with any  Insolvency
Proceeding  seeking the avoidance as a preferential  transfer (a "Preference  Claim") of any distribution made with respect  to the  Class  A-3  Certificates  as to  which  it has  actual  knowledge.  Each  Holder  of a  Class  A-3
Certificate,  by its  purchase of Class A-3  Certificates,  and the  Trustee  hereby  agrees  that the  Certificate
Insurer  (so long as no  Certificate  Insurer  Default  exists)  may at any time  during  the  continuation  of any proceeding  relating to a  Preference  Claim  direct all  matters  relating to such  Preference  Claim,  including, without  limitation,  (i) the direction of any appeal of any order  relating to any  Preference  Claim and (ii) the posting  of any  surety,  supersedes  or  performance  bond  pending  any such  appeal.  In  addition  and  without limitation  of the  foregoing,  the  Certificate  Insurer shall be subrogated to the rights of the Trustee and each
Holder of a Class A-3  Certificate in the conduct of any  Preference  Claim,  including,  without  limitation,  all rights of any party to an adversary  proceeding  action with respect to any court order issued in  connection  with any such Preference Claim.

                  (g)      The Master  Servicer shall provide the  Certificate  Insurer with  reasonable  access to information regarding the Mortgage Loans.

                  (h)      For so long as there is no  continuing  default  by the  Certificate  Insurer  under its obligations  under  the  Certificate  Policy  (a  "Certificate  Insurer  Default"),  each  Holder  of a  Class  A-3
Certificate  agrees that the Certificate  Insurer shall be treated by the Company,  the Servicer and the Trustee as if the Certificate  Insurer were the Holder of all of the Class A-3  Certificates,  for the purpose (and solely for the  purpose) of the giving of any  consent,  the making of any  direction  or the  exercise of any voting or other control rights otherwise given to the Holders of the Class A-3 Certificates under this Agreement.

                  (i)      The  Trustee  shall  keep  complete  and  accurate  records  in respect of (i) all funds remitted to it by the Certificate  Insurer and deposited into the  Certificate  Account and (ii) the allocations of such funds to  payments  of  interest  and  principal  in respect of the Class A-3  Certificates.  The  Certificate
Insurer shall have the right to inspect such records at reasonable  times during normal  business  hours upon three
Business Day's prior notice to the Trustee.

                  (j)      With respect to this Section 4.10 the terms  "Receipt" and "Received"  shall mean actual delivery to the  Certificate  Insurer,  if any,  prior to 12:00 p.m.,  New York time, on a Business  Day;  delivery either on a day that is not a Business  Day or after 12:00 p.m.,  New York time,  shall be deemed to be Received on the next succeeding  Business Day. If any notice or certificate  given under the Certificate  Policy by the Trustee is not in proper form or is not  properly  completed,  executed or  delivered,  it shall be deemed not to have been
Received.  The  Certificate  Insurer  shall  promptly  so advise the  Trustee and the Trustee may submit an amended notice.

                  (k)      All notices,  statements  reports,  certificates or opinions  required by this Agreement to be sent to the  Rating  Agencies  or the Class  A-3  Certificateholders  shall  also be sent at such time to the
Certificate Insurer at the notice address set forth in Section 11.05.

                  (l)      The  Certificate  Insurer shall be an express third party  beneficiary of this Agreement for the purpose of enforcing the provisions  hereof to the extent of the Certificate  Insurer's  rights  explicitly specified herein as if a party hereto.

                  (m)      All  references in this  Agreement to the ratings  assigned to the  Certificates  and to the interests of any  Certificateholders  shall be without  regard to the  Certificate  Policy,  in the case of the
Class A-3 Certificates.

                  (n)      Payments  to the  Certificate  Insurer  will be made by  wire  transfer  of  immediately available  funds to the  Certificate  Insurer  Account,  unless the  Certificate  Insurer  notifies  the Trustee in writing.

                  (o)      Upon payment in full of the Class A-3  Certificates,  the Trustee  shall  surrender  the
Certificate Policy to the Certificate Insurer.

                                                     ARTICLE V

                                                 THE CERTIFICATES

                                       (See Article V of the Standard Terms)

                                                    ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

                                      (See Article VI of the Standard Terms)

                                                    ARTICLE VII

                                                      DEFAULT

                                     (See Article VII of the Standard Terms.)

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

                                     (See Article VIII of the Standard Terms.)

                                                    ARTICLE IX

                                                    TERMINATION

         Section 9.01.      Optional  Purchase  by the  Master  Servicer  of All  Certificates;  Termination  Upon
Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

                  (a)      Subject  to  Section  9.02,  the  respective  obligations  and  responsibilities  of the
Company,  the Master  Servicer  and the  Trustee  created  hereby in respect of the  Certificates  (other  than the obligation of the Trustee to make certain  payments after the Final  Distribution  Date to  Certificateholders  and
the  obligation of the Company to send certain  notices as  hereinafter  set forth) shall  terminate  upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant to this Article IX following the earlier of:

                           (i)         the later of the final  payment or other  liquidation  (or any Advance  with respect  thereto) of the last Mortgage  Loan  remaining in the Trust Fund or the  disposition  of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                           (ii)        the purchase by the Master  Servicer of all Mortgage  Loans and all property acquired in respect of any  Mortgage  Loan  remaining  in the Trust Fund at a price equal to 100%
                  of the unpaid  principal  balance of each  Mortgage  Loan or, if less than such unpaid  principal balance,  the fair market value of the related  underlying  property of such  Mortgage  Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed  Advances  attributable to principal)
                  on the day of  repurchase  plus accrued  interest  thereon at the Net Mortgage  Rate (or Modified
                  Net  Mortgage  Rate in the case of any  Modified  Mortgage  Loan)  plus the  Certificate  Insurer
                  Premium  Modified  Rate,  to,  but not  including,  the  first  day of the  month in  which  such repurchase  price is  distributed  plus any  amounts  due to the  Certificate  Insurer  under the
                  Certificate Policy,  provided,  however, that in no event shall the trust created hereby continue beyond the  expiration  of 21 years from the death of the last  survivor  of the  descendants  of
                  Joseph P. Kennedy,  the late  ambassador  of the United States to the Court of St. James,  living on the date  hereof  and  provided  further  that the  purchase  price set forth  above  shall be increased as is necessary,  as determined by the Master Servicer,  to avoid  disqualification  of any portion of any REMIC  formed  under the Series  Supplement  as a REMIC.  The  purchase  price paid by the Master Servicer shall also include any amounts owed by Residential  Funding  pursuant to the last  paragraph  of Section 4 of the  Assignment  Agreement  in respect of any  liability, penalty or expense that resulted from a breach of the Compliance With Laws  Representation,  that remain unpaid on the date of such purchase.

         The right of the Master  Servicer  to  purchase  all the assets of the Trust Fund  pursuant to clause (ii)
above is conditioned  upon the Pool Stated  Principal  Balance as of the Final  Distribution  Date, prior to giving effect to  distributions  to be made on such  Distribution  Date,  being less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans.

         If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage
Loans.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly  following payment of the purchase price,  release to the Master
Servicer the Custodial  Files  pertaining to the Mortgage  Loans being  purchased.  No purchase  pursuant to clause
(ii) of this Section  9.01(a) is permitted if (1) a net interest  margin  transaction  with respect to the Class SB
Certificates  is outstanding  unless the  Underwriter  consents in writing and (2) it would result in a draw on the
Certificate Policy unless the Certificate Insurer consents in writing.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off
Date  Principal  Balance of the  Mortgage  Loans,  the Master  Servicer  shall have the right,  at its  option,  to purchase the  Certificates  in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal
Balance  of such  Certificates  plus the sum of Accrued  Certificate  Interest  thereon  for the  related  Interest
Accrual Period and any previously  unpaid  Accrued  Certificate  Interest.  If the Master  Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master  Servicer  will  promptly  terminate  the  respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

                  (b)      (See Section 9.01(b) of the Standard Terms)

                  (c)      (See Section 9.01(c) of the Standard Terms)

                  (d)      (See Section 9.01(d) of the Standard Terms)

                  (e)      (See Section 9.01(e) of the Standard Terms)

         Section 9.02.     Additional Termination Requirements.  (See Section 9.02 of the Standard Terms)

         Section 9.03.     Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms)

                                                     ARTICLE X

                                                 REMIC PROVISIONS

         Section 10.01.     REMIC Administration.  (See Section 10.01 of the Standard Terms.)

         Section 10.02.     Master Servicer;  REMIC Administrator and Trustee  Indemnification.  (See Section 10.02
of the Standard Terms.)

         Section 10.03.     Designation of REMICs.

         The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  described in the definition  of REMIC I (as defined  herein)  (including  the Mortgage  Loans but  excluding  the Yield  Maintenance
Agreements),  and subject to this  Agreement,  as a REMIC  (REMIC I) for  federal  income tax  purposes.  The REMIC
Administrator  will make an  election  to treat the  segregated  pool of assets  consisting  of the REMIC I Regular
Interests as a REMIC (REMIC II) for federal  income tax  purposes.  The REMIC  Administrator  will make an election to treat the pool of assets  comprised  of REMIC II Regular  Interests  SB-IO and SB-PO as a REMIC  (REMIC III) for
federal income tax purposes.

         The REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual  interests"  in REMIC I for  purposes of the REMIC  Provisions  (as defined  herein)
under the federal income tax law.

         The Class A-1  Certificates,  Class A-2  Certificates,  Class A-3  Certificates,  Class M-1  Certificates,
Class M-2  Certificates,  Class M-3  Certificates,  Class M-4  Certificates,  Class M-5  Certificates  and REMIC II
Regular  Interests SB-IO and SB-PO will be "regular  interests" in REMIC II, and the Class R-II  Certificates  will represent  the sole class of  "residual  interests"  in REMIC II for purposes of the REMIC  Provisions  (as defined herein) under federal income tax law.

         The REMIC III Regular  Interest  will be the "regular  interest" in REMIC III,  ownership of which will be represented  by the  Class SB  Certificates,  and the Class  R-X  Certificates  will  represent  the sole  class of
"residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law.

         Section 10.04.     Distributions  on the REMIC I Regular  Interests.  (See Section  4.02(c) of this Series
Supplement.)

         Section 10.05.     Compliance with Withholding Requirements.

         Notwithstanding  any other  provision of this  Agreement,  the Trustee or any Paying Agent, as applicable, shall  comply with all federal  withholding  requirements  respecting  payments  to  Certificateholders,  including interest  or  original  issue  discount  payments or advances  thereof  that the  Trustee or any Paying  Agent,  as applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount payments or advances thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment.  (See Section 11.01 of the Standard Terms.)

         Section 11.02.    Recordation of Agreement; Counterparts.  (See Section 11.02 of the Standard Terms.)

         Section 11.03.    Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms.)

         Section 11.04.    Governing Law.  (See Section 11.04 of the Standard Terms.)

         Section 11.05.

         Notices.  All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered mail,  postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to the  appropriate  address for each recipient listed in the table below or, in each case,  such other  address as may  hereafter  be  furnished in writing to the
Master Servicer, the Trustee and the Company, as applicable:

--------------------------------------------- ------------------------------------------------------------------------
Recipient                                     Address
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Company                                       8400 Normandale Lake Boulevard
                                              Suite 250
                                              Minneapolis, Minnesota  55437
                                              Attention:  President
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Master Servicer                               2255 N. Ontario Street, Suite 400
                                              Burbank, California 91504-2130
                                              Attention:  Managing Director/Master Servicing
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Trustee                                       Corporate Trust Office
                                              1761 East St. Andrew Place
                                              Santa Ana, California 92705-4934,
                                              Attention:  Residential Accredit Loans, Inc. Series 2006-QH1

                                              The Trustee designates its offices located at DB Services Tennessee,
                                              648 Grassmere Park Road, Nashville, TN 37211-3658, Attn: Transfer
                                              Unit, for the purposes of Section 8.12 of the Standard Terms
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Moody's Investors Service, Inc.               99 Church Street, 4th Floor
                                              New York, New York 10004
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Standard & Poor's Ratings Services, a         55 Water Street
division of The McGraw-Hill Companies, Inc.   41st Floor
                                              New York, New York 10041
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Dominion Bond Rating Service                  55 Broadway
                                              New York, New York 10006
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Certificate Insurer                           Ambac Assurance Corporation
                                              One State Street Plaza
                                              New York, New York 10004
--------------------------------------------- ------------------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid, at the address of such Holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed  in this  Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

         Section 11.06.    Required  Notices to Rating Agency and  Subservicer.  (See Section 11.06 of the Standard
Terms.)

         Section 11.07.    Severability of Provisions.  (See Section 11.07 of the Standard Terms.)

         Section 11.08.    Supplemental  Provisions  for  Resecuritization.  (See  Section  11.08  of the  Standard
Terms.)

         Section 11.09.    Allocation of Voting Rights.

         98.0% of all of the Voting Rights shall be allocated  among Holders of the Class A Certificates  and Class
M Certificates,  in proportion to the outstanding Certificate Principal Balances of their respective  Certificates;
1.0% of all Voting  Rights shall be allocated  among the Holders of Class SB  Certificates;  and 1.0% of all of the
Voting  Rights  shall be  allocated  to the  Holders  of each  Class of the  Class  R-I,  Class  R-II and Class R-X
Certificates;  in each  case to be  allocated  among  the  Certificates  of such  Class in  accordance  with  their respective  Percentage  Interests.  Voting  Rights of the  Class A-3  Certificateholders  may be  exercised  by the
Certificate  Insurer  without the consent of such  Holders and may only be exercised by such Holders with the prior written  consent of the Certificate  Insurer so long as there does not exist a failure by the  Certificate  Insurer to make a required payment under the Certificate Policy.

         Section 11.10.    No Petition.

         The  Company,   Master   Servicer  and  the  Trustee,   by  entering   into  this   Agreement,   and  each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any  institution  against the Trust Fund of, any  bankruptcy  proceedings  under any United States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the Certificates or this Agreement.

                                                    ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

                                      (See Article XII of the Standard Terms)

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                             By:  /s/Heather Anderson
                                                             Name: Heather Anderson
                                                             Title:Vice President
Attest:  /s/Christopher Martinez
         Name:    Christopher Martinez
         Title:   Associate

                                                             RESIDENTIAL FUNDING COMPANY, LLC
[Seal]

                                                             By:   /s/Christopher Martinez
                                                             Name: Christopher Martinez
                                                             Title: Associate
Attest:  /s/Heather Anderson
         Name:    Heather Anderson
         Title:   Associate

                                                             DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                                             By: /s/
                                                             Name:
                                                             Title: Authorized Signer

                                                             By: /s/
                                                             Name:
                                                             Title:
Attest:  /s/
         Name:
         Title:   Authorized Signer

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 29th day of November,  2006 before me, a notary public in and for said State,  personally  appeared
________________  known to me to be a ___________  of Residential  Accredit  Loans,  Inc., one of the  corporations that  executed  the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     /s/
                                                              Notary Public
[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 29th day of November,  2006 before me, a notary public in and for said State,  personally  appeared
Christopher  Martinez  known  to me  to be  a(n)  Associate  of  Residential  Funding  Company,  LLC,  one  of  the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 29th day of November,  2006 before me, a notary public in and for said State,  personally  appeared
__________________  known to me to be a(n)  __________________  of DEUTSCHE  BANK TRUST COMPANY  AMERICAS,  the New
York banking  corporation that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking  corporation  executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 29th day of November,  2006 before me, a notary public in and for said State,  personally  appeared
____________  known to me to be a(n)  ___________  of DEUTSCHE  BANK TRUST COMPANY  AMERICAS,  the New York banking corporation  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/
                                                              Notary Public
[Notarial Seal]

                                                    EXHIBIT ONE

                                              MORTGAGE LOAN SCHEDULE

                          [FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY FORM 8-K]

                                                    EXHIBIT TWO

                                           INFORMATION TO BE INCLUDED IN
                                        MONTHLY DISTRIBUTION DATE STATEMENT

         (i) the applicable Record Date, Determination Date and Distribution Date, and the date on which the applicable interest accrual period commenced;

         (ii) the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

         (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

         (iv) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

         (v) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the
         Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing
         Principal Prepayments;

         (vi) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

         (vii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

         (viii) the aggregate Certificate Principal Balance of each Class of Certificates, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

         (ix)  the aggregate Certificate Principal Balance of each of the Class A, Class M and Class SB
         Certificates as of the Closing Date.

         (x) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

         (xi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

         (xii) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

         (xiii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and Stated
         Principal Balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balances of Mortgage Loans that are in foreclosure;

         (xiv) the aggregate amount of Realized Losses for such Distribution Date;

         (xv) the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section
         4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

         (xvi) any material modifications, extensions or waivers to the terms of the Mortgage Loans during the
         Due Period or that have cumulatively become material over time;

         (xvii) any material breaches of Mortgage Loan representations or warranties or covenants in the
         Agreement.

         (xviii) the number, stated and aggregate principal balance of any REO Properties;

         (xix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of
         Certificates, after giving effect to the distribution made on such Distribution Date;

         (xx) the Pass-Through Rates on each Class of Certificates, the Net WAC Cap Rate and the Available Funds
         Rate for such Distribution Date, separately identifying LIBOR for such Distribution Date;

         (xxi) the Basis Risk Shortfall and Interest Carryforward Amount, if any, for each Class of Certificates, and Prepayment Interest Shortfalls;

         (xxii) the related Senior Enhancement Percentage for such Distribution Date;

         (xxiii) the Overcollateralization Amount and Required Overcollateralization Amount following such
         Distribution Date;

         (xxiv)  the occurrence of the Stepdown Date, and the aggregate amount of Realized Losses since the
         Cut-off Date for the Mortgage Loans;

         (xxv) the occurrence of the Credit Support Depletion Date;

         (xxvi) the aggregate amount of any recoveries on previously foreclosed loans from Sellers; and

         (xxvii) the amount of any Insured Payment made on such Distribution Date, the amount of any reimbursement payment made to the Certificate Insurer on such Distribution Date pursuant to Sections
         4.02(c) and (d) and the aggregate amount of prior draws not yet reimbursed.

         In the case of  information  furnished  pursuant to clauses  (v)(a) and (vi) above,  the amounts  shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The  Trustee's  internet  website  will  initially  be located  at  www.tss.db.com/invr.  To receive  this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                   EXHIBIT THREE

                                      STANDARD TERMS OF POOLING AND SERVICING
                                      AGREEMENT DATED AS OF NOVEMBER 1, 2006

                                            [ON FILE WITH THE TRUSTEE]

        ____________________________________________________________________________________________

                                            STANDARD TERMS OF
                                     POOLING AND SERVICING AGREEMENT

                                       Dated as of November 1, 2006

                                     Residential Accredit Loans, Inc.
                             Mortgage Asset-Backed Pass-Through Certificates

        ____________________________________________________________________________________________

                                                        TABLE OF CONTENTS

         Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and
                               the Company......................................................................44

         Section 2.04.     Representations and Warranties of Residential Funding................................45

         Section 2.05.     Execution and Authentication of Certificates/Issuance of Certificates
                               Evidencing Interests in REMIC I Certificates.....................................47

         Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;

         Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................51

         Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee......................52

         Section 3.07.     Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                               Account..........................................................................52

         Section 3.08.     Subservicing Accounts; Servicing Accounts............................................55

         Section 3.09.     Access to Certain Documentation and  Information Regarding the

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and  Modification

         Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies;
                               Exchange Act Reporting...........................................................75

         Section 4.04.     Distribution of Reports to the Trustee and  the Company; Advances by

         Section 6.02.     Merger or Consolidation of the Company or the Master Servicer;
                               Assignment of Rights and Delegation of Duties by Master Servicer.................91

         Section 6.03.     Limitation on Liability of the Company,  the Master Servicer and

         Section 9.01.     Optional Purchase by the Master Servicer of All Certificates;
                               Termination Upon Purchase by the Master Servicer or Liquidation

         Section 10.04.    Distributions on the Uncertificated REMIC I and REMIC II Regular

                                                 EXHIBITS

Exhibit A:                 Form of Class A Certificate
Exhibit A-I:               Form of Class X Certificate
Exhibit B:                 Form of Class M Certificate
Exhibit C:                 Form of Class B Certificate
Exhibit C-I:               Form of Class P Certificate
Exhibit C-II:              Form of Class SB Certificate
Exhibit D:                 Form of Class R Certificate
Exhibit E:                 Form of Seller/Servicer Contract
Exhibit F:                 Forms of Request for Release
Exhibit G-1:               Form of Transfer Affidavit and Agreement
Exhibit G-2:               Form of Transferor Certificate
Exhibit H:                 Form of Investor Representation Letter
Exhibit I:                 Form of Transferor Representation Letter
Exhibit J:                 Form of Rule 144A Investment Representation Letter
Exhibit K:                 Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
                           11.01(e) for a Limited Guaranty
Exhibit L:                 Form of Limited Guaranty
Exhibit M:                 Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:                 Request for Exchange Form
Exhibit O:                 Form of Form 10-K Certification
Exhibit P:                 Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:                 Information to be Provided by the Master Servicer to the Rating Agencies
                           Relating to Reportable Modified Mortgage Loans
Exhibit R:                 Servicing Criteria

         This is the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006
(the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off
Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING
COMPANY, LLC, as master servicer (together with its permitted successors and assigns, the "Master
Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                          PRELIMINARY STATEMENT:

         The Company intends to sell certain mortgage asset-backed pass-through certificates
(collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

         In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                                ARTICLE I

                                               DEFINITIONS

         Section 1.01.     Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion Termination Date:  As defined in the Series Supplement.

         Accrual Certificates:  As defined in the Series Supplement.

         Accrued Certificate Interest:  With respect to each Distribution Date, as to any Class or
Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or
Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued
Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

         (i)      Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is
                  comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group
                  (to the extent not offset by the Master Servicer with a payment of Compensating
                  Interest as provided in Section 4.01),

         (ii)     the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage
                  Rate in the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage
                  Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the
                  Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses,
                  Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii)    the interest portion of Advances that were (A) previously made with respect to a
                  Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is
                  comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such
                  Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess
                  Bankruptcy Losses or Extraordinary Losses, and

         (iv)     any other interest shortfalls not covered by the subordination provided by the Class M
                  Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time,

with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B)
if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate
Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B
Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such
Distribution Date absent such reductions.  In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M
Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class
M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized
Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M
Certificates pursuant to Section 4.05.

         Addendum and Assignment Agreement:  The Addendum and Assignment Agreement, dated as of January
31, 1995, between MLCC and the Master Servicer.

         Additional Collateral:  Any of the following held, in addition to the related Mortgaged
Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan,
(ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

         Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

         Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any date of determination, the
Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section
4.04.

         Advance Facility: As defined in Section 3.22.

         Advance Facility Notice: As defined in Section 3.22.

         Advance Facility Trustee: As defined in Section 3.22.

         Advancing Person: As defined in Section 3.22.

         Advance Reimbursement Amounts: As defined in Section 3.22.

         Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such first Person.  For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled"
have meanings correlative to the foregoing.

         Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

         Amount Held for Future Distribution:  As to any Distribution Date and, with respect to any
Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of
(i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan
purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and
Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         Appraised Value:  As to any Mortgaged Property, the lesser of (i) the appraised value of such
Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage
Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assigned Contracts:  With respect to any Pledged Asset Loan: the Credit Support Pledge
Agreement; the Funding and Pledge Agreement, among GMAC Mortgage, LLC, National Financial Services
Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional
Collateral Agreement, between GMAC Mortgage, LLC and the Mortgagor or other person pledging the related
Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

         Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of
Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment Agreement:  The Assignment and Assumption Agreement, dated the Closing Date, between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

         Assignment Agreement and Amendment of Security Instrument: With respect to a Sharia Mortgage
Loan, the agreement between the consumer and the co-owner pursuant to which all of the co-owner's interest as a beneficiary under the related Sharia Mortgage Loan Security Instrument and the co-owner's interest in the related Mortgaged Property is conveyed to a subsequent owner, which may take the form of an "Assignment Agreement" and an "Amendment of Security Instrument" or an "Assignment Agreement and
Amendment of Security Instrument", as applicable.

         Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available Distribution Amount:  As to any Distribution Date and, with respect to any Mortgage
Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans,
(ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii)
any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07 or Section 9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and
(vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure
Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the
Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group.
Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any
Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than
Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the
Mortgage Loans in such Loan Group in respect of such Distribution Date.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service
Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related
Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any
Debt Service Reduction.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

         Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California, the State of
Illinois or the State of Minnesota (and such other state or states in which the Custodial Account or the
Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         Buydown Funds:  Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the
Mortgagor's funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

         Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

         Calendar Quarter:  A Calendar Quarter shall consist of one of the following time periods in any given year:  January 1 through March 31, April 1 through June 30, July 1 through September 30, and
October 1 through December 31.

         Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or
Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the
Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such
Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall
Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or
Subservicer on or prior to such Distribution Date.

         Capitalization Reimbursement Shortfall Amount:  With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage
Loans in the related Loan Group)  during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool
is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

         Cash Liquidation:  As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an
REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance
Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

         Certificateholder or Holder:  The Person in whose name a Certificate is registered in the
Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United
States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R
Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any
Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of
Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained.  All references herein to "Holders" or "Certificateholders" shall reflect the rights of
Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         Certificate Insurer: As defined in the Series Supplement.

         Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository
Participant, if any, and otherwise on the books of the Depository.

         Certificate Principal Balance:  With respect to each Certificate (other than any Interest Only
Certificate), on any date of determination, an amount equal to:

         (i)      the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)     any Subsequent Recoveries added to the Certificate Principal Balance of such
                  Certificate pursuant to Section 4.02, plus

         (iii)    in the case of each Accrual Certificate, an amount equal to the aggregate Accrued
                  Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv)     the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the
                  Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate
                  (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate
Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B)
the then aggregate Stated Principal Balance of the Mortgage Loans.

         Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 5.02.

         Class:  Collectively, all of the Certificates bearing the same designation.  The initial Class
A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

         Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

         Class A-P Collection Shortfall:  With respect to the Cash Liquidation or REO Disposition of a
Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

         Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

                  (A)      the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more
         Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due
         Period, whether or not received on or prior to the related Determination Date, minus the
         Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                  (B)      the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or
         REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal
         Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                  (C)      in connection with the Cash Liquidation or REO Disposition of a Discount
         Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each
         Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b))
         that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
         Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount
         Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                  (D)      any amounts allocable to principal for any previous Distribution Date
         (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                  (E)      the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection
         Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous
         Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;
         minus

                  (F)      the related Discount Fraction of the portion of the Capitalization
         Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount Mortgage Loan (in the related Loan Group, if applicable).

         Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit
Support Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable)
shall equal the excess of (i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount
Fraction of the principal portion of any related Debt Service Reduction which together with other
Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

         Class A-V Certificate:  Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

         Class B Certificate:  Any one of the Certificates designated as a Class B-1 Certificate, Class
B-2 Certificate or Class B-3 Certificate.

         Class M Certificate:  Any one of the Certificates designated as a Class M-1 Certificate, Class
M-2 Certificate or Class M-3 Certificate.

         Class P Certificate:  Any one of the Certificates designated as a Class P Certificate.

         Class SB Certificate:  Any one of the Certificates designated as a Class SB Certificate.

         Class X Certificate:  Any one of the Certificates designated as a Class X Certificate.

         Closing Date:  As defined in the Series Supplement.

         Code:  The Internal Revenue Code of 1986, as amended.

         Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

         Commission:  The Securities and Exchange Commission.

         Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment
Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated
Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate
Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section
7.02(a) except as may be required pursuant to the last sentence of such Section.

         Compliance With Laws Representation:  The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of
Assignment Agreement: "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

         Cooperative:  A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative Apartment:  A dwelling unit in a multi-dwelling building owned or leased by a
Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative Lease:  With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such
Cooperative Stock to occupy such apartment.

         Cooperative Loans:  Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock
Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the
Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative Stock:  With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative Stock Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Credit Support Depletion Date:  The first Distribution Date on which the Certificate Principal
Balances of the Subordinate Certificates have been reduced to zero.

         Credit Support Pledge Agreement:  The Credit Support Pledge Agreement, dated as of November 24,
1998, among the Master Servicer, GMAC Mortgage, LLC, Combined Collateral LLC and The First National Bank
of Chicago (now known as Bank One, National Association), as custodian.

         Cumulative Insurance Payments:  As defined in the Series Supplement.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial Account:  The custodial account or accounts created and maintained pursuant to
Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly.
Any such account or accounts shall be an Eligible Account.

         Custodial Agreement:  An agreement that may be entered into among the Company, the Master
Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

         Custodial File:  Any mortgage loan document in the Mortgage File that is required to be delivered to the Trustee or Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

         Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled
Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the
Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

         Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute
Mortgage Loan.

         Delinquent:  As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date;
"60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a
Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the
Cut-off Date.

         Depository:  The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository for purposes of registering those Certificates that are to be
Book-Entry Certificates is Cede & Co.  The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as
amended.

         Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Destroyed Obligation to Pay:  An Obligation to Pay the original of which was permanently lost or destroyed and has not been replaced.

         Determination Date: As defined in the Series Supplement.

         Discount Fraction:  With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net
Mortgage Rate.  The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

         Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate (or the initial Net
Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         Discount Net Mortgage Rate:  As defined in the Series Supplement.

         Disqualified Organization:  Any organization defined as a "disqualified organization" under
Section 860E(e)(5) of the Code, and if not otherwise included, any of the following:  (i) the United
States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by
Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an
Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an
Ownership Interest in a Class R Certificate to such Person.  The terms "United States", "State" and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution Date:  The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the
Business Day immediately following such 25th day.

         Due Date:  With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the one-month period set forth in the
Series Supplement.

         Eligible Account:  An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of
Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) in the case of the Certificate
Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (v)
an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate
Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the then-current rating assigned to such Certificates).

         Event of Default:  As defined in Section 7.01.

         Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

         Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud
Loss Amount.

         Excess Special Hazard Loss:  Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

         Excess Subordinate Principal Amount:  With respect to any  Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause
(E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

         Exchange Act:  The Securities and Exchange Act of 1934, as amended.

         Extraordinary Events:  Any of the following conditions with respect to a Mortgaged Property
(or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                  (a)      losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

                  (b)      nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                  (c)      hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                           1.       by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                           2.       by military, naval or air forces; or

                           3.       by an agent of any such government, power, authority or forces;

                  (d)      any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                  (e)      insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an
Extraordinary Event.

         Fannie Mae:  Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any
successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final Distribution Date:  The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Fitch:  Fitch Ratings or its successor in interest.

         Foreclosure Profits:  As to any Distribution Date or related Determination Date and any
Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of
all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or
REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the
Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the
Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO
Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

         Fraud Losses:  Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

         Freddie Mac:  Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United
States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class
B-1, Class B-2 and Class B-3 Certificates.

         Independent:  When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii)
does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the
Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Initial Certificate Principal Balance:  With respect to each Class of Certificates, the
Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the
Series Supplement.

         Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the
Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

         Initial Notional Amount:  With respect to any Class or Subclass of Interest Only Certificates,
the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         Initial Subordinate Class Percentage: As defined in the Series Supplement.

         Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary
Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any
Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not
applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Insurer:  Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

         Interest Accrual Period: As defined in the Series Supplement.

         Interest Only Certificates:  A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no
Certificate Principal Balance.

         Interim Certification:  As defined in Section 2.02.

         International Borrower:  In connection with any Mortgage Loan, a borrower who is (a) a United
States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United
States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

         Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the
Junior Class of Certificates.

         Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

         Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due
Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or
otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         Loan  Group:  Any group of  Mortgage  Loans  designated  as a  separate  loan group in the Series
Supplement.  The Certificates relating to each Loan Group will be designated in the Series Supplement.

         Loan-to-Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Lower Priority:  As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to
Section 4.02 (a).

         Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class
M-3, Class M-2 and Class M-1 Certificates.

         Maturity Date: The latest possible maturity date, solely for purposes of Section
1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each
Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal
Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the
Series Supplement.

         MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS®
System.

         MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing
Modification.

         Modified Net Mortgage Rate:  As to any Mortgage Loan that is the subject of a Servicing
Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage
Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage
Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly Payment:  With respect to any Mortgage Loan (including any REO Property) and any Due
Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations
occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a
Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.  With respect to each Obligation to Pay related to a Sharia Mortgage Loan, the Sharia Mortgage Loan Security Instrument.

         Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular
Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this
Agreement.

         Mortgage Loans:  Such of the mortgage loans, including any Sharia Mortgage Loans, transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial
Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust
Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage
Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative
Lease and Mortgage File and all rights appertaining thereto, (ii) with respect to each Sharia Mortgage
Loan, the related Obligation to Pay, Sharia Mortgage Loan Security Instrument, Sharia Mortgage Loan
Co-Ownership Agreement, Assignment Agreement and Amendment of Security Instrument and Mortgage File and
all rights appertaining thereto and (iii) with respect to each Mortgage Loan other than a Cooperative
Loan or a Sharia Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  As defined in the Series Supplement.

         Mortgage Note:  The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.  With respect to each Sharia Mortgage Loan, the related Obligation to Pay.

         Mortgage Pool:  The pool of mortgage loans, including all Loan Groups, if any,  consisting of the Mortgage Loans.

         Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.  As to any Sharia Mortgage Loan, the
profit factor described in the related Obligation to Pay, or any modification thereto other than a
Servicing Modification.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage Note, or with respect to a Sharia Mortgage Loan, the consumer on an Obligation to Pay.

         Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of interest equal to the
Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

         Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

         Non-Primary Residence Loans:  The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable Advance:  Any Advance previously made or proposed to be made by the Master
Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds,
Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section
4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master
Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances.  The determination by the
Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance  would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the
Trustee and any Certificate Insurer.

         Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

         Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         Obligation to Pay: The  originally  executed  obligation to pay or similar  agreement  evidencing the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

         Officers' Certificate:  A certificate signed by the Chairman of the Board, the President or a
Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer,
the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master
Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee and the Master
Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan (including an REO Property)
which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and
which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02,
2.03, 2.04 or 4.07.

         Ownership Interest:  As to any Certificate, any ownership or security interest in such
Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Rate:  As defined in the Series Supplement.

         Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

         Percentage Interest:  With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or
Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate
Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class.  With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments:  One or more of the following:

                  (i)      obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii)     repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                  (iii)    federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than
         365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United
         States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                  (iv)     commercial paper and demand notes (having original maturities of not more than
         365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v)      any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

                  (vi)     other obligations or securities that are acceptable to each Rating Agency as a
         Permitted Investment hereunder and will not reduce the rating assigned to any Class of
         Certificates by such Rating Agency (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of Insured Certificates (as defined in the Series
         Supplement) below the lower of the then-current rating assigned to such Certificates by such
         Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than
120% of the yield to maturity at par of such underlying obligations.  References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following:
A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard &
Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and each investment must not mature beyond
30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.  Any Permitted Investment may be held by or through the Trustee or its Affiliates.

         Permitted Transferee:  Any Transferee of a Class R Certificate, other than a Disqualified
Organization or Non-United States Person.

         Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to
Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

         Pledged Asset Loan:  Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

         Pledged Assets:  With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage
Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

         Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement,
dated as of February 28, 1996 between MLCC and the Master Servicer.

         Pooling and Servicing Agreement or Agreement:  With respect to any Series, this Standard Terms together with the related Series Supplement.

         Pool Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated
Principal Balances of each Mortgage Loan.

         Pool Strip Rate:   With respect to each Mortgage Loan, a per annum rate equal to the excess of
(a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

         Prepayment Distribution Trigger:  With respect to any Distribution Date and any Class of
Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such
Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans
(or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

         Prepayment Interest Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage
Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

         Prepayment Period:  As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

         Primary Insurance Policy:  Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

         Principal Only Certificates:  A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

         Principal Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment in Full:  Any Principal Prepayment of the entire principal balance of a
Mortgage Loan that is made by the Mortgagor.

         Program Guide:  Collectively, the Client Guide and the Servicer Guide for Residential Funding's
Expanded Criteria Mortgage Program.

         Purchase Price:  With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net
Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified
Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by Residential Funding or the
Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an
Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

         (i)      have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal
                  Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by
                  Residential Funding in the Custodial Account in the month of substitution);

         (ii)     have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the
                  Deleted Mortgage Loan as of the date of substitution;

         (iii)    have a Loan-to-Value Ratio at the time of substitution no higher than that of the
                  Deleted Mortgage Loan at the time of substitution;

         (iv)     have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

         (v)      comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

         (vi)     have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute
Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i)      the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the
                  Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the
                  Pass-Through Rate on the Class A-V Certificates and

         (ii)     the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         Rating Agency:  Each of the statistical credit rating agencies specified in the Preliminary
Statement of the Series Supplement.  If any agency or a successor is no longer in existence, "Rating
Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the
Company, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized Loss:  With respect to each Mortgage Loan (or REO Property):

         (a)      as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO
                  Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest
                  (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage
                  Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the
                  Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

         (b)      which is the subject of a Servicing Modification, (i) (1)  the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the
                  Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly
                  Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

         (c)      which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient
                  Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
                  Valuation, or

         (d)      which has become the object of a Debt Service Reduction, the amount of such Debt
                  Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the
Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related
Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any
Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any
Distribution Date.

         Record Date:  With respect to each Distribution Date, the close of business on the last
Business Day of the month next preceding the month in which the related Distribution Date occurs.

         Regular Certificate:  Any of the Certificates other than a Class R Certificate.

         Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
§§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Reimbursement Amounts: As defined in Section 3.22.

         REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the
Code.

         REMIC Administrator:  Residential Funding Company, LLC.  If Residential Funding Company, LLC is
found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC
Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the
Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

         REO Disposition:  As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries
(including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed Interest:  As to any REO Property, for any period, an amount equivalent to interest
(at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a
Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable Modified Mortgage Loan:  Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such
Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;
provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Request for Release:  A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

         Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related
Subservicing Agreement in respect of such Mortgage Loan.

         Required Surety Payment:  With respect to any Additional Collateral Loan that becomes a
Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

         Residential Funding:  Residential Funding Company, LLC, a Delaware limited liability company, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

         Responsible Officer:  When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, in each case with direct responsibility for the administration of the Agreement.

         Retail Certificates:  A Senior Certificate, if any, offered in smaller minimum  denominations than other Senior Certificates, and designated as such in the Series Supplement.

         Schedule of Discount Fractions:  The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

         Securitization Transaction:  Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

         Security Agreement:  With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

         Seller:  As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An agreement for the  origination  and sale of Mortgage Loans  generally in the form of the Seller  Contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Company,  each containing  representations and warranties in respect of one or more Mortgage Loans  consistent in all material  respects with those set forth in the
Program Guide.

         Senior Accelerated  Distribution  Percentage:  With respect to any Distribution Date occurring on or prior to the 60th  Distribution  Date and, with respect to any Mortgage  Pool  comprised of two or more
Loan Groups,  any Loan Group,  100%.  With respect to any  Distribution  Date thereafter and any such Loan
Group, if applicable, as follows:

                  (i) for any Distribution  Date after the 60th  Distribution  Date but on or prior to the
         72nd  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 70% of the related Subordinate Percentage for such Distribution Date;

                  (ii)for any Distribution  Date after the 72nd  Distribution  Date but on or prior to the
         84th  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 60% of the related Subordinate Percentage for such Distribution Date;

                  (iii)    for any Distribution  Date after the 84th  Distribution Date but on or prior to the 96th  Distribution  Date, the related Senior  Percentage for such  Distribution Date plus 40%
         of the related Subordinate Percentage for such Distribution Date;

                  (iv)for any Distribution  Date after the 96th  Distribution  Date but on or prior to the
         108th  Distribution  Date, the related Senior  Percentage for such  Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

                  (v) for any Distribution  Date thereafter,  the Senior  Percentage for such Distribution
         Date;

provided, however,

         (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

                  (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property)
         averaged over the last six months, as a percentage of the aggregate outstanding Certificate
         Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the
         Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year
         (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate
         Certificates or

                  (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more
         (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property)
         averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2)
         Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate
         Principal Balances of the Subordinate Certificates, and

         (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior
Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution
Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any
Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior
Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related
Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior
Accelerated Distribution Percentage shall thereafter be 0%.

         Senior Certificate:  As defined in the Series Supplement.

         Senior Percentage: As defined in the Series Supplement.

         Senior Support Certificate:  A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

         Series:  All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

         Series Supplement:  The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing Criteria:  The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a
Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any
REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v)
compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the
Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

         Servicing Fee:  With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

         Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal
Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the
Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

         Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Sharia Mortgage Loan: A declining balance co-ownership transaction, structured so as to comply with Islamic religious law.

         Sharia Mortgage Loan Co-Ownership Agreement: The agreement that defines the relationship between the consumer and co-owner and the parties' respective rights under a Sharia Mortgage Loan, including their respective rights with respect to the indicia of ownership of the related Mortgaged
Property.

         Sharia Mortgage Loan Security Instrument: The mortgage, security instrument or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing an Obligation to Pay.

         Special Hazard Loss:  Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative
Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any
Extraordinary Loss.

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill
Companies, Inc., or its successor in interest.

         Stated Principal Balance:  With respect to any Mortgage Loan or related REO Property, as of any
Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b)
any amount by which the Stated  Principal Balance of the Mortgage Loan has been increased pursuant to a
Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution Date which were received or with respect to which an Advance was made, and
(b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance
Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO
Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution
Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous
Distribution Date.

         Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to
Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or
Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

         Subordinate Certificate:  Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         Subordinate Class Percentage:  With respect to any Distribution Date and any Class of
Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or
related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan)
immediately prior to such Distribution Date.

         Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

         Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer
(net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable
Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a
Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related
Prepayment Period that resulted in a Realized Loss.

         Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing
Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer Advance:  Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing
Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.  With respect to Additional
Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and
Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged
Asset Loan subserviced by GMAC Mortgage, LLC, the Addendum and Assignment Agreement, dated as of
November 24, 1998, between the Master Servicer and GMAC Mortgage, LLC, as such agreement may be amended from time to time.

         Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to the related Subservicer
(or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR
NET" for such Mortgage Loan.

         Successor Master Servicer: As defined in Section 3.22.

         Surety:  Ambac, or its successors in interest, or such other surety as may be identified in the
Series Supplement.

         Surety Bond:  The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17,
1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by
Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

         Tax Returns:  The federal income tax return on Internal Revenue Service Form 1066, U.S. Real
Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to
Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the
Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         Transaction Party:  As defined in Section 12.02(a).

         Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund:  The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files and collateral securing such
         Mortgage Loans,

                  (ii)     all payments on and collections in respect of the Mortgage Loans due after the
         Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and
         identified as belonging to the Trust Fund, including the proceeds from the liquidation of
         Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged
         Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

                  (iii)    property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

                  (iv)     the hazard insurance policies and Primary Insurance Policies, if any, the
         Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

                  (v)      all proceeds of clauses (i) through (iv) above.

         Trustee Information:  As specified in Section 12.05(a)(i)(A).

         Uninsured Cause:  Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be
United States Persons,  (iii) an estate the income of which is includible in gross income for United
States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20,
1996, and treated as United States persons prior to such date, that elect to continue to be treated as
United States persons will also be a U.S. Person.

         U.S.A. Patriot Act:  Uniting and Strengthening America by Providing Appropriate Tools to
Intercept and Obstruct Terrorism Act of 2001, as amended.

         Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

         Section 1.02.     Use of Words and Phrases.

         "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole.  All references herein to Articles,
Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling
and Servicing Agreement.  The definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing Agreement to "interest" on and "principal" of the
Mortgage Loans shall mean, with respect to the Sharia Mortgage Loans, amounts in respect profit payments and acquisition payments, respectively.

                                                ARTICLE II

                                      CONVEYANCE OF MORTGAGE LOANS;

                                    ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans.

         (a)      The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date).  In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the
Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the
Series Supplement).

         (b)      In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby (1) with respect to each Mortgage Loan (other than a
Cooperative Loan or a Sharia Mortgage Loan), deliver to the Master Servicer (or an Affiliate of the
Master Servicer) each of the documents or instruments described in clause (I)(ii) below (and the Master
Servicer shall hold (or cause such Affiliate to hold) such documents or instruments in trust for the use and benefit of all present and future Certificateholders), (2) with respect to each MOM Loan, deliver to and deposit with the Trustee, or the Custodian on behalf of the Trustee, the documents or instruments described in clauses (I)(i) and (v) below, (3) with respect to each Mortgage Loan that is not a MOM Loan but is registered on the MERS® System, deliver to and deposit with the Trustee, or to the Custodian on behalf of the Trustee, the documents or instruments described in clauses (I)(i), (iv) and (v) below, (4)
with respect to each Mortgage Loan that is not a MOM Loan and is not registered on the MERS® System, deliver to and deposit with the Trustee, or to the Custodian on behalf of the Trustee, the documents or instruments described in clauses (I)(i), (iii), (iv) and (v) below, and (5) with respect to each
Cooperative Loan and Sharia Mortgage Loan, the documents and instruments described in clause (II) and clause (III) below:

         (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan or a Sharia
Mortgage Loan):

                  (i)       The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related
         Mortgage Note;

                  (ii)     The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,
         with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

                  (iii)    The original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated
         thereon;

                  (iv)     The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee
         (or to MERS, if the Mortgage Loan is registered on the MERS® System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                  (v)      The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement

         (II) with respect to each Cooperative Loan so assigned:

                  (i)      The original Mortgage Note, endorsed without recourse to the order of the
         Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage
         Note;

                  (ii)     A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease
         to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee or a copy of such Cooperative Lease and
         Assignment of Proprietary Lease and copies of such intervening assignments;

                  (iii)    The related Cooperative Stock Certificate, representing the related
         Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank or copies thereof;

                  (iv)     The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan or a copy thereof;

                  (v)      The Security Agreement or a copy thereof;

                  (vi)     Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security
         Agreement and the Assignment of Proprietary Lease;

                  (vii)    Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the
         Security Agreement and the Assignment of Proprietary Lease;

                  (viii)   An executed assignment of the interest of the originator in the Security
         Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause
         (iv) above, showing an unbroken chain of title from the originator to the Trustee, or a copy thereof;

                  (ix)     The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan or a copy of each modification, assumption agreement or preferred loan agreement; and

                  (x)      A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans or copies thereof;

         (III) with respect to each Sharia Mortgage Loan so assigned:

                  (i)      The original  Obligation to Pay,  endorsed  without recourse in blank or to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the Person  endorsing it to the Trustee,  or with respect to any Destroyed  Obligation to Pay, an original  affidavit from the related Seller or Residential  Funding  stating that the original
         Obligation  to Pay  was  lost,  misplaced  or  destroyed,  together  with a copy  of the  related
         Obligation to Pay;

                  (ii)     The  original  Sharia  Mortgage  Loan  Security  Instrument,  with  evidence of recording  indicated  thereon or a copy of the Sharia  Mortgage  Loan  Security  Instrument  with evidence of recording indicated thereon;

                  (iii)    An original  Assignment and Amendment of Security  Instrument,  assigned to the
         Trustee with evidence of recording  indicated  thereon or a copy of such Assignment and Amendment of Security Instrument with evidence of recording indicated thereon;

                  (iv)     The original  recorded  assignment or assignments  of the Sharia  Mortgage Loan
         Security  Instrument  showing  an  unbroken  chain of title  from the  originator  thereof to the
         Person  assigning  it to the Trustee  with  evidence  of  recordation  noted  thereon or attached thereto,  or a copy of such  assignment  or  assignments  of the Sharia  Mortgage  Loan  Security
         Instrument with evidence of recording indicated thereon;

                  (v)      The original  Sharia Mortgage Loan  Co-Ownership  Agreement with respect to the related Sharia Mortgage Loan or a copy of such Sharia Mortgage Loan Co-Ownership Agreement; and

                  (vi)     The original of each modification or assumption agreement,  if any, relating to such Sharia Mortgage Loan or a copy of each modification or assumption agreement.

         (c)      The Company may, in lieu of delivering the original of the documents set forth in
Sections 2.01(b)(I)(iii), (iv) and (v), Sections (b)(II)(ii), (iv), (vii), (ix) and (x) and Sections
2.01(b)(III)(ii), (iii), (iv), (v) and (vi) (or copies thereof) to the Trustee or to the Custodian on behalf of the Trustee, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence.  Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Sections 2.01(b)(I)(iii),
(iv) and (v), Sections (b)(II)(ii), (iv), (vii), (ix) and (x) and Sections 2.01(b)(III)(ii), (iii),
(iv), (v) and (vi) (or copies thereof) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the
Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

         The parties hereto agree that it is not intended that any Mortgage Loan be included in the
Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan
Protection Act effective January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the
Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv)  a "High-Cost Home
Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

         (d)      Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage
Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of
(i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the
Company shall deliver or cause to be delivered to the Trustee or to the Custodian on behalf of the
Trustee a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Company (i) shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b),  except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b)
if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, (ii) shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clauses
(II)(vii) and (x), respectively, of Section 2.01(b) and (iii) shall promptly cause to be recorded in the appropriate public recording office for real property records the Assignment Agreement and Amendment of
Security Instrument referred to in clause (III)(iii) of Section 2.01(b).  If any Assignment, Assignment
Agreement and Amendment of Security Instrument, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute
Assignment, Assignment Agreement and Amendment of Security Instrument, Form UCC-3 or Form UCC-1, as
applicable, or cure such defect, as the case may be, and cause such Assignment or Assignment Agreement and Amendment of Security Instrument to be recorded in accordance with this paragraph.  The Company shall promptly deliver or cause to be delivered to the applicable person described in Section 2.01(b), any Assignment, substitute Assignment, Assignment Agreement and Amendment of Security Instrument or Form
UCC-3 or Form UCC-1, as applicable, (or copy thereof) recorded in connection with this paragraph, with evidence of recording indicated thereon at the time specified in Section 2.01(c).  In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative
Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         If the Company delivers to the Trustee or to the Custodian on behalf of the Trustee any
Mortgage Note, Obligation to Pay, Assignment Agreement and Amendment of Security Instrument or
Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note, Obligation to Pay, Assignment Agreement and Amendment of Security
Instrument and Assignment of Mortgage in the name of the Trustee in conjunction with the Interim
Certification issued by the Custodian, as contemplated by Section 2.02.

         In connection with the assignment of any Mortgage Loan registered on the MERS® System, the
Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the
Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of  Mortgage Loans which are repurchased in accordance with this
Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and
(b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such
Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         (e)      Residential Funding hereby assigns to the Trustee its security interest in and to any
Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans.  With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

         (f)      It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans
as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as
provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage
Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders.
Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any
Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company.  Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform
Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related
Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and
Cooperative Lease, (ii) with respect to each Sharia Mortgage Loan, the related Sharia Mortgage Loan
Security Instrument, Sharia Mortgage Loan Co-Ownership Agreement, Obligation to Pay and Assignment
Agreement and Amendment of Security Instrument, (iii) with respect to each Mortgage Loan other than a
Cooperative Loan or a Sharia Mortgage Loan, the related Mortgage Note and Mortgage, and (iv) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC
Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, any Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform
Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect
(including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts  or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any
Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as
evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential
Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the
Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

         (g)      The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly
Payment Fund.  The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial
Distribution Date.  Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the
Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

         (h)      The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan,
(iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection
Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.  The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

         Section 2.02.     Acceptance by Trustee.

         The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial
Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or the Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Custodial Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders.  The Trustee or Custodian (the Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each
Custodial File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan
Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate
(the "Interim Certification") to the effect that all documents required to be delivered pursuant to
Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage
Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.  Upon delivery of the Custodial Files by the Company or the Master
Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a
Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(c) above.

         If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Custodial File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company.  Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the
Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Custodial File held by it in respect of the items reviewed by it pursuant to the Custodial
Agreement.  If such omission or defect materially and adversely affects the interests of the
Certificateholders, the Master Servicer shall promptly notify Residential Funding of such omission or defect and request Residential Funding to correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if Residential Funding does not correct or cure such omission or defect within such period, require Residential Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase Price, within 90 days from the date the Master
Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  The
Purchase Price for any such Mortgage Loan shall be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Master Servicer, the Trustee or the
Custodian, as the case may be, shall release the contents of any related Mortgage File in its possession to the owner of such Mortgage Loan (or such owners' designee) and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in Residential Funding or its designee any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund.  It is understood and agreed that the obligation of Residential Funding to so cure or purchase any Mortgage
Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the
Trustee on behalf of the Certificateholders.

         Section 2.03.     Representations, Warranties and Covenants
                           of the Master Servicer and the Company.

         (a)      The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date:

                  (i)      The Master Servicer is a limited liability company duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii)     The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master
         Servicer's Certificate of Formation or Limited Liability Company Agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the
         Master Servicer or any of its assets;

                  (iii)    This Agreement, assuming due authorization, execution and delivery by the
         Trustee and the Company, constitutes a valid, legal and binding obligation of the Master
         Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv)     The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                  (v)      No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vi)     The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required
         Insurance Policy;

                  (vii)    No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master
         Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                  (viii)   The Master Servicer has examined each existing, and will examine each new,
         Subservicing Agreement and is or will be familiar with the terms thereof.  The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master
         Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02;
         and

                  (ix)     The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a)
shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon discovery by either the Company, the Master Servicer, the Trustee or the Custodian of a
breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under a Custodial Agreement).  Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

         (b)      Representations and warranties relating to the Mortgage Loans are set forth in Section
2.03(b) of the Series Supplement.

         Section 2.04.     Representations and Warranties of Residential Funding.

         The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan.  Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the
Certificateholders.  Upon the discovery by the Company, the Master Servicer, the Trustee or the
Custodian of a breach of any of the representations and warranties made in the Assignment Agreement
(which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under a Custodial Agreement).  The Master Servicer shall promptly notify Residential Funding of such breach and request that Residential Funding either (i) cure such breach in all material respects within
90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage
Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or
Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date;
provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within
90 days from the date the breach was discovered.  If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the
Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the
Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the
Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original
Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to
Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage
Note endorsed as required by Section 2.01.  No substitution will be made in any calendar month after the
Determination Date for such month.  Monthly Payments due with respect to Qualified Substitute Mortgage
Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the
Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding
Distribution Date.  For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master
Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage
Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the
Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the
Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage
Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of
Discount Fractions, to the Trustee.  Upon such substitution, the Qualified Substitute Mortgage Loan or
Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Assignment Agreement, and the
Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute
Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage
Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to
Section 4 of the Assignment Agreement.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).
Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.  Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the
Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase, or to substitute for, a Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders.  If the Master
Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement.  In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the
Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

         Section 2.05.     Execution and Authentication of Certificates/Issuance of Certificates
                           Evidencing Interests in REMIC I Certificates.

                  As provided in Section 2.05 of the Series Supplement.

         Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                           Acceptance by the Trustee.

                  As provided in Section 2.06 of the Series Supplement.

         Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II.

                  As provided in Section 2.07 of the Series Supplement.

         Section 2.08.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

         (a)      to sell the Certificates to the Company in exchange for the Mortgage Loans;

         (b)      to enter into and perform its obligations under this Agreement;

         (c)      to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (d)      subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the
Certificateholders.

                  The trust is hereby authorized to engage in the foregoing activities.
Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                               ARTICLE III

                                       ADMINISTRATION AND SERVICING
                                            OF MORTGAGE LOANS

         Section 3.01.     Master Servicer to Act as Servicer.

         (a)      The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the
Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master
Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the
Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the
MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement;
provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer.  Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage
Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section
1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal
Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series
Supplement to fail to qualify as a REMIC under the Code.  The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.  The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such
Mortgage Loan and had retained the servicing rights and obligations in respect thereof.  In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master
Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

         (b)      All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (c)      The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage
Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

         Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                           of Subservicers' and Sellers' Obligations.

         (a)      The Master Servicer may continue in effect Subservicing Agreements entered into by
Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans.  Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing
Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a
Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.  Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the
Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.
Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed.  A representative form of Subservicing Agreement is attached hereto as
Exhibit E.  With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related
Subservicing Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the
Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.  The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

         (b)      As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related
Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.
The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.  For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

         Section 3.03.     Successor Subservicers.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing
Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.  If the Master Servicer or any Affiliate of
Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a Subservicing
Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated
Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04.     Liability of the Master Servicer.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such
Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the
Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.  The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05.     No Contractual Relationship Between Subservicer and
                           Trustee or Certificateholders.

         Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the
Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in
Section 3.06.  The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

         Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

         (a)      If the Master Servicer shall for any reason no longer be the master servicer
(including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into.  The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master
Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

         (b)      The Master Servicer shall, upon request of the Trustee but at the expense of the
Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing
Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing
Agreement to the assuming party.

         Section 3.07.     Collection of Certain Mortgage Loan Payments;
                           Deposits to Custodial Account.

         (a)      The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  Consistent with the foregoing, the
Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master
Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.
Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.  In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the
Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance.  Consistent with the terms of this Agreement, the Master
Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master
Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the
Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable;  provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2)  the final maturity date for any
Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all
Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the
Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate
Insurer, if any.  In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a
Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

         (b)      The Master Servicer shall establish and maintain a Custodial Account in which the
Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i)      All payments on account of principal, including Principal Prepayments made by
         Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (ii)     All payments on account of interest at the Adjusted Mortgage Rate on the
         Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer
         Advance or of any REO Proceeds received in connection with an REO Property for which an REO
         Disposition has occurred;

                  (iii)    Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any
         related expenses of the Subservicer);

                  (iv)     All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03,
         2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage
         Loan pursuant to Section 2.03 or 2.04;

                  (v)      Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

                  (vi)     All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

                  (vii)    Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

                  (viii)   Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the
Mortgage Loans due on or before the Cut-off Date) and, unless otherwise set forth in the series supplement, payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account.  In the
event any amount not required to be deposited in the Custodial Account is so deposited, the Master
Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution
Amount for the Distribution Date in the month of receipt, but is not obligated to do so.  If the Master
Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c)      The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in
Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution)
and which shall not be sold or disposed of prior to their maturities.  All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage
Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

         (d)      The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

         Section 3.08.     Subservicing Accounts; Servicing Accounts.

         (a)      In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a
Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible
Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the
Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency.  The
Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement.  If the Subservicing
Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer shall not be required to deposit in the
Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.  On or before the date specified in the Program Guide, but in no event later than the
Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the
Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.  The Subservicer will also be required, pursuant to the
Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer.  This obligation to advance with respect to each
Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

         (b)      The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or
Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a
Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.  Any amounts paid by a
Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

         (c)      In addition to the Custodial Account and the Certificate Account, the Master Servicer
shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage
Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors.  Each Servicing Account shall satisfy the requirements for a Subservicing
Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master
Servicer, may also function as a Subservicing Account.  Withdrawals of amounts related to the Mortgage
Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing
Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the
Program Guide.  As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

         (d)      The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master
Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or
otherwise.

         Section 3.09.     Access to Certain Documentation and
                           Information Regarding the Mortgage Loans.

         If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the
Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the
supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer.  The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

         Section 3.10.     Permitted Withdrawals from the Custodial Account.

         (a)      The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                  (i)      to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                  (ii)     to reimburse itself or the related Subservicer for previously unreimbursed
         Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08,
         3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans
         (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and
         proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07)
         which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                  (iii)    to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the
         Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net
         Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                  (iv)     to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial
         Account that it is entitled to withdraw pursuant to Section 3.07(c);

                  (v)      to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section
         3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal
         Prepayment in Full is to be distributed to the Certificateholders;

                  (vi)     to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or
         any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal
         Balance or Purchase Price is determined;

                  (vii)    to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section
         3.07(a), to the extent the amount of the  Advance or Servicing Advance was added to the Stated
         Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

                  (viii)   to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or
         otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the
         Company) pursuant to the related Seller's Agreement;

                  (ix)     to reimburse itself for Servicing Advances expended by it (a) pursuant to
         Section 3.14 in good faith in connection with the restoration of property damaged by an
         Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii)
         above; and

                  (x)      to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

         (b)      Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related
Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by
Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

         (c)      The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a
Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination.  Such right of reimbursement in respect of a Nonrecoverable Advance relating to an
Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

         Section 3.11.     Maintenance of the Primary Insurance
                           Policies; Collections Thereunder.

         (a)      The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder.  To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a
Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary
Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary
Insurance Policy.  The Master Servicer shall be entitled to cancel or permit the discontinuation of any
Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan
is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date.  In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio
at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.  The Master Servicer shall not cancel or refuse to renew any such Primary Insurance
Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

         (b)      In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the
Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related
Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Section
3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance
Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

         Section 3.12.     Maintenance of Fire Insurance and
                           Omissions and Fidelity Coverage.

         (a)      The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a
Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;
provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis.  To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.  Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the
Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master
Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the
Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and
Liquidation Proceeds to the extent permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such
Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the
Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master
Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause.  Any such deposit by the
Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution
Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

         (b)      The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement.  The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or
Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac.  In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the
Program Guide and acceptable to the Company.  Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section
3.12(b) shall satisfy the requirements of this Section 3.12(b).

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                           Modification Agreements; Certain Assignments.

         (a)      When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or
Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing:

                  (i)      the Master Servicer shall not be deemed to be in default under this Section
         3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                  (ii)     if the Master Servicer determines that it is reasonably likely that any
         Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b)      Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage
Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such
Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series
Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance
Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan)
will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not
(based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan.  Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer.  Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan.  Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (c)      The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related
Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof.  Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (d)      Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of
Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the
Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan.  Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.14.     Realization Upon Defaulted Mortgage Loans.

         (a)      The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.  Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the
Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage
Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07.  In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide;
provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.  The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to
Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds,
Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds).  In the
event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master
Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

                  In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related
Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master
Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such
Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10.  Any other payment received by the Master Servicer in respect of such Additional
Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

                  For so long as the Master Servicer is the Master Servicer under the Credit Support
Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge
Agreement in accordance with such Agreement and in a manner that is in the best interests of the
Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section
3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such
Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to
Section 3.10.

                  Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such
Mortgage Loan in accordance with Sections 2.03 and 2.04.  However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan.  Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the
Trustee or the Custodian, as the case may be, shall release to the Master Servicer the related Custodial
File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

         (b)      If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the
Trustee or to its nominee on behalf of Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage
Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage
Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

         (c)      If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the
Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO
Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series
Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).  The Master
Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10.  Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section
860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (d)      The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any
Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with
Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net
Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

         (e)      In the event of a default on a Mortgage Loan one or more of whose obligors is not a
United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure
(together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

         Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

         (a)      Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related
Custodial File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Custodial File.  Within two Business Days of receipt of such certification and request, the
Trustee shall release, or cause the Custodian to release, the related Custodial File to the Master
Servicer.  The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS® System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the
Custodial Account or the Certificate Account.

         (b)      From time to time as is appropriate for the servicing or foreclosure of any Mortgage
Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a
Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the
Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Custodial File or any document therein to the Master Servicer.  The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the
Custodial Account or (ii) the Custodial File or such document has been delivered directly or through a
Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the
Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account.

         (c)      The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing
Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the
Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.16.     Servicing and Other Compensation; Compensating Interest.

         (a)      The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of
Section 3.10(a), subject to clause (e) below.  The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.  In the event that Liquidation
Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section
3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

         (b)      Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

         (c)      The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section
8.05) and the fees and expense of the Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

         (d)      The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

         (e)      Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest
(if any) for such Distribution Date.  Such reduction shall be applied during such period as follows:
first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to
Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to
Sections 3.07(c) or 4.01(b), respectively.  In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial
Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or
4.01(b).

         Section 3.17.     Reports to the Trustee and the Company.

         Not later than fifteen days after it receives a written request from the Trustee or the
Company, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a
Servicing Officer, setting forth the status of the Custodial Account as of the close of business on the immediately preceding Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

         Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a)
March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in Section 4.03(f)(ii) and (ii) a servicer compliance statement, signed by an authorized officer of the Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation
AB, to the effect that:

         (A)      A review of the Master Servicer's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

         (B)      To the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

         The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1122 and Item
1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

         Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the
Exchange Act and the rules and regulations of the Commission, the date on which the annual report on
Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish to the
Company and the Trustee the attestation required under Item 1122(b) of Regulation AB.  In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by
Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public
Accountants (rendered within one year of such statement) with respect to such Subservicers.

         Section 3.20.     Rights of the Company in Respect of the Master Servicer.

         The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations.  Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise.  The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the
Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential
Funding.  The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder;
provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee.  The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         Section 3.21.     Administration of Buydown Funds

         (a)      With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account").  The
Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the
Buydown Account the predetermined amount that, when added to the amount due on such date from the
Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the
Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

         (b)      If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage
Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement.  The amount of
Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan.  If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown
Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing
Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.  Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage
Loan.

         Section 3.22.     Advance Facility

         (a)      The Master Servicer is hereby authorized to enter into a financing or other facility
(any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this
Agreement.  No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing
Advances on the Master Servicer's behalf, the Master Servicer  shall remain obligated pursuant to this
Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement.  If the
Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement
Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement
Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the
Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility
Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section
3.22(b).  Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence.  An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or
Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a
Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding anything to the contrary herein, in no event shall Advance
Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available
Distribution Amount or distributed to Certificateholders.

         (b)      If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the
Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility
Notice"), providing the Trustee with written payment instructions as to where to remit Advance
Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of
Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the
Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice.  An
Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).  The Master Servicer shall provide the Certificate Insurer, if any, with notice  of any termination of any Advance Facility pursuant to this Section 3.22(b).

         (c)      Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or
Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the
Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s).
Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement.
Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee.
The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any
Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

         (d)      Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates and other documents reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility
Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance
Facilities pursuant to this Section 3.22.

         (e)      Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

                  (i)      Any successor  Master  Servicer to  Residential  Funding (a  "Successor  Master
         Servicer") and the Advancing  Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance with this Section 3.22(e) to the  reimbursement  of Advances and
         Servicing  Advances  in the  manner  provided  for  herein;  provided,  however,  that  after the succession  of a Successor  Master  Servicer,  (A) to the extent that any  Advances or  Servicing
         Advances  with  respect  to  any  particular  Mortgage  Loan  are  reimbursed  from  payments  or recoveries,  if any, from the related Mortgagor,  and Liquidation Proceeds or Insurance Proceeds,
         if any,  with  respect  to that  Mortgage  Loan,  reimbursement  shall  be  made,  first,  to the
         Advancing Person or Advance  Facility  Trustee in respect of Advances and/or  Servicing  Advances related to that Mortgage  Loan to the extent of the interest of the  Advancing  Person or Advance
         Facility  Trustee in such Advances and/or  Servicing  Advances,  second to the Master Servicer in respect of Advances and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility Trustee Person has an interest,  and third, to the  Successor  Master  Servicer  in  respect of any other  Advances  and/or  Servicing  Advances related to that Mortgage Loan,  from such sources as and when collected,  and (B)  reimbursements of Advances and Servicing  Advances that are  Nonrecoverable  Advances  shall be made pro rata to the  Advancing  Person or  Advance  Facility  Trustee,  on the one hand,  and any such  Successor
         Master  Servicer,  on the  other  hand,  on the  basis of the  respective  aggregate  outstanding unreimbursed  Advances  and  Servicing  Advances  that are  Nonrecoverable  Advances  owed to the
         Advancing  Person,  Advance  Facility Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances or  Servicing  Advances  shall have been made.  In the event that, as a result of the FIFO  allocation made pursuant to this Section  3.22(e),  some or all of a  Reimbursement  Amount paid to the  Advancing  Person or Advance  Facility  Trustee  relates to
         Advances or Servicing  Advances that were made by a Person other than Residential  Funding or the
         Advancing  Person or Advance  Facility  Trustee,  then the Advancing  Person or Advance  Facility
         Trustee  shall be  required  to remit any  portion  of such  Reimbursement  Amount to the  Person entitled to such portion of such  Reimbursement  Amount.  Without  limiting the generality of the foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the Advancing  Person or Advance  Facility  Trustee for all  Advances  and  Servicing  Advances  funded by  Residential
         Funding to the extent the related  Reimbursement  Amount(s)  have not been assigned or pledged to an Advancing  Person or Advance  Facility  Trustee.  The  documentation  establishing any Advance
         Facility  shall  require  Residential  Funding  to  provide to the  related  Advancing  Person or
         Advance  Facility  Trustee loan by loan  information  with respect to each  Reimbursement  Amount distributed  to such  Advancing  Person or Advance  Facility  Trustee on each date of  remittance thereof to such Advancing Person or Advance Facility  Trustee,  to enable the Advancing Person or
         Advance  Facility Trustee to make the FIFO allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

                  (ii)     By way of  illustration,  and  not by way of  limiting  the  generality  of the foregoing,  if the Master  Servicer  resigns or is terminated at a time when the Master  Servicer is a party to an Advance  Facility,  and is  replaced  by a Successor  Master  Servicer,  and the
         Successor  Master  Servicer  directly  funds  Advances or  Servicing  Advances  with respect to a
         Mortgage  Loan and does not assign or pledge the  related  Reimbursement  Amounts to the  related
         Advancing  Person or Advance  Facility  Trustee,  then all payments and recoveries  received from the related  Mortgagor  or  received in the form of  Liquidation  Proceeds  with  respect to such
         Mortgage Loan (including  Insurance  Proceeds  collected in connection with a liquidation of such
         Mortgage  Loan) will be  allocated  first to the  Advancing  Person or Advance  Facility  Trustee
         until the related  Reimbursement  Amounts attributable to such Mortgage Loan that are owed to the
         Master  Servicer  and the  Advancing  Person,  which were made prior to any Advances or Servicing
         Advances  made by the Successor  Master  Servicer,  have been  reimbursed in full, at which point the  Successor  Master  Servicer  shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected  with  respect to that  Mortgage  Loan  pursuant to Section  3.10 of this
         Agreement.  To the extent that the Advances or Servicing  Advances  are  Nonrecoverable  Advances
         to be  reimbursed  on an  aggregate  basis  pursuant  to  Section  3.10  of this  Agreement,  the reimbursement  paid in this  manner  will be made pro rata to the  Advancing  Person  or  Advance
         Facility  Trustee,  on the one hand,  and the Successor  Master  Servicer,  on the other hand, as described in clause (i)(B) above.

         (f)      The Master  Servicer  shall  remain  entitled  to be  reimbursed  for all  Advances  and
Servicing  Advances  funded by the  Master  Servicer  to the extent the  related  rights to be  reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

         (g)      Any  amendment  to this Section 3.22 or to any other  provision of this  Agreement  that may be  necessary or  appropriate  to effect the terms of an Advance  Facility as  described  generally in this Section 3.22,  including  amendments to add provisions  relating to a successor Master Servicer,  may be entered into by the Trustee,  the  Certificate  Insurer,  Company and the Master  Servicer  without the consent of any  Certificateholder,  with written  confirmation  from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the  Certificates  below the lesser of the then current or original  ratings on such  Certificates,  and an opinion of counsel as required by Section
11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

         (h)      Any rights of set-off that the Trust Fund,  the  Trustee,  the  Company,  any  Successor
Master  Servicer  or any other  Person  might  otherwise  have  against  the  Master  Servicer  under this
Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

         (i)      At any  time  when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or
Servicing  Advances (as the case may be) and the  Advancing  Person or related  Advance  Facility  Trustee shall have received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances  and/or
Servicing  Advances  (as the case may be) the  right to  reimbursement  for  which  were  assigned  to the
Advancing  Person,  then upon the  delivery of a written  notice  signed by the  Advancing  Person and the
Master Servicer or its successor or assign) to the Trustee  terminating  the Advance  Facility Notice (the
"Notice of Facility  Termination"),  the Master  Servicer or its Successor  Master Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to
Section 3.10.

         (j)      After delivery of any Advance Facility Notice, and until any such Advance Facility
Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

                                                ARTICLE IV

                                      PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account.

         (a)      The Master Servicer on behalf of the Trustee shall establish and maintain a
Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding
Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to
Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to
Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v)
all other amounts constituting the Available Distribution Amount for the immediately succeeding
Distribution Date.

         (b)      The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in
Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the
Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such
Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution
Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity.  Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the
Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.  The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain
Permitted Investments.

         Section 4.02.     Distributions.

                           As provided in Section 4.02 of the Series Supplement.

         Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
Reporting.

         (a)      Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable.  This statement will include the information set forth in an exhibit to the Series
Supplement.  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail.  The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders.  The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification.  In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.  Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the
Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating
Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

         (b)      Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (v) and (vi) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such
Person was a Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master
Servicer pursuant to any requirements of the Code.

         (c)      Within a reasonable period of time after it receives a written request from a Holder of a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a
Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such
Person was the Holder of a Class R Certificate.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the
Master Servicer pursuant to any requirements of the Code.

         (d)      Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

         (e)      The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.  In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II)
copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a
Responsible Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a
Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the
Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the
Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

         (f)      Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

                  (i)      A certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in
         compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

                  (ii)     A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master
         Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant Commission regulations, as described in Item 1122(a)
         of Regulation AB.  The Master Servicer shall obtain from all other parties participating in the servicing function any required assessments.

                  (iii)    With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in
         Regulation 1122(b) of Regulation AB and Section 3.19.

                  (iv)     The servicer compliance certificate required to be delivered pursuant
         Section 3.18.

         (g)      In connection with the Form 10-K Certification, the Trustee shall provide the Master
Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

         (h)      This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

         (i)      The Trustee shall make available on the Trustee's internet website each of the reports filed with the Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

         Section 4.04.     Distribution of Reports to the Trustee and
                           the Company; Advances by the Master Servicer.

         (a)      Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to any Certificate Insurer and Certificateholders by the Master Servicer
on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a).  The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

         (b)      On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the
Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master
Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage
Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or
(iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such
Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master
Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future
Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account
Deposit Date shall be less than payments to Certificateholders required to be made on the following
Distribution Date.  The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such
Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.  The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any
Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due
Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time.  Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate of the Master Servicer delivered to the Company and the Trustee.

         If the Master Servicer determines as of the Business Day preceding any Certificate Account
Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the
Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M.,
New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing
(by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate
Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the
Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the
Certificate Account.

         Section 4.05.     Allocation of Realized Losses.

         As provided in Section 4.05 of the Series Supplement.

         Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

         (a)      With respect to any Mortgage Loan that is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase
Price therefor; provided, that such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent
Calendar Quarter.

         (b)      If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the
Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer, without recourse, to the Master
Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage
Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         If,  however,  the Master  Servicer  shall have exercised its right to repurchase a Mortgage Loan pursuant  to this  Section  4.07  upon the  written  request  of and with  funds  provided  by the  Junior
Certificateholder  and  thereupon  transferred  such Mortgage  Loan to the Junior  Certificateholder,  the
Master Servicer shall so notify the Trustee in writing.

         Section 4.08.     Surety Bond.

         (a)      If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety
Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety.  The Master
Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

         (b)      Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of
Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

         (c)      The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any
Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                                ARTICLE V

                                             THE CERTIFICATES

         Section 5.01.     The Certificates.

         (a)      The Senior, Class X, Class M, Class B, Class P, Class SB and Class R Certificates
shall be substantially in the forms set forth in Exhibits A, A-I, B, C, C-I, C-II and D, respectively, or such other form or forms as shall be set forth in the Series Supplement, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01.  The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

         The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such
Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

         (b)      Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein.  The Holders of the Book-Entry
Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to
Definitive Certificates in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate
Owner.  Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry
Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of
Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different
Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository and the Trustee of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the
Depository Participants holding beneficial interests in the Book-Entry Certificates agree to such termination through the Depository, the Trustee shall notify all Certificate Owners, through the
Depository, of the occurrence of any such event and of the availability of Definitive Certificates to
Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the Definitive Certificates.  In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's
Percentage Interest in the related Class of Certificates.  In order to make such a request, such
Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent
Percentage Interest in fully registered definitive form.  Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal
Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the
Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal
Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate
Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive
Certificate.

         None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates, the Trustee and the Master
Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (c)      If the Class A-V Certificates are Definitive Certificates, from time to time
Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's
Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated
Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange.  Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular
Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests
corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a
Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the
Certificate Registrar for authentication and delivery in accordance with Section 5.01(a).  Every
Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the
Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the
Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing.  The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

         Section 5.02.     Registration of Transfer and Exchange of Certificates.

         (a)      The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The
Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

         (b)      Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M,
Class B, Class P or Class R Certificate, upon satisfaction of the conditions set forth below, the
Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

         (c)      At the option of the Certificateholders, Certificates may be exchanged for other
Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage
Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any
Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d)      No transfer, sale, pledge or other disposition of a Class B Certificate or Class P
Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that a transfer of a Class B
Certificate or Class P Certificate is to be made either (i)(A) the Trustee shall require a written
Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of
Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the
Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the
Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H (with respect to any Class B Certificate) or Exhibit G-1 (with respect to any Class P Certificate) hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the
Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer;
provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the
Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the
Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

         (e)      (i)      In the case of any Class B, Class P or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an
                  Opinion of Counsel addressed to the Trustee, the Company and the Master Servicer,
                  acceptable to and in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such Class B, Class P or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974,
                  as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master
                  Servicer to any obligation or liability (including obligations or liabilities under
                  ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the
                  Master Servicer or (B) the prospective Transferee shall be required to provide the
                  Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate or Class P
                  Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition
                  (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an
                  "insurance company general account" (as defined in U.S. Department of Labor Prohibited
                  Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in
                  Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").
                  (ii)     Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, as
                  most recently amended, PTE 2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "RFC
                  Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's,
                  Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

                  (iii)    (A)  If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii)
                  acquired such Certificate in compliance with the RFC Exemption, or (iii) is a
                  Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such
                  Transfer of such Class M Certificate.  The Trustee shall be under no liability to any
                  Person for making any payments due on such Certificate to such preceding Transferee.

                           (B)      Any purported Certificate Owner whose acquisition or holding of any
                  Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund
                  from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         (f)      (i)  Each Person who has or who acquires any Ownership Interest in a Class R
Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                           (A)      Each Person holding or acquiring any Ownership Interest in a Class R
                  Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                           (B)      In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section
                  5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                           (C)      Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R
                  Certificate to such proposed Transferee shall be effected.

                           (D)      Each Person holding or acquiring any Ownership Interest in a Class R
                  Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a
                  Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                           (E)      Each Person holding or acquiring an Ownership Interest in a Class R
                  Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an
                  Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                  (ii)     The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.  Transfers of the Class R Certificates to Non-United States Persons and
         Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                  (iii)    (A)      If any Disqualified Organization shall become a holder of a Class R
         Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury
         Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.
         The Trustee shall be under no liability to any Person for any registration of Transfer of a
         Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                           (B)      If any purported Transferee shall become a Holder of a Class R
                  Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R
                  Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
                  Certificate to a purchaser selected by the Master Servicer on such terms as the Master
                  Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.
                  Such purchaser may be the Master Servicer itself or any Affiliate of the Master
                  Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                  (iv)     The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a
         Disqualified Organization, including the information regarding "excess inclusions" of such
         Class R Certificates required to be provided to the Internal Revenue Service and certain
         Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and
         (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                  (v)      The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the
         Trustee the following:

                           (A)      written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating
                  Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing
                  Date by such Rating Agency; and

                           (B)      subject to Section 10.01(f), an Officers' Certificate of the Master
                  Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a
                  Person that is a Disqualified Organization or (y) a Certificateholder or another
                  Person to be subject to a REMIC-related tax caused by the Transfer of a Class R
                  Certificate to a Person that is not a Permitted Transferee.

         (g)      No service charge shall be made for any transfer or exchange of Certificates of any
Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (h)      All Certificates surrendered for transfer and exchange shall be destroyed by the
Certificate Registrar.

         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new
Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding.  Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the
Certificate Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Company, the
Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the
Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may
treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar
shall be affected by notice to the contrary except as provided in Section 5.02(f).

         Section 5.05.     Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to the
Certificateholders pursuant to Section 4.02.  In the event of any such appointment, on or prior to each
Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the
Certificateholders.

         The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

         Section 5.06.     U.S.A. Patriot Act Compliance.

         In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee may obtain and verify certain information from the other parties hereto, including but not limited to such parties'
name, address and other identifying information.

                                                ARTICLE VI

                                   THE COMPANY AND THE MASTER SERVICER

         Section 6.01.     Respective Liabilities of the Company and the Master Servicer.

         The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein.  By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section
10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 6.02.     Merger or Consolidation of the Company or the Master Servicer; Assignment of
                           Rights and Delegation of Duties by Master Servicer.

         (a)      The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation and as a limited liability company under the laws of the state of its organization, respectively, and shall each obtain and preserve its qualification to do business as a foreign corporation or other Person in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b)      Any Person into which the Company or the Master Servicer may be merged or  converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master
Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in this Section 6.02(b) to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Master Servicer (or the Company, as applicable) shall notify each Rating Agency and the Trustee in writing of any such merger, conversion or consolidation at least 30 days prior to the effective date of such event.

         (c)      Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement;
provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured
Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating
Agency).  In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.  Notwithstanding the foregoing, in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section 9.01(a), its rights to purchase the Mortgage Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

         Section 6.03.     Limitation on Liability of the Company,
                           the Master Servicer and Others.

         Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the
Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the
Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or
Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder.  In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section
3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

         Section 6.04.     Company and Master Servicer Not to Resign.

         Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                               ARTICLE VII

                                                 DEFAULT

         Section 7.01.     Events of Default.

         Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i)      the Master Servicer shall fail to deposit or cause to be deposited into the
         Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the
         Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the
         Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                  (ii)     the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the
         Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the
         Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders
         of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                  (iii)    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (iv)     the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                  (v)      the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi)     the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the
Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder.  If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the
Company, immediately terminate all of the rights and obligations of the Master Servicer under this
Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder as provided in Section 4.04(b).  On or after the receipt by the Master
Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master
Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the
Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage
Loans.  No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding any termination of the activities of Residential Funding in its capacity as
Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential
Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and
(vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential
Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.
Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

         Section 7.02.     Trustee or Company to Act; Appointment of Successor.

         (a)      On and after the time the Master Servicer receives a notice of termination pursuant to
Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the
Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and
2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c)
and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master
Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the
Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial
Account or the Certificate Account.  If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a
Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than
$10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder.  The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master
Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.  The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

         (b)  In connection with the termination or resignation of the Master Servicer hereunder, either
(i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master
Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing
MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from
MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage
Loan on the MERS® System to the successor Master Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master
Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b).  The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 7.03.     Notification to Certificateholders.

         (a)      Upon any such termination or appointment of a successor to the Master Servicer, the
Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

         (b)      Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04.     Waiver of Events of Default.

         The Holders representing at least 66% of the Voting Rights affected by a default or Event of
Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or
Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of
Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section
7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i) or (ii).
Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of
Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                               ARTICLE VIII

                                          CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee.

         (a)      The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b)      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01.  The
Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement.  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a
REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the
Trustee and are reasonably within the scope of its duties under this Agreement.

         (c)      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct;
provided, however, that:

                  (i)      Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the
         Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the
         Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                  (ii)     The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii)    The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
         Certificateholders of any Class holding Certificates which evidence, as to such Class,
         Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv)     The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an
         Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its
         Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                  (v)      Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d)      The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02.     Certain Matters Affecting the Trustee.

         (a)      Except as otherwise provided in Section 8.01:

                  (i)      The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii)     The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii)    The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the
         Certificateholders, pursuant to the provisions of this Agreement, unless such
         Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv)     The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v)      Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any
         Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%;
         provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                  (vi)     The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                  (vii)    To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the
         Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master
         Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b)      Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions"
imposed under Section 860F(a) of the Code).

         Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the execution of the
Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS® System.  Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates
or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial
Account or the Certificate Account by the Company or the Master Servicer.

         Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of
Certificates with the same rights it would have if it were not Trustee.

         Section 8.05.     Master Servicer to Pay Trustee's Fees
                           and Expenses; Indemnification.

         (a)      The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         (b)      The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the
Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section 2.01(c) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

                  (i)      with respect to any such claim, the Trustee shall have given the Master
         Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii)     while maintaining control over its own  defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                  (iii)    notwithstanding anything in this Agreement to the contrary, the Master
         Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall  not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the
Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this
Section 8.05(b) shall not be available (A) for any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

         Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the short-term rating of such institution shall be A-1 in the case of Standard & Poor's if Standard & Poor's is a Rating Agency.  If
such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07.     Resignation and Removal of the Trustee.

         (a)      The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b)      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition, in the event that the Company determines that the
Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above other than any failure to comply with the provisions of Article XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the
Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

         (c)      The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d)      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

         Section 8.08.     Successor Trustee.

         (a)      Any successor trustee appointed as provided in  Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee all Custodial Files and related documents and statements held by it hereunder (other than any Custodial Files at the time held by a
Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master
Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b)      No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section
8.06.

         (c)      Upon acceptance of appointment by a successor trustee as provided in this Section, the
Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Company fails to mail such notice within
10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.09.     Merger or Consolidation of Trustee.

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

         Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

         (a)      Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         (b)      In the case of any appointment of a co-trustee or separate trustee pursuant to this
Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c)      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

         (d)      Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11.     Appointment of the Custodian.

         The Trustee may, with the consent of the Master Servicer and the Company, or shall, at the direction of the Company and the Master Servicer, appoint custodians who are not Affiliates of the
Company, the Master Servicer or any Seller to hold all or a portion of the Custodial Files as agent for the Trustee, by entering into a Custodial Agreement.  Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement with respect to the Custodial Files and to enforce the terms and provisions thereof against the related custodian for the benefit of the Certificateholders.
Each custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Custodial File.  Each Custodial Agreement, with respect to the
Custodial Files, may be amended only as provided in Section 11.01.  The Trustee shall notify the
Certificateholders of the appointment of any custodian (other than the custodian appointed as of the
Closing Date) pursuant to this Section 8.11.

         Section 8.12.     Appointment of Office or Agency.

         The Trustee will maintain an office or agency in the United States at the address designated in
Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the
Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                                ARTICLE IX

                           TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

         Section 9.01.     Optional Purchase by the Master Servicer of All Certificates; Termination Upon
                           Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

         (a)      Subject to Section 9.02, the respective obligations and responsibilities of the
Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to
Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth)
shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                  (i)      the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100%
         of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal)
         on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified
         Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
         States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master
         Servicer, to avoid disqualification of any portion of any REMIC formed under the Series
         Supplement as a REMIC.  The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the
         Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

         The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution
Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans.  In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal
Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate
Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate
Interest.  If the Master Servicer exercises this right to purchase the outstanding Certificates, the
Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

         (b)      The Master Servicer shall give the Trustee not less than 40 days' prior notice of the
Distribution Date on which the Master Servicer anticipates that the final distribution will be made to
Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the
Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates).  Notice of any termination specifying the anticipated Final Distribution Date
(which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the
Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the
15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                  (i)      the anticipated Final Distribution Date upon which final payment of the
         Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the
         Distribution Date on which such purchase is to be made,

                  (ii)     the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

                  (iii)    that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the
         Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the
         Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master
Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the
Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the
Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the
Certificates, computed as above provided, and provide notice of such deposit to the Trustee.  The
Trustee will withdraw from such account the amount specified in subsection (c) below.

         (c)      In the case of the Senior Certificates, upon presentation and surrender of the
Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the
Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows:  (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this
Section) over the total amount distributed under the immediately preceding clause (A).  Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with
Article IX.

         (d)      If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to
Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the
Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the
Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining
Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such
Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

         (e)      If any Certificateholders do not surrender their Certificates on or before the
Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such
Certificateholders to surrender their Certificates for payment of the purchase price therefor.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the
Holders of such Certificates concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01.  Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.  Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.  The Master
Servicer shall be for all purposes the Holder thereof as of such date.

         Section 9.02.     Additional Termination Requirements.

         (a)      Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master
Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the
Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this
Section 9.02 will not (i) result in the imposition on the Trust  Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i)      The Master Servicer shall establish a 90-day liquidation period for each such
         REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

                  (ii)     The Master Servicer shall notify the Trustee at the commencement of such
         90-day liquidation period and, at or prior to the time of making of the final payment on the
         Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the
         Trust Fund in accordance with the terms hereof; and

                  (iii)    If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

         (b)      Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

         Section 9.03.     Termination of Multiple REMICs.

         If the REMIC  Administrator  makes two or more separate REMIC  elections,  the  applicable  REMIC shall be  terminated on the earlier of the Final  Distribution  Date and the date on which it is deemed to receive the last deemed  distributions on the related  Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                                ARTICLE X

                                             REMIC PROVISIONS

         Section 10.01.    REMIC Administration.

         (a)      The REMIC Administrator shall make an election to treat the Trust Fund as one or more
REMICs under the Code and, if necessary, under applicable state law.  The assets of each such REMIC will be set forth in the Series Supplement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the
"regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section
10.03 of the Series Supplement.  The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

         (b)      The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

         (c)      The REMIC Administrator shall hold a Class R Certificate representing a 0.01%
Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d)
and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the
Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC
Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed
$3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

         (d)      The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax
Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.  The REMIC Administrator agrees to indemnify and hold harmless the
Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC
Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

         (e)      The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R
Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC
Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

         (f)      The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC
Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so).  The Master Servicer
and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could
(i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or
(ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a
REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of
Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master
Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master
Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action
(whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an
Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such
REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur.  The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator.  At all times as may be required by the Code, the Master
Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section
860G(a)(5) of the Code.

         (g)      In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the
Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master
Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s)
following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued
Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a
Prepayment Interest Shortfall.

         (h)      The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i)      Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the
Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j)      Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k)      Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations,
the "latest possible maturity date" by which the Certificate Principal Balance of each Class of
Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest
(other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any)
and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and
Interest.

         (l)      Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment
Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

         (m)      Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage
Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of
Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

         (a)      The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator
and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

         (b)      The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master
Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the
Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

         (c)      The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC
Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the
Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

         Section 10.03.    Designation of REMIC(s).

         As provided in Section 10.03 of the Series Supplement.

         Section 10.04.    Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

         As provided in Section 10.04 of the Series Supplement.

         Section 10.05.    Compliance with Withholding Requirements.

         As provided in Section 10.05 of the Series Supplement.

                                                ARTICLE XI

                                         MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment.

         (a)      This Agreement or any Custodial Agreement may be amended from time to time by the
Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                  (i)      to cure any ambiguity,

                  (ii)     to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                  (iii)    to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                  (iv)     to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series
         Supplement), such determination shall be made without giving effect to the Certificate Policy
         (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

                  (v)      to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the
         "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the
         Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not
         (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

                  (vi)     to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an
         Opinion of Counsel, adversely affect in any material respect the interests of any
         Certificateholder or

                  (vii)    to amend any provision herein or therein that is not material to any of the
         Certificateholders.

         (b)      This Agreement or any Custodial Agreement may also be amended from time to time by the
Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a
Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such
Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such
Class; provided, however, that no such amendment shall:

                  (i)      reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such
         Certificate,

                  (ii)     reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

         (c)      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel
(subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         (d)      Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder.  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e)      The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class
B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund.  To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the
Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section
1.860G-2(h) as it reads as of the Cut-off Date.  In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the
Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains
(subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the
Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificate is outstanding.  In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by GMAC LLC, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case
Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

         Section 11.02.    Recordation of Agreement; Counterparts.

         (a)      To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master
Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of
Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an
Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         (b)      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03.    Limitation on Rights of Certificateholders.

         (a)      The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

         (b)      No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the
Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c)      No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this
Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any
Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be.  For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04.    Governing Law.

         This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05.    Notices.

         As provided in Section 11.05 of the Series Supplement.

         Section 11.06.    Required Notices to Rating Agency and Subservicer.

         The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating
Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,
(ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1),  or
(i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

                  (a)      a material change or amendment to this Agreement,

                  (b)      the occurrence of an Event of Default,

                  (c)      (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the
         Trustee,

                  (d)      the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

                  (e)      the statement required to be delivered to the Holders of each Class of
         Certificates pursuant to Section 4.03,

                  (f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

                  (g)      (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

                  (h)      the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

                  (i)      the occurrence of the Final Distribution Date, and

                  (j)      the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d),
(g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the
Subservicer, if applicable, of any such event known to the Master Servicer.

         Section 11.07.    Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.08.    Supplemental Provisions for Resecuritization.

         This Agreement may be supplemented by means of the addition of a separate Article hereto (a
"Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances.  With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such
Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring
Vehicle") to be held by the Trustee pursuant to a Supplemental Article.  The instrument adopting such
Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby.  To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the
Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

         Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof.  In connection with each
Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that
(i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in
Section 860G(d) of the Code).

         Section 11.09.    Allocation of Voting Rights.

         As provided in Section 11.09 of the Series Supplement.

         Section 11.10.    No Petition.

         As provided in Section 11.10 of the Series Supplement.

                                               ARTICLE XII

                                      COMPLIANCE WITH REGULATION AB

         Section 12.01.    Intent of the Parties; Reasonableness.

                  The  Company,  the  Trustee  and the  Master  Servicer  acknowledge  and agree  that the purpose of this Article XII is to facilitate  compliance by the Company with the  provisions of Regulation
AB and related  rules and  regulations  of the  Commission.  The Company  shall not  exercise its right to request delivery of information or other  performance  under these provisions other than in good faith, or for  purposes  other  than  compliance  with the  Securities  Act,  the  Exchange  Act and the  rules  and regulations  of the  Commission  under  the  Securities  Act  and the  Exchange  Act.  Each of the  Master
Servicer and the Trustee  acknowledges  that  interpretations  of the  requirements  of  Regulation AB may change  over  time,  whether  due to  interpretive  guidance  provided  by the  Commission  or its  staff, consensus among participants in the mortgage-backed  securities markets,  advice of counsel, or otherwise, and  agrees to comply  with  reasonable  requests  made by the  Company  in good  faith  for  delivery  of information  under these  provisions on the basis of evolving  interpretations  of Regulation  AB. Each of the  Master  Servicer  and the  Trustee  shall  cooperate  reasonably  with the  Company to deliver to the
Company  (including  any of its assignees or  designees),  any and all  disclosure,  statements,  reports, certifications,  records and any other information  necessary in the reasonable,  good faith determination of the Company to permit the Company to comply with the provisions of Regulation AB.

         Section 12.02.    Additional Representations and Warranties of the Trustee.

                  (a)      The Trustee  shall be deemed to represent  and warrant to the Company as of the
Closing  Date and on each date on which  information  is  provided to the Company  under  Sections  12.01,
12.02(b) or 12.03 that,  except as disclosed in writing to the Company  prior to such date:  (i) it is not aware and has not received notice that any default,  early  amortization or other  performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the  Trustee;  (ii)
there are no  aspects  of its  financial  condition  that  could  have a  material  adverse  effect on the performance  by  it  of  its  trustee  obligations  under  this  Agreement  or  any  other  Securitization
Transaction as to which it is the trustee;  (iii) there are no material legal or governmental  proceedings pending  (or known to be  contemplated)  against it that would be  material  to  Certificateholders;  (iv)
there are no  relationships  or  transactions  (as described in Item 1119(b) of Regulation AB) relating to the Trustee with respect to the Company or any sponsor,  issuing entity,  servicer,  trustee,  originator, significant  obligor,  enhancement  or support  provider or other material  transaction  party (as each of such terms are used in  Regulation  AB) relating to the  Securitization  Transaction  contemplated  by the
Agreement,  as  identified  by the  Company to the  Trustee in writing as of the  Closing  Date  (each,  a
"Transaction  Party")  that are  outside the  ordinary  course of business or on terms other than would be obtained in an arm's length  transaction  with an unrelated  third  party,  apart from the  Securitization
Transaction,  and that are  material to the  investors'  understanding  of the  Certificates;  and (v) the
Trustee is not an  affiliate  (as  contemplated  by Item  1119(a)  of  Regulation  AB) of any  Transaction
Party.  The Company  shall notify the Trustee of any change in the identity of a  Transaction  Party after the Closing Date.

                  (b)      If so  requested by the Company on any date  following  the Closing  Date,  the
Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation and  warranty  is not  accurate  as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Company.  Any such  request  from the  Company  shall  not be given  more than once each calendar  quarter,  unless the Company shall have a reasonable  basis for  questioning the accuracy of any of the representations and warranties.

         Section 12.03.    Information to Be Provided by the Trustee.

                  For so long as the  Certificates  are  outstanding,  for the purpose of  satisfying  the
Company's  reporting  obligation  under the Exchange Act with  respect to any class of  Certificates,  the
Trustee  shall  provide  to the  Company a written  description  of  (a) any  litigation  or  governmental proceedings  pending  against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and  (b)  any  affiliations  or  relationships  (as  described  in  Item  1119 of
Regulation AB) that develop  following the Closing Date between the Trustee and any  Transaction  Party of the type  described in Section  12.02(a)(iv)  or 12.02(a)(v) as of the last day of each calendar year. Any descriptions  required  with  respect to legal  proceedings,  as well as updates  to  previously  provided descriptions,  under  this  Section  12.03  shall be given no later than five  Business  Days prior to the
Determination  Date  following  the  month in  which  the  relevant  event  occurs,  and any  notices  and
descriptions  required  with  respect  to  affiliations,   as  well  as  updates  to  previously  provided
descriptions,  under this  Section  12.03  shall be given no later than  January 31 of the  calendar  year following the year in which the relevant event occurs.  As of the related  Distribution  Date with respect to each Report on Form 10-D  with respect to the  Certificates  filed by or on behalf of the Company,  and as of March 15  preceding  the date each Report on Form 10-K with  respect to the  Certificates  is filed, the Trustee  shall be deemed to represent  and warrant  that any  information  previously  provided by the
Trustee under this Article XII is materially  correct and does not have any material  omissions unless the
Trustee has  provided  an update to such  information.  The  Company  will allow the Trustee to review any disclosure  relating to material  litigation  against the Trustee prior to filing such disclosure with the
Commission to the extent the Company changes the information provided by the Trustee.

         Section 12.04.    Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Trustee shall:

         (a)      deliver to the Company a report (in form and substance reasonably satisfactory to the
Company) regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

         (b)      deliver to the Company a report of a registered public accounting firm satisfying the requirements of Rule 2-01 of Regulation S-X under the Securities Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of
Regulation S-X under the Securities Act and the Exchange Act.

         Section 12.05.    Indemnification; Remedies.

         (a)      The Trustee shall indemnify the Company, each affiliate of the Company, the Master
Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement  of a material  fact  contained or alleged to be contained in any information,  report, certification,  accountants' attestation or other material provided under this Article XII by or on behalf of the Trustee (collectively,  the "Trustee  Information"),  or (B)
the  omission or alleged  omission  to state in the Trustee  Information  a material  fact  required to be stated in the Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading; or

                           (ii)     any  failure  by the  Trustee  to  deliver  any  information,  report, certification  or other  material when and as required under this Article XII, other than a failure by the
Trustee to deliver an accountants' attestation.

         (b)      In the case of any failure of performance described in clause (ii) of
Section 12.05(a), as well as a failure to deliver an accountants' attestation, the Trustee shall
(i) promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' attestation or other material not delivered by the
Trustee as required and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

         (c)      The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the
Trustee and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Company or Master Servicer for inclusion in any report filed with Commission under the Exchange Act (collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d)      Notwithstanding any provision in this Section 12.05 to the contrary, the parties agree that none of the Trustee, the Company or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                                EXHIBIT A

    FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V]
                                               CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY, A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,
OR PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL
INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS
CERTIFICATE IS ___________ __, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE
PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT
PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE
THAN $[          ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL
AMOUNT], THE YIELD TO MATURITY IS [      ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL
PERIOD IS NO MORE THAN $[              ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL
BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD.  NO REPRESENTATION IS MADE THAT THE
MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS
TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                                              [        %][Variable] Pass-Through Rate [based on a
                                                             Notional Amount]
Class A-     Senior
Date of Pooling and Servicing                                [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                                          Aggregate Initial [Certificate Principal Balance]
                                                             [[Interest Only/Class A-V] Notional Amount] [Subclass
First Distribution Date:                                     Notional Amount] of the Class A-     Certificates:
_________ 25, ____
                                                             [Initial] [Certificate Principal
Master Servicer:                                             Balance] [Interest Only/Class A-V] [Subclass]
Residential Funding                                          Notional Amount] of this Certificate:
Company, LLC                                                 $                          ]

Assumed Final                                                CUSIP 76110F-
Distribution Date:
___________ 25, ____
                              MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                             SERIES ____-___

                  evidencing a  percentage  interest in the  distributions  allocable to
                  the Class A-      Certificates with respect to a Trust Fund consisting
                  primarily  of a  pool  of  [conventional  one-  to  four-family  fixed interest rate first  mortgage  loans]  formed and sold by  RESIDENTIAL
                  ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC
Mortgage Group, LLC or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that                                                            is the
registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the
[Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this
Certificate by the aggregate [Initial Certificate Principal Balance of all Class A-       Certificates]
[Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the
"Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the
"Distribution Date"), commencing as described in the Agreement, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a
Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of
interest and principal, if any)] required to be distributed to Holders of Class A-     Certificates on
such Distribution Date.  [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V]
Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the
Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest
Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]-
Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the
Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest
Only/Class A-V]-   Certificates immediately prior to such date.] [The [Interest Only/Class A-V][-  ]
Certificates have no Certificate Principal Balance.]

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose.  The [Initial Certificate
Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional
Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

                  This Certificate is one of a duly authorized issue of Certificates issued in several
Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the
Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the
Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.
Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this
Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in
Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any
agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the
Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the
State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust
Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The
Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate
Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [_________________________],
                                                       as Trustee

                                                     By:__________________________________
                                                            Authorized Signatory

                                      CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-___ Certificates referred to in the within-mentioned
Agreement.

                                                     [___________________________],
                                                            as Certificate Registrar

                                                     By:__________________________________
                                                            Authorized Signatory

                                                ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
____________________________________________________________________________ (Please  print  or  typewrite name and address  including  postal zip code of  assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes the transfer of  registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:__________________________________________________________________________________________________
__________________________________________________________________________________________________________

                                                     _____________________________________________________
Dated:                                               Signature by or on behalf of assignor

                                                     _____________________________________________________
                                                            Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds  to ______________________________________________________________________________ for  the  account of ______________________________________________ account  number __________________,  or,  if  mailed  by check, to __________________________________________________________________ Applicable  statements should be mailed to ____________________________________________________________________________________________.

                  This  information  is  provided by _______________________________, the  assignee  named above, or _____________________________, as its agent.

                                               EXHIBIT A-1

                                       FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED
BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS
IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

Certificate No. ____                           Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement        Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                               Aggregate   Initial  Notional  Amount  of  the  Class  X
Residential Funding Company, LLC               Certificates: $__________

First Distribution Date:                       Initial    Notional   Amount   of   this    Certificate:
__________ 25, ____                            $_____________

Assumed Final Distribution Date:                CUSIP ________
_____________

                              MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                             SERIES ____-____

         Evidencing  a  percentage  interest  in  the  distributions  allocable  to the  Class  X
         Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of [one- to four-family  residential,  payment-option,  adjustable-rate  first lien  mortgage  loans with a negative  amortization  feature]  formed and sold by RESIDENTIAL  ACCREDIT LOANS,
         INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC  Mortgage  Group,  LLC or any of  their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality or by
Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  LLC or any of their affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that  _________________________  is  the  registered  owner  of  the  Percentage
Interest  evidenced  by this  Certificate  (obtained  by  dividing  the  Initial  Notional  Amount of this
Certificate by the Aggregate  Notional  Amount of all Class X  Certificates,  both as specified  above) in certain  distributions  with  respect to the Trust Fund  consisting  primarily of an interest in a pool of
[one- to  four-family  residential,  payment-option,  adjustable-rate  first  lien  mortgage  loans with a negative  amortization  feature] (the "Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,
Inc.  (hereinafter  called the  "Company,"  which term includes any  successor  entity under the Agreement referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement  dated as specified above (the  "Agreement")  among the Company,  the Master Servicer and  ________________________,
as  trustee  (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth hereafter.  To the extent  not  defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions  of the  Agreement,  to which  Agreement  the  Holder  of this  Certificate  by  virtue  of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the  close  of  business  on the  last  day (or if such  last day is not a
Business Day, the Business Day  immediately  preceding such last day) of the month  immediately  preceding the month of such distribution (the "Record Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount required to be  distributed  to Holders of Class X Certificates  on such  Distribution  Date. The Class X Certificates have no Certificate Principal Balance.

         Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such  Person  shall have so notified  the Master  Servicer  or such  Paying  Agent,  or by check  mailed to the  address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose.  The Initial  Notional  Amount of this
Certificate is set forth above.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates  of the Series  specified  hereon (herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Company and the Master  Servicer of advances  made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee
and the  rights of the  Certificateholders  under the  Agreement  at any time by the  Company,  the Master
Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the  Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange herefor or in lieu  hereof  whether or not  notation  of such  consent is made upon the  Certificate.  The
Agreement also permits the amendment thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of transfer at the  offices or agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied  by an  assignment  in the  form  below  or  other  written  instrument  of  transfer  in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized denominations  evidencing  the  same  Class  and  aggregate  Percentage  Interest  will be  issued  to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing  the same Class and aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar and any agent of the Company, the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of
(i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not require,  the Master  Servicer to (i) purchase at a price  determined as provided  in the  Agreement  all  remaining  Mortgage  Loans and all  property  acquired in respect of any
Mortgage  Loan or (ii)  purchase  in whole,  but not in part,  all of the  Certificates  from the  Holders thereof;  provided,  that any such option may only be  exercised if the Pool Stated  Principal  Balance of the  Mortgage  Loans as of the  Distribution  Date  upon  which  the  proceeds  of any such  purchase  are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof,  which  further  provisions  shall for all  purposes  have the same effect as if set forth at this place.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [________________________________],
                                                              as Trustee

                                                     By:________________________________
                                                              Authorized Signatory

                                      CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                                     [________________________________],
                                                              as Certificate Registrar

                                                     By:_________________________________
                                                              Authorized Signatory

                                                ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

__________________________________________________________________________________________________________
(Please print or typewrite name and address  including postal zip code of assignee) a Percentage  Interest evidenced  by the  within  Mortgage  Asset-Backed  Pass-Through  Certificate  and  hereby  authorizes  the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

__________________________________________________________________________________________________________

                                                     _____________________________________________________
                                                     Signature by or on behalf of assignor

                                                     _____________________________________________________
                                                     Signature Guaranteed
Dated:

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to for the account of _______________________ account number ______________________________,  or,  if  mailed by check, to
__________________________________________________________________________________________________________

Applicable statements should be mailed to
__________________________________________________________________________________________________________

        This information is provided by ____________________________________________________, the assignee named above, or __________________________________ as its agent.

                                                EXHIBIT B

                                       FORM OF CLASS M CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1
CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE,
OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

         THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL
INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS
CERTIFICATE IS ___________ __, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE
PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN
ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD
TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN
$[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.
NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED
ASSUMPTION OR AT ANY OTHER RATE.

         ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS
PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS
NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON,
ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS"
OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN
RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, PTE
2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS
THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH
CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT)
BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II)
THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS
EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE
95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE
COMPANY).

         IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT
DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING
TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE
WITH THE RFC EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE
EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE
TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST
HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING
AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY
SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES
INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No.                                              [      ]% Pass-Through Rate

Class M-    Subordinate                                      Aggregate Certificate
                                                             Principal Balance
Date of Pooling and Servicing                                of the Class M Certificates:
Agreement and Cut-off Date:                                  $
___________ 1, ____
                                                             Initial Certificate Principal
First Distribution Date:                                     Balance of this Certificate:
_________ 25, ____                                           $

Master Servicer:                                             CUSIP: 76110F-
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                             MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                             SERIES ____-___

         evidencing  a  percentage  interest in any  distributions  allocable to the Class M-
         Certificates  with  respect  to  the  Trust  Fund  consisting  primarily  of a  pool  of
         [conventional  one- to four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC
Mortgage Group, LLC or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that                                                    is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the
Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all
Class M-     Certificates, both as specified above) in certain distributions with respect to a Trust
Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the
"Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the
"Distribution Date"), commencing as described in the Agreement, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a
Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of
interest and principal, if any) required to be distributed to Holders of Class M-     Certificates on
such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial Certificate
Principal Balance of this Certificate is set forth above.  The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  Any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such transferee is not an investment manager, a named fiduciary or a trustee of any plan, or any other person, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any plan (a "plan investor"), (b) it has acquired and is holding such Certificate in reliance on prohibited transaction exemption ("PTE") 94-29, as most recently amended, PTE 2002-41, 67 fed. Reg. 54487 (August 22, 2002)
(the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than
"BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an
"insurance company general account" (within the meaning of U.S. Department of Labor prohibited transaction class exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of
PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a "complying insurance company).

                  If this Certificate (or any interest herein) is acquired or held by any person that does not satisfy the conditions described in the preceding paragraph, then the last preceding transferee that either (i) is not a plan investor, (ii) acquired such Certificate in compliance with the RFC
Exemption, or (iii) is a complying insurance company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate owner thereof retroactive to the date of such transfer of this Certificate.  The Trustee shall be under no liability to any person for making any payments due on this Certificate to such preceding transferee.

                  This Certificate is one of a duly authorized issue of Certificates issued in several
Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the
Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the
Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.
Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this
Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in
Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any
agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the
Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the
State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust
Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The
Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate
Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [____________________________],
                                                     as Trustee

                                                     By:_____________________________
                                                            Authorized Signatory

                                      CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-     Certificates referred to in the within-mentioned
Agreement.

                                                     [_________________________],
                                                             as Certificate Registrar

                                                     By:______________________________
                                                            Authorized Signatory

                                                ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
____________________________________________________________________________ (Please  print  or  typewrite name and address  including  postal zip code of  assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes the transfer of  registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

Dated:                                               _____________________________________________________
                                                     Signature by or on behalf of assignor

                                                     _____________________________________________________
                                                            Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds  to ______________________________________________________________________________ for  the  account of __________________________________________ account  number ______________________,  or,  if  mailed  by check, to __________________________________________________________________ Applicable  statements should be mailed to ___________________________________________________________.

                  This  information  is  provided by _______________________________, the  assignee  named above, or ____________________________________, as its agent.

                                                EXHIBIT C

                                       FORM OF CLASS B CERTIFICATE

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES AND CLASS M CERTIFICATES
[AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE  SECURITIES  LAWS OF ANY  STATE  AND MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED
PURSUANT  TO SUCH  ACT AND  LAWS  OR IS  SOLD  OR  TRANSFERRED  IN  TRANSACTIONS  WHICH  ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  EITHER A
CERTIFICATION  PURSUANT TO SECTION  5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY TO THE
TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS  AMENDED
("ERISA"),  OR SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE MASTER  SERVICER,  THE  COMPANY OR THE
TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE
CODE. THE FOLLOWING  INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME
TAX ORIGINAL  ISSUE  DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS  CERTIFICATE IS
___________  __,  ____.  ASSUMING  THAT  THE  MORTGAGE  LOANS  PREPAY  AT  100%  OF THE  PREPAYMENT  SPEED
ASSUMPTION  (AS DESCRIBED IN THE PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN ISSUED WITH NO MORE
THAN  $[      ] OF OID PER $[1,000] OF INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,  THE YIELD TO MATURITY IS
[        ]% AND THE AMOUNT OF OID  ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN  $[        ]
PER  $[1,000]  OF INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED  UNDER THE  APPROXIMATE  METHOD.  NO
REPRESENTATION  IS MADE THAT THE  MORTGAGE  LOANS  WILL  PREPAY AT A RATE  BASED ON THE  PREPAYMENT  SPEED
ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                              [      ]% Pass-Through Rate

Class B-     Subordinate                                     Aggregate Certificate
                                                             Principal Balance
Date of Pooling and Servicing                                of the Class B-
Agreement and Cut-off Date:                                  Certificates as of
___________ 1, ____                                          the Cut-off Date:
                                                             $
First Distribution Date:
_________ 25, ____                                           Initial Certificate Principal
                                                             Balance of this Certificate:
Master Servicer:                                             $
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                             MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                             SERIES ____-___

        evidencing  a  percentage  interest in any  distributions  allocable  to the Class B-
        Certificates  with  respect  to  the  Trust  Fund  consisting  primarily  of  a  pool  of
        [conventional  one- to four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC
Mortgage Group, LLC or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Residential Accredit Loans, Inc. is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal
Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-
Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the
"Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the
"Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such
Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial Certificate
Principal Balance of this Certificate is set forth above.  The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and
(ii) the transferee shall execute an investment letter in the form described by the Agreement.  The
Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such
Federal and state laws. In connection with any such transfer, the Trustee will also require either (i)
an opinion of counsel addressed to the Trustee, the Company and the Master Servicer, acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the
Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section
406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by
Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan)
acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any
Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of
Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                  This Certificate is one of a duly authorized issue of Certificates issued in several
Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the
Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the
Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.
Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this
Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in
Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any
agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the
Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the
State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust
Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The
Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate
Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [_____________________________],
                                                           as Trustee

                                                     By:______________________________
                                                            Authorized Signatory

                                      CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-     Certificates referred to in the within-mentioned
Agreement.

                                                     [___________________________],
                                                            as Certificate Registrar

                                                     By:________________________________
                                                            Authorized Signatory

                                                ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
                                                                             (Please  print  or  typewrite
name and address  including  postal zip code of  assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes the transfer of  registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

Dated:                                               _____________________________________________________
                                                     Signature by or on behalf of assignor

                                                     _____________________________________________________
                                                            Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds  to ______________________________________________________________________________ for  the  account of ______________________________________ account  number __________________________,  or,  if  mailed  by check, to _________________________________________________________________  Applicable  statements should be mailed to __________________________________________________________________________.

                  This  information  is  provided by _______________________________, the  assignee  named above, or __________________________________, as its agent.

                                               EXHIBIT C-I

                                       FORM OF CLASS P CERTIFICATE

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE  SECURITIES  LAWS OF ANY  STATE  AND MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED
PURSUANT  TO SUCH  ACT AND  LAWS  OR IS  SOLD  OR  TRANSFERRED  IN  TRANSACTIONS  WHICH  ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE AGREEMENT).

NO TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  EITHER A
CERTIFICATION  PURSUANT TO SECTION  5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY TO THE
THE  TRUSTEE  THAT THE  PURCHASE  OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR  RESULT  IN A  NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS
AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE COMPANY OR
THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. ___                                          Prepayment Charge

Class P - Prepayment Charge                                  Aggregate Certificate Principal Balance
                                                             of the Class P
Date of Pooling and Servicing                                Certificates as of
Agreement and Cut-off Date:                                  the Cut-off Date:
__________ 1, ____                                           $0.00

First Distribution Date:                                     Initial Certificate Principal Balance of this
__________ 25, ____                                          Certificate: $____

Master Servicer:                                             Percentage Interest of this Certificate:
Residential Funding Company, LLC                             100%

Assumed Final Distribution Date:                             CUSIP: __________
__________ 25, ____
                             MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                             SERIES ____-___

        evidencing  a  percentage  interest  in  any  distributions  allocable  to  the  Class  P
        Certificates  with respect to the Trust Fund  consisting  primarily of a pool of [one- to four-family residential,  payment-option,  adjustable-rate first lien mortgage loans with a negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC
Mortgage Group, LLC or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ____________________________ is the registered owner of the
Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] (the
"Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and ____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the
"Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class P
Certificates on such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose.

                  No transfer of this Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and
(ii) the transferee shall execute an investment letter in the form described by the Agreement.  The
Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such
Federal and state laws. In connection with any such transfer, the Trustee will also require either (i)
an opinion of counsel addressed to the Trustee, the Company and the Master Servicer, acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the
Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class P Certificate will not constitute or result in a non-exempt prohibited transaction under Section
406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by
Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan)
acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any
Plan.

                  This Certificate is one of a duly authorized issue of Certificates issued in several
Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the
Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the
Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.
Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this
Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in
Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any
agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the
Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the
State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust
Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The
Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate
Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______________                               [____________________________],
                                                           as Trustee

                                                     By:_____________________________
                                                            Authorized Signatory

                                      CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                                     [____________________________],
                                                              as Certificate Registrar

                                                     By:______________________________
                                                              Authorized Signatory

                                                ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
____________________________________________________________________________ (Please  print  or  typewrite name and address  including  postal zip code of  assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes the transfer of  registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

Dated:                                               _____________________________________________________
                                                     Signature by or on behalf of assignor

                                                     _____________________________________________________
                                                            Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds  to ______________________________________________________________________________ for  the  account of ________________________________ account  number ________________________________,  or,  if  mailed  by check, to __________________________________________________________________ Applicable  statements should be mailed to ____________________________________________________________________________________________.

                  This  information  is  provided by _______________________________, the  assignee  named above, or _____________________________, as its agent.

                                               EXHIBIT C-II

                                         CLASS SB-[ ] CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES,  THE CLASS M-1,
CLASS M-2,  CLASS M-3,  [CLASS M-4,  CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8, CLASS M-9 AND CLASS M-10]
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
AMENDED,  OR THE  SECURITIES  LAWS  OF ANY  STATE  AND MAY  NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS
REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY  INTEREST  HEREIN  SHALL BE MADE TO ANY PLAN  SUBJECT TO
TITLE I OF ERISA OR SECTION 4975 OF THE CODE,  ANY PERSON  ACTING,  DIRECTLY OR  INDIRECTLY,  ON BEHALF OF
ANY SUCH PLAN OR ANY PERSON  ACQUIRING SUCH  CERTIFICATES  WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING
OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R.  §2510.3-101,  AS MODIFIED BY SECTION 3(42)
OF ERISA  ("PLAN  ASSET  REGULATIONS"),  UNLESS THE  DEPOSITOR,  THE TRUSTEE AND THE MASTER  SERVICER  ARE
PROVIDED  WITH AN OPINION  OF COUNSEL  WHICH  ESTABLISHES  TO THE  SATISFACTION  OF THE  TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN ANY
PROHIBITED  TRANSACTION  UNDER  TITLE I OF ERISA OR  SECTION  4975 OF THE  CODE AND WILL NOT  SUBJECT  THE
DEPOSITOR,  THE MASTER SERVICER,  THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY  (INCLUDING
OBLIGATIONS  OR  LIABILITIES  UNDER  TITLE I OF ERISA OR SECTION  4975 OF THE CODE) IN  ADDITION  TO THOSE
UNDERTAKEN  IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL  SHALL NOT BE AN EXPENSE OF. THE  DEPOSITOR,  THE
MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND.

Class SB-[ ] Subordinate                                     Certificate No. ___

Date of Pooling and Servicing Agreement                      Percentage Interest: _____%
and Cut-off Date:
___________ 1, ____

First Distribution Date:                                     Aggregate Initial Notional Principal
___________ 25, ____                                         Balance of the Class SB-[ ] Certificates:
                                                             $____________

Master Servicer:                                             Initial Notional Balance
Residential Funding Company, LLC                             of this Class SB-2 Certificate:
                                                             $____________

Maturity Date:                                               CUSIP: ____________
___________ 25, ____

                             MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                            SERIES _____-____

                  evidencing a  percentage  interest in any  distributions  allocable to the  Class  SB-[  ]  Certificates  with  respect  to  the  Trust  Fund consisting  primarily of a pool of [one- to  four-family  residential, hybrid  adjustable-rate  first  lien  mortgage  loans  with a negative amortization  feature] formed and sold by RESIDENTIAL  ACCREDIT LOANS,
                  INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC  Mortgage  Group,  LLC or any of  their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality or by
Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of
their  affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that PRAMWAVE & CO. is the registered owner of the Percentage  Interest  evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of [one- to  four-family  adjustable  rate first lien  mortgage  loans] (the  "Mortgage
Loans"),  sold by  Residential  Accredit  Loans,  Inc.  (hereinafter  called the  "Depositor,"  which term includes  any  successor  entity  under the  Agreement  referred  to below).  The Trust  Fund was  created pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master Servicer and  _____________,  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set  forth  hereafter.  To the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business on the last  Business  Day of the month  immediately preceding the month of such distribution (the "Record Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[ ] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such  Person  shall have so notified  the Master  Servicer  or such  Paying  Agent,  or by check  mailed to the  address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the office or agency  appointed  by the Trustee for that  purpose.  The  Notional  Amount of this Class
SB-[ ] Certificate  as of any date of  determination  will be  calculated  as described in the  Agreement.
This Class SB-[ ] Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional  Amount as
indicated  in the  definition  of  Accrued  Certificate  Interest  in the  Agreement.  This  Class  SB-[ ]
Certificate will not accrue interest on its Certificate Principal Balance.

         No transfer  of this Class SB-[ ]  Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and any  applicable  state securities  laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may require an opinion of counsel  acceptable  to and in form and substance  satisfactory to the Trustee and the Depositor that such transfer is exempt  (describing the applicable  exemption  and the  basis  therefor)  from  or is  being  made  pursuant  to the  registration requirements  of the  Securities Act of 1933, as amended,  and of any applicable  statute of any state and
(ii) the  transferee  shall  execute an  investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master Servicer and the Certificate  Registrar acting on behalf of the Trustee against any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No transfer of this  Certificate  or any  interest  herein  shall be made to any Plan  subject to
Title I of ERISA or Section 4975 of the Code,  any Person  acting,  directly or  indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R.  §2510.3-101,  as modified by Section 3(42)
of ERISA  ("Plan  Asset  Regulations"),  unless the  Depositor,  the Trustee and the Master  Servicer  are
provided  with an Opinion  of Counsel  which  establishes  to the  satisfaction  of the  Trustee  that the purchase of this  Certificate is permissible  under  applicable  law, will not constitute or result in any prohibited  transaction  under  Title I of ERISA or  Section  4975 of the  Code and will not  subject  the
Depositor,  the Master Servicer,  the Trustee or the Trust Fund to any obligation or liability  (including obligations  or  liabilities  under  Title I of ERISA or Section  4975 of the Code) in  addition  to those undertaken  in the  Agreement,  which  Opinion of Counsel  shall not be an expense of the  Depositor,  the
Master Servicer, the Trustee or the Trust Fund.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates  of the Series  specified  hereon (herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of Certificates  affected  thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor  or in  lieu  hereof  whether  or  not  notation  of  such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits the  amendment  thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of transfer at the  offices or agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied  by an  assignment  in the  form  below  or  other  written  instrument  of  transfer  in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized denominations  evidencing  the  same  Class  and  aggregate  Percentage  Interest  will be  issued  to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing  the same Class and aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, the Certificate Registrar and any agent of the
Depositor,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and neither the Depositor,  the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of
(i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not require,  the Master Servicer (i) to purchase,  at a price determined as provided in the  Agreement,  all  remaining  Mortgage  Loans and all  property  acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised  if the Stated  Principal  Balance  before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the
Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of  authentication  hereon has been executed by the Certificate  Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

                                         [Signature Page Follows]

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              __________________________,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:  _________, ____

                                      CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[ ] Certificates referred to in the within-mentioned Agreement.

                                                              ___________________________,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
__________________________________________________________________________________________________________
__________________________________________________________________________________________________________
__________________________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:
__________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                EXHIBIT D

                                       FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  EITHER A
CERTIFICATION  PURSUANT TO SECTION  5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY TO THE
TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS  AMENDED
("ERISA"),  OR SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE MASTER  SERVICER,  THE  COMPANY OR THE
TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE
IS NOT (A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED
STATES, OR ANY AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS
A CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS
BOARD  OF  DIRECTORS  IS  NOT  SELECTED  BY  SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF THE  FOREGOING,  (C) ANY
ORGANIZATION  (OTHER THAN  CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS
EXEMPT  FROM THE TAX  IMPOSED  BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED
BUSINESS  TAXABLE  INCOME),   (D)  RURAL  ELECTRIC  AND  TELEPHONE   COOPERATIVES   DESCRIBED  IN  SECTION
1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES  (A),  (B),  (C),  (D) OR (E) BEING  HEREIN  REFERRED TO AS A
"DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION  OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING
THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE  OR  OTHER  DISPOSITION  OF THIS
CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS
ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED
TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                              [      ]% Pass-Through Rate

Class R Senior                                               Aggregate Initial Certificate
                                                             Principal Balance of the
Date of Pooling and Servicing                                Class R Certificates:
Agreement and Cut-off Date:                                  $100.00
___________ 1, ____
                                                             Initial Certificate Principal
First Distribution Date:                                     Balance of this Certificate:
_________ 25, ____                                           $

Master Servicer:                                             Percentage Interest:
Residential Funding Company, LLC                                           %

Assumed Final Distribution Date:                             CUSIP 76110F-
___________ 25, ____

                             MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                             SERIES ____-___

         evidencing  a  percentage  interest  in  any  distributions  allocable  to the  Class  R
         Certificates  with  respect  to  the  Trust  Fund  consisting  primarily  of a  pool  of
         [conventional  one- to four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC
Mortgage Group, LLC or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that                                                    is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the
Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal
Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc.
(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the
Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the
"Distribution Date"), commencing as described in the Agreement, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a
Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such
Distribution Date.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any
Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii)
the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the
Trustee of, among other things, an affidavit to the effect that it is a United States Person and
Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this
Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted
Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this
Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the
Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial Certificate
Principal Balance of this Certificate is set forth above.  The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.  Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this
Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                  No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel addressed to the Trustee, the Company and the Master Servicer,
acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the
Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets"
of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates issued in several
Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the
Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the
Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.
Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this
Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in
Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any
agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the
Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the
State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust
Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The
Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate
Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [____________________________],
                                                     as Trustee

                                                     By:____________________________
                                                            Authorized Signatory

                                      CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                     [____________________________],
                                                            as Certificate Registrar

                                                     By:____________________________
                                                            Authorized Signatory

                                                ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
                                                                             (Please  print  or  typewrite
name and address  including  postal zip code of  assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes the transfer of  registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

Dated:                                               _____________________________________________________
                                                     Signature by or on behalf of assignor

                                                     _____________________________________________________
                                                            Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds  to_______________________________________________________________________________ for  the  account of _________________________________________ account  number _______________________,  or,  if  mailed  by check, to __________________________________________________________________ Applicable  statements should be mailed to __________________________________________________________.

                  This  information  is  provided by _______________________________, the  assignee  named above, or ___________________________, as its agent.

                                                EXHIBIT E

                                     FORM OF SELLER/SERVICER CONTRACT

         This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this ____________________ day of ______________, 20 __, by and
between Residential Funding Company, LLC, its successors and assigns ("Residential Funding") and
_________________________________________ (the "Seller/Servicer," and, together with Residential
Funding, the "parties" and each, individually, a "party").

         WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential
Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the
Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential
Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

         NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.       Incorporation of Guides by Reference.

         The Seller/Servicer acknowledges that it has received and read the Guides.  All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing.  Specific reference in this Contract to particular provisions of the
Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable.  All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.       Amendments.

         This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought.  Such a written waiver or amendment must expressly reference this Contract.  However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time.  Any such amendment(s) to the
Guides shall be binding upon the parties hereto.

3.       Representations and Warranties.

         a.       Reciprocal Representations and Warranties.

                  The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

                  (1)      Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this
                           Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

                  (2)      This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

                  (3)      There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

                  (4)      Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, certificates of formation, limited liability company agreement, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract.
                           Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

         b.       Seller/Servicer's Representations, Warranties and Covenants.

                  In addition to the representations, warranties and covenants made by the
                  Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of
                  Directors which authorizes the execution and delivery of this Contract.

4.       Remedies of Residential Funding.

         If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.       Seller/Servicer's Status as Independent Contractor.

         At no time shall the Seller/Servicer represent that it is acting as an agent of Residential
Funding.  The Seller/Servicer shall, at all times, act as an independent contractor.

6.       Prior Agreements Superseded.

         This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer
Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.       Assignment.

         This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.  Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.       Notices.

         All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.  However, another name, address and/or telefacsimile number may be substituted by the
Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

        ___________________________________________________
        ___________________________________________________
        ___________________________________________________
       Attention:__________________________________________
       Telefacsimile Number:  (_____)  ___-_____

9.       Jurisdiction and Venue.

         Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court.  Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum.  Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.      Miscellaneous.

         This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract.  All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract.  Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of
Minnesota.

         IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                         SELLER/SERVICER

[Corporate Seal]
                                                ________________________________________________________
                                                                    (Name of Seller/Servicer)
By:___________________________________          By:_____________________________________________________
       (Signature)                                                  (Signature)
By:___________________________________          By:_____________________________________________________
       (Typed Name)                                                 (Typed Name)
Title:________________________________          Title:__________________________________________________

=============================================== ======================================================================

ATTEST:                                         RESIDENTIAL FUNDING COMPANY, LLC

[Corporate Seal]

By:___________________________________          By:_____________________________________________________
       (Signature)                                                  (Signature)
By:___________________________________          By:_____________________________________________________
       (Typed Name)                                                 (Typed Name)
Title:________________________________          Title:__________________________________________________

                                                EXHIBIT F
                                       FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:             (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."

________________________________
Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the
Pooling and Servicing Agreement.

Enclosed Documents:                [ ]   Promissory Note
                                   [ ]   Primary Insurance Policy
                                   [ ]   Mortgage or Deed of Trust
                                   [ ]   Assignment(s) of Mortgage or Deed of Trust
                                   [ ]   Title Insurance Policy
                                   [ ]   Other:

Name:_______________________________
Title:______________________________
Date:_______________________________

                                               EXHIBIT G-1

                                 FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                )
                                        )    ss.:
COUNTY OF                               )
                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1.       That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a
[savings institution] [corporation] duly organized and existing under the laws of [the State of
__________________________________] [the United States], on behalf of which he makes this affidavit and agreement.

                  2.       That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement.
(For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3.       That the Owner is aware (i) of the tax that would be imposed on transfers of
Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  4.       That the Owner is aware of the tax imposed on a "pass-through entity" holding
Class R Certificates if either the pass-through entity is an electing large partnership under Section
775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5.       The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in Section
7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

                  6.       The Owner hereby agrees that it will not cause income from the Class R
Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

                  7.       That the Owner is aware that the Trustee will not register the transfer of any
Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The
Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  8.       That the Owner has reviewed the restrictions set forth on the face of the
Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section
5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section
5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  9.       That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  10.      The Owner's Taxpayer Identification Number is ______________________________.

                  11.      This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

                  12.      That no purpose of the Owner relating to the transfer of any of the Class R
Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section
1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

                  13.      That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the
Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

                  14.      That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

                  15.      The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended
("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any
Certificate with "plan assets" of any such plan.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this_________________________________day of
_______________________________, 200__.

                                                     [NAME OF OWNER]

                                                     By:_________________________________________
                                                            [Name of Officer]
                                                            [Title of Officer]
[Corporate Seal]

ATTEST:

_____________________________________
[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the
Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of _____________________________________,
200___.

                                                            ____________________________________________
                                                            NOTARY PUBLIC

                                                     COUNTY OF____________________________________________
                                                     STATE OF ____________________________________________
                                                           My Commission expires the __ day of ____, 20__.

                                                EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:

    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

    The accuracy of the estimated burden associated with the collection of information (see below);

    How the quality, utility, and clarity of the information to be collected may be enhanced;

    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the ``formula test,'' an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.

    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.

    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that ``present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually''
and that ``[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party.'' The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.

    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                               EXHIBIT G-2

                                      FORM OF TRANSFEROR CERTIFICATE

                                                                   _________________, 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, Class R

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by
______________________________________________________________________________________(the "Seller") to
___________________________________________________________________________________(the "Purchaser") of
$____________________________Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Company, LLC, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1.       No purpose of the Seller relating to the transfer of the Certificate by the
Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2.       The Seller understands that the Purchaser has delivered to the Trustee and the
Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1.  The Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations
Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the
Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The
Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual knowledge that the proposed Transferee is not both a
United States Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     _____________________________________________________
                                                     (Seller)

                                                     By:__________________________________________________
                                                     Name:________________________________________________
                                                     Title:_______________________________________________

                                                EXHIBIT H

                                  FORM OF INVESTOR REPRESENTATION LETTER

                                                         _____________, 20____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series ____-___

                  RE:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, [Class B-]

Ladies and Gentlemen:

__________________________________________________________________________ (the "Purchaser") intends to purchase from __________________________________________________________________________ (the "Seller")
$ ________________________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class ______ (the "Certificates"), issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Company, LLC, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                           1.       The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the
                  "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and
                  Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                           2.       The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3.       The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the
                  Certificates, (b) able to bear the economic risks of such an investment and (c) an
                  "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                           4.       The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated
                  ______________________________________, 20______, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the
                  Purchaser.  [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser
                  acknowledges that such Memorandum was provided to it by the Seller, that the
                  Memorandum was prepared by the Company solely for use in connection with the Original
                  Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a)
                  error or omission, or alleged error or omission, contained in the Memorandum, or (b)
                  any information, development or event arising after the date of the Memorandum.]

                           5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any
                  Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and
                  Servicing Agreement.

                           6.       The Purchaser

                                    (a)     is not an employee benefit or other plan subject to the
                  prohibited transaction provisions of the Employee Retirement Income Security Act of
                  1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as
                  amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the
                  Department of Labor ("DOL") regulation at 29 C.F.R. §2510.3-101, as modified by
                  Section 3(42) of ERISA; or

                                    (b)     is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the
                  purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b)
above.

                                                     Very truly yours,

                                                     ____________________________________________________

                                                     By:__________________________________________________
                                                     Name:________________________________________________
                                                     Title:_______________________________________________

                                                EXHIBIT I

                                 FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                           ________, 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, [Class B-]

Ladies and Gentlemen:

                  In connection with the sale by _____________ (the "Seller") to __________________ (the
"Purchaser") of $            Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class ___ (the "Certificates"), issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Company, LLC, as master servicer, and __________________, as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any
Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the
Pooling and Servicing Agreement.

                                                     Very truly yours,

                                                     ____________________________________________________
                                                     (Seller)

                                                     By:__________________________________________________
                                                     Name:________________________________________________
                                                     Title:_______________________________________________

                                                EXHIBIT J

                              [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                         Description of Rule 144A Securities, including numbers:

                     _________________________________________________________________

                     _________________________________________________________________

                     _________________________________________________________________

                     _________________________________________________________________

                  The undersigned  seller, as registered holder (the "Seller"), intends to transfer the
Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1.       In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended
(the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of
Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer"
as defined in Rule 144A under the 1933 Act.

                  2.       The Buyer warrants and represents to, and covenants with, the Seller, the
Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"),
dated as of ___________ 1, ____ among Residential Funding Company, LLC as Master Servicer, Residential
Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as
trustee, as follows:

                           (a)      The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                           (b)      The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           (c)      The Buyer has been furnished with all information regarding the Rule
         144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                           (d)      Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the
         Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           (e)      The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such
         Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  [3.      The Buyer

                           [(a)     is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended
         ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan)
         acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets"
         of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. §
         2510.3-101, as modified by Section 3(42) of ERISA](1); or

                           (b)      is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL
         Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of
         PTCE 95-60.](2)

                  4.       This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

____________________________
(1) Only paragraph (a) for Class P Certificates.
(2) Class B Certificateholders may represent to either (a) or (b).

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

____________________________________                         ________________________________________
Print Name of Seller                                         Print Name of Buyer
By:_________________________________                         By:_____________________________________
    Name:                                                        Name:
    Title:                                                       Title:
Taxpayer Identification                                      Taxpayer Identification:
No._________________________________                         No:_____________________________________
Date:_______________________________                         Date:___________________________________

                                                                                      ANNEX 1 TO EXHIBIT J

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                         [For Buyers Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

                  1.       As indicated below, the undersigned is the President, Chief Financial Officer,
Senior Vice President or other executive officer of the Buyer.

                  2.       In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A")
because (i) the Buyer owned and/or invested on a discretionary basis
$ _____________________________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         --       Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal
                  Revenue Code.

         --       Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         --       Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         --       Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the
                  Securities Exchange Act of 1934.

         --       Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         --       State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         --       ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         --       Investment Adviser.   The Buyer is an investment adviser registered under the
                  Investment Advisers Act of 1940.

         --       SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small
                  Business Administration under Section 301(c) or (d) of the Small Business Investment
                  Act of 1958.

         --       Business Development Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         --       Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of
                  1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

                  3.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  4.       For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the
Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the
Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  5.       The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

________         ________       Will the Buyer be purchasing the Rule 144A
Yes              No             Securities only for the Buyer's own account?

                  6.       If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the
Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of
"qualified institutional buyer" set forth in Rule 144A.

                  7.       The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     _____________________________________________________
                                                     Print Name of Buyer

                                                     By:___________________________________________________
                                                            Name:
                                                            Title:

                                                     Date:_________________________________________________

                                                                                      ANNEX 2 TO EXHIBIT J

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                          [For Buyers That Are Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

                  8.       As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  9.       In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the
Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of
Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         --       The Buyer owned $ ______________________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         --       The Buyer is part of a Family of Investment Companies which owned in the aggregate
                  $ _______________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  10.      The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  11.      The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies,
(ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  12.      The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

                  13.      The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     _____________________________________________________
                                                     Print Name of Buyer

                                                     By:__________________________________________________
                                                            Name:_________________________________________
                                                            Title:________________________________________

                                                     IF AN ADVISER:

                                                     ______________________________________________________
                                                     Print Name of Buyer

                                                     Date:_________________________________________________

                                                EXHIBIT K

                               [TEXT OF AMENDMENT TO POOLING AND SERVICING
                               AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                            LIMITED GUARANTY]

                                               ARTICLE XIII

                         Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 13.01.  Subordinate Certificate Loss Coverage; Limited Guaranty.  (a) Subject
to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or
Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master
Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or
Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage
Loan,  and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b)      Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess
Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such
Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from
Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B
Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or
Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the
Class B Certificates on such Distribution Date due to such Realized Loss or Losses.  Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05.  Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses
and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate
Certificate Loss Obligation.

                  (c)      Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the
Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available")
shall be equal to the lesser of (X) __________________  minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal
Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
13.02.  Residential Funding's obligations as described in this Section are referred to herein as the
"Subordinate Certificate Loss Obligation."

                  (d)      The Trustee will promptly notify GMAC LLC of any failure of Residential
Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the
"Limited Guaranty"), executed by GMAC LLC, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to GMAC LLC a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e)  All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

                  (f)      The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under
Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute
Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust
Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or
Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of GMAC LLC as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of GMAC LLC at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency.  Any replacement of the Limited
Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request.  Neither the Company, the
Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or
Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments Relating to the Limited Guaranty.  Notwithstanding Sections
11.01 or 13.01: (i) the provisions of this Article XIII may be amended, superseded or deleted, (ii) the
Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and
(iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XIII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the
Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B
Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate
of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of
Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of
Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the
Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust
Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.  A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                EXHIBIT L

                                        [FORM OF LIMITED GUARANTY]

                                             LIMITED GUARANTY

                                     RESIDENTIAL ACCREDIT LOANS, INC.

                             Mortgage Asset-Backed Pass-Through Certificates
                                             Series ____-___

                                                                                      _________, 200___

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

Ladies and Gentlemen:

                  WHEREAS, Residential Funding Company, LLC, a Delaware limited liability company
("Residential Funding"), an indirect wholly-owned subsidiary of GMAC LLC, a Delaware limited liability company ("GMAC"), plans to incur certain obligations as described under Section 13.01 of the Pooling and
Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential
Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as
amended by Amendment No.________ thereto, dated as of ___________________, with respect to the Mortgage
Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

                  WHEREAS, pursuant to Section 13.01 of the Servicing Agreement, Residential Funding
agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the
Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS, GMAC desires to provide certain assurances with respect to the ability of
Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate
Loss Obligation;

                  NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1.       Provision of Funds.  (a) GMAC agrees to contribute and deposit in the
Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance.  Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to
Section 13.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the
Servicing Agreement.

                  2.       Waiver.  GMAC hereby waives any failure or delay on the part of Residential
Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder.  Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the
Trustee.

                  3.       Modification, Amendment and Termination.  This Limited Guaranty may be
modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement.  The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the
Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

                  4.       Successor.  Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

                  5.       Governing Law.  This Limited Guaranty shall be governed by the laws of the
State of New York.

                  6.       Authorization and Reliance.  GMAC understands that a copy of this Limited
Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the
Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

                  7.       Definitions.  Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

                  8.       Counterparts.  This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GMAC LLC

                                                     By:_____________________________________
                                                     Name:___________________________________
                                                     Title:__________________________________

Acknowledged by:

__________________,
     as Trustee

By:_________________________________________
Name:_______________________________________
Title:______________________________________

RESIDENTIAL ACCREDIT LOANS, INC.

By:_________________________________________
Name:_______________________________________
Title:______________________________________

                                                EXHIBIT M

                       FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                  ____________, 20____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the assignment by
______________________________(the "Trustee") to___________________________________________________(the
"Lender") of _________________________________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____
among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Company, LLC, as
Master Servicer, and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

                  (i)      the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

                  (ii)     the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

                  (iii)             the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage
Loan prior to such proposed assignment; and

                  (iv)     such assignment is at the request of the borrower under the related Mortgage
Loan.

                                                     Very truly yours,

                                                      ______________________________________________
                                                     (Lender)

                                                     By:__________________________________________________
                                                     Name:________________________________________________
                                                     Title:_______________________________________________

                                                EXHIBIT N

                                       FORM OF REQUEST FOR EXCHANGE

                                                                                                    [DATE]

__________________
__________________
__________________

                  Re:      Residential Accredit Loans, Inc.,
                           Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___

                  Residential Funding Company, LLC, as the Holder of a       % Percentage Interest of
the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

                  1.       [Interest Only/Class A-V]-__ Certificates, corresponding to the following
                           Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule].  The initial Subclass Notional Amount and the Initial Pass-Through Rate on the
                           [Interest Only/Class A-V]-__Certificates will be $ _________________ and
                            _______%, respectively.

                  2.       [Repeat as appropriate.]

                  The Subclasses requested above will represent in the aggregate all of the
Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates
surrendered for exchange.

                  All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans,
Inc., Residential Funding Company, LLC and __________________, as trustee.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:___________________________________________
                                                     Name:
                                                     Title:

                                                EXHIBIT O

                                     Form of Form 10-K Certification

         I, [identify the certifying individual], certify that:

         1.       I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the "Exchange Act periodic reports") created pursuant to the Series Supplement dated ___________________ to the Standard
Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement")
among Residential Accredit Loans, Inc., Residential Funding Company, LLC (the "Master Servicer") and
[Name of Trustee] (the "Trustee");

         2.       Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3.       Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the
Exchange Act periodic reports;

         4.       I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

         5.       All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                EXHIBIT P

                         [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

         The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

         (a)      The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__]
(the "Agreement") by and among [__________], as depositor, Residential Funding Company, LLC, as Master
Servicer, and the Trustee in accordance with the standards set forth therein.

         (b)      Based on my knowledge, the list of Certificateholders as shown on the Certificate
Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                              Name:
                                                              Title:

                                                EXHIBIT Q

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED
                                              MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                EXHIBIT R

                      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      Cash Collection and Administration
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             X (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    X (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with            X (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      Investor Remittances and Reporting
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
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1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              X
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
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                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               X
1122(d)(3)(iii)      days specified in the transaction agreements.
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                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  X
1122(d)(3)(iv)       statements.
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                                          Pool Asset Administration
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1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
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                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
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1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
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1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
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1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
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1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
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1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
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1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
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1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
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                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            X
1122(d)(4)(xv)       as set forth in the transaction agreements.
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